DMS_US.362473592.16 Execution Version _________________________________________________________________________ FOURTH AMENDED AND RESTATED CREDIT AGREEMENT by and among VISHAY PRECISION GROUP, INC. as the Borrower, THE FINANCIAL INSTITUTIONS identified herein as the Lenders, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as the Agent Dated as of August 15, 2024 _____________________________________________________________________________ J.P. MORGAN SECURITIES WELLS FARGO BANK, NATIONAL LLC as Co-Arranger ASSOCIATION as Co-Arranger

-ii- ARTICLE 1 DEFINITIONS .......................................................................................................... 2 1.1 Defined Terms. ...................................................................................................... 2 1.2 Terms Generally................................................................................................... 44 1.3 Interest Rates; Benchmark Notifications ............................................................. 45 1.4 Status of Obligations. ........................................................................................... 45 1.5 Letters of Credit ................................................................................................... 45 1.6 Divisions .............................................................................................................. 46 1.7 Exchange Rates; Currency Equivalents ............................................................... 46 ARTICLE 2 THE LOANS........................................................................................................... 47 2.1 Revolving Credit Loans to Borrower. .................................................................. 47 2.2 Borrowing Notice................................................................................................. 49 2.3 Increase in RC Commitment. ............................................................................... 50 2.4 Reserved. .............................................................................................................. 52 2.5 Reserved. .............................................................................................................. 52 2.6 Lenders' Obligations Several. .............................................................................. 52 2.7 Notes. ................................................................................................................... 52 2.8 Fees to Lenders. ................................................................................................... 52 2.9 Interest.................................................................................................................. 53 2.10 Increased Costs; Unavailability. .......................................................................... 57 2.11 Purpose ................................................................................................................. 62 2.12 Mechanics of Payments: Borrower Payments. ................................................... 62 2.13 Mechanics of Payments; Lender Payments. ........................................................ 65 2.14 Taxes. ................................................................................................................... 66 2.15 Mitigation Obligations; Replacement of Lenders. ............................................... 69 2.16 Defaulting Lenders............................................................................................... 71 2.17 Additional Borrowers........................................................................................... 73 2.18 Reserved. .............................................................................................................. 74 2.19 Returned Payments. ............................................................................................. 74 2.20 Banking Services, Swap Agreements, and Lender Bilateral Lines. .................... 74 ARTICLE 3 LETTERS OF CREDIT .......................................................................................... 75 3.1 Letters of Credit; General .................................................................................... 75 3.2 Notice of Issuance, Amendment, Extension; Certain Conditions........................ 75 3.3 Expiration Date .................................................................................................... 77

TABLE OF CONTENTS (continued) Page -iii- 3.4 Participations........................................................................................................ 77 3.5 Reimbursement .................................................................................................... 77 3.6 Obligations Absolute ........................................................................................... 78 3.7 Disbursement Procedures..................................................................................... 79 3.8 Interim Interest ..................................................................................................... 79 3.9 Replacement and Resignation of an Issuing Bank ............................................... 79 3.10 Cash Collateralization .......................................................................................... 79 3.11 Issuing Bank Reports to the Agent ...................................................................... 80 3.12 Letters of Credit Issued for Account of Subsidiaries ........................................... 81 3.13 Letter of Credit Fees ............................................................................................ 81 ARTICLE 4 CONDITIONS ........................................................................................................ 82 4.1 Conditions to Effectiveness. ................................................................................ 82 4.2 Closing Date Payments. ....................................................................................... 85 4.3 Requirements for Each Loan/Letter of Credit. .................................................... 85 ARTICLE 5 REPRESENTATIONS AND WARRANTIES ....................................................... 86 5.1 Status. ................................................................................................................... 86 5.2 Power and Authority; Enforceability. .................................................................. 87 5.3 No Violation of Agreements; Absence of Conflicts. ........................................... 87 5.4 Recording, Enforceability and Consent. .............................................................. 88 5.5 Lines of Business. ................................................................................................ 88 5.6 Security Interest in Collateral. ............................................................................. 88 5.7 Litigation; Compliance with Laws; OFAC Requirements................................... 88 5.8 No Burdensome Agreements; Material Agreements. .......................................... 89 5.9 Condition of Property. ......................................................................................... 89 5.10 Licenses; Intellectual Property. ............................................................................ 89 5.11 Title to Properties; Liens. ..................................................................................... 90 5.12 Reserved. .............................................................................................................. 90 5.13 Financial Statements and Projections. ................................................................. 90 5.14 Tax Returns and Payments; Other Fees. .............................................................. 91 5.15 Fiscal Year. .......................................................................................................... 91

TABLE OF CONTENTS (continued) Page -iv- 5.16 Federal Reserve Regulations................................................................................ 91 5.17 Investment Company Act. ................................................................................... 92 5.18 Compliance with ERISA...................................................................................... 92 5.19 Accuracy and Completeness of Disclosure. ......................................................... 93 5.20 Adequacy of Capital; Solvency. .......................................................................... 93 5.21 Absence of Restrictive Provisions. ...................................................................... 94 5.22 Environmental Compliance. ................................................................................ 94 5.23 Labor Matters. ...................................................................................................... 95 5.24 Brokers. ................................................................................................................ 95 5.25 Existing Indebtedness. ......................................................................................... 95 5.26 Anti-Corruption Laws and Sanctions................................................................... 96 5.27 Supply Agreements. ............................................................................................. 96 ARTICLE 6 REPORTING REQUIREMENTS AND NOTICES ............................................... 96 6.1 Financial Data and Reporting Requirements; Notice of Certain Events. ............ 96 6.2 Notice of Defaults. ............................................................................................... 98 6.3 Notice of Disputes and Other Matters. ................................................................ 98 6.4 ERISA Notices. .................................................................................................... 99 6.5 Miscellaneous. ................................................................................................... 100 6.6 Authorization of Third Parties to Deliver Information. ..................................... 100 ARTICLE 7 FINANCIAL COVENANTS ................................................................................ 101 7.1 Leverage Ratio. .................................................................................................. 101 7.2 Interest Coverage Ratio...................................................................................... 101 7.3 Additional Provisions Respecting Calculation of Financial Covenants. ........... 101 ARTICLE 8 BUSINESS COVENANTS .................................................................................. 103 8.1 Indebtedness. ...................................................................................................... 103 8.2 Liens; and Licenses. ........................................................................................... 104 8.3 Investments, Loans, Acquisitions, Etc. .............................................................. 106 8.4 Restricted Payments. .......................................................................................... 108 8.5 Sale-Leasebacks. ................................................................................................ 109 8.6 Transactions with Affiliates. .............................................................................. 109

TABLE OF CONTENTS (continued) Page -v- 8.7 Mergers and Dispositions. ................................................................................. 109 8.8 Existence. ........................................................................................................... 110 8.9 Compliance with Law. ....................................................................................... 110 8.10 Payment of Taxes and Claims............................................................................ 111 8.11 Tax Consolidation. ............................................................................................. 111 8.12 Compliance with ERISA.................................................................................... 111 8.13 Insurance. ........................................................................................................... 112 8.14 Maintenance of Properties. ................................................................................ 113 8.15 Maintenance of Records; Fiscal Year. ............................................................... 113 8.16 Inspection. .......................................................................................................... 113 8.17 Exchange of Notes. ............................................................................................ 113 8.18 Voting. ............................................................................................................... 114 8.19 Type of Business. ............................................................................................... 114 8.20 Issuance of Equity. ............................................................................................. 114 8.21 Change in Documents. ....................................................................................... 114 8.22 Payment of Subordinated Indebtedness. ............................................................ 114 8.23 Compliance with Federal Reserve Regulations; Use of Proceeds. .................... 114 8.24 Limitations on Certain Restrictive Provisions. .................................................. 115 8.25 Environmental Matters....................................................................................... 115 8.26 Corporate Separateness. ..................................................................................... 115 8.27 Certain Obligations Respecting Subsidiaries. .................................................... 116 8.28 Further Assurances............................................................................................. 117 8.29 OFAC. ................................................................................................................ 117 8.30 Post-Closing Covenants. .................................................................................... 117 8.31 Depositary Banks ............................................................................................... 117 ARTICLE 9 EVENTS OF DEFAULT ...................................................................................... 117 9.1 Events of Default. .............................................................................................. 117 9.2 Acceleration; Remedies. .................................................................................... 120 9.3 Proceeds of Collateral. ....................................................................................... 121 ARTICLE 10 AGENCY ............................................................................................................ 122

TABLE OF CONTENTS (continued) Page -vi- 10.1 Authorization and Action. .................................................................................. 122 10.2 Agent's Reliance, Limitation of Liability, Etc. .................................................. 125 10.3 Posting of Communications. .............................................................................. 126 10.4 The Agent Individually. ..................................................................................... 128 10.5 Successor Agent. ................................................................................................ 128 10.6 Acknowledgements of Lenders and Issuing Banks. .......................................... 129 10.7 Collateral Matters............................................................................................... 131 10.8 Credit Bidding. ................................................................................................... 132 10.9 Certain ERISA Matters. ..................................................................................... 133 10.10 Flood Laws......................................................................................................... 134 10.11 Borrower Communications. ............................................................................... 135 ARTICLE 11 MISCELLANEOUS ........................................................................................... 136 11.1 Notices; Effectiveness; Electronic Communication. ......................................... 136 11.2 Survival. ............................................................................................................. 138 11.3 No Implied Waivers. .......................................................................................... 138 11.4 Severability. ....................................................................................................... 138 11.5 Amendments, Waivers and Consents. ............................................................... 139 11.6 Successors and Assigns...................................................................................... 141 11.7 Calculations and Financial Data. ....................................................................... 145 11.8 Descriptive Headings. ........................................................................................ 145 11.9 Governing Law; Jurisdiction; Etc. ..................................................................... 145 11.10 Maximum Lawful Interest Rate. ........................................................................ 146 11.11 Right of Setoff.................................................................................................... 147 11.12 Counterparts; Integration; Effectiveness; Electronic Execution. ....................... 147 11.13 Treatment of Certain Information; Confidentiality; Advertisement. ................. 149 11.14 Expenses; Indemnity; Damage Waiver. ............................................................. 150 11.15 Certification of Amounts. .................................................................................. 152 11.16 Termination of Security; Partial Release of Security. ....................................... 152 11.17 Waiver of Jury Trial. .......................................................................................... 153 11.18 PATRIOT Act Notice. ....................................................................................... 153

TABLE OF CONTENTS (continued) Page -vii- 11.19 Acknowledgment Regarding Any Supported QFCs. ......................................... 153 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.......................................................................................................... 155 11.21 Disclosure. ......................................................................................................... 155 11.22 Appointment for Perfection. .............................................................................. 155 11.23 Joint and Several Liability of the Borrower. ...................................................... 155

DMS_US.362473592.16 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 15, 2024 (as amended, restated, supplemented and/or modified, from time to time, this "Agreement"), is made by and among JPMorgan Chase Bank, National Association ("JPM"), individually, as an Issuing Bank, a Lender and the Agent, the Lenders (referred to below), the Issuing Banks (referred to below), and Vishay Precision Group, Inc., a Delaware corporation (together with such additional Persons, if any, that may be designated as a "Borrower" pursuant to Section 2.17 (Additional Borrowers) of this Agreement, collectively and jointly and severally, the "Borrower"). JPM, when acting in its capacity as administrative agent for the Lenders and the Issuing Banks, or any successor or assign that assumes that position pursuant to the terms of this Agreement, is hereinafter referred to as the "Agent." Certain capitalized terms used in this Agreement are defined in Article 1 (Definitions). Background of Agreement The Borrower, through its Subsidiaries, is engaged in the business related to sensors, sensor-based systems and foil technology based products, such as resistors, resistive sensors and sensor-based systems, all for a wide variety of applications. On or about October 14, 2010, the Borrower, the Agent, certain lenders and the other parties party thereto entered into that certain Credit Agreement, which was amended and restated pursuant to that certain Amended and Restated Credit Agreement on or about January 29, 2013, and further amended and restated pursuant to that certain Second Amended and Restated Credit Agreement on or about December 30, 2015, and further amended and restated pursuant to that certain Third Amended and Restated Credit Agreement on or about March 20, 2020, and further amended pursuant to that certain Amendment No. 1 to Third Amended & Restated Credit Agreement on or about June 15, 2023 (the "Existing Credit Agreement"), whereby the Lenders therein agreed to provide a senior credit facility to the borrowers thereunder. The Borrower has requested that the Agent and Lenders enter into this Fourth Amended and Restated Credit Agreement whereby the Lenders provide the Borrower a revolving credit facility in an aggregate principal amount not to exceed $75,000,000 with a letter of credit subfacility. The Subsidiaries of the Borrower will derive substantial benefits from this credit facility. Such access to capital provided to the Subsidiaries through this financing is on terms that are more advantageous to the Subsidiaries than such Subsidiaries could obtain if they accessed capital independently. Accordingly, the credit facility provided for in this Agreement is to be guaranteed by the Borrower's Domestic Subsidiaries and, under certain circumstances when the Foreign Subsidiaries access capital from the Borrower, certain Foreign Subsidiaries, and secured by the equity of the Borrower's Subsidiaries as well as by the material assets (excluding real property) of the Borrower and the Subsidiary Guarantors as set forth in the Loan Documents. NOW, THEREFORE, it is agreed:

DMS_US.362473592.16 -2- ARTICLE 1 DEFINITIONS 1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified in this Section 1.1 unless the context otherwise requires. "Accumulated Funding Deficiency": any accumulated funding deficiency as defined in Section 302(a) of ERISA with respect to an Employee Pension Plan for plan years beginning prior to 2008 and any accumulated funding deficiency as defined in Section 304(a) of ERISA with respect to a Multiemployer Plan. "Acquisition": (a) any acquisition by the Borrower or any of its Subsidiaries of an interest in any other Person that shall then become Consolidated with the Borrower and its Subsidiaries in accordance with GAAP (including, by way of merger into the Borrower or a Subsidiary of the Borrower or otherwise), or (b) any acquisition by the Borrower or any of its Subsidiaries of all or any substantial part of the assets of any other Person or of a division or line of business of any other Person, in any case, whether by purchase, lease, exchange, issuance of equity or debt securities, merger, reorganization or any other method. "Adjusted Daily Simple RFR": (a) with respect to any RFR borrowing denominated in Sterling, an interest rate per annum equal to the Daily Simple RFR for Sterling, (b) with respect to any RFR borrowing denominated in Dollars, an interest rate per annum equal to the Daily Simple SOFR, and (c) with respect to any RFR borrowing denominated in Canadian Dollars, an interest rate per annum equal to (i) the Daily Simple RFR for Canadian Dollars, plus (b) 0.29547%; provided that if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Adjusted EURIBOR Rate": with respect to any Term Benchmark borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Adjusted Term CORRA Rate": for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) 0.29547% for a one month Interest Period or 0.32138% for a three month Interest Period; provided that if the Adjusted Term CORRA Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Adjusted Term SOFR Rate": with respect to any Term Benchmark borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

DMS_US.362473592.16 -3- "Adjusted TIBOR Rate": with respect to any Term Benchmark borrowing denominated in Yen for any Interest Period, an interest rate per annum equal to (a) the TIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted TIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Administrative Questionnaire": an Administrative Questionnaire in a form supplied by the Agent. "Affected Financial Institution": (a) any EEA Financial Institution or (b) any UK Financial Institution. "Affiliate": with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. "Agent": the meaning specified in the preamble to this Agreement. "Agent Parties": the meaning specified in Subsection 11.13.3 (Marketing Consent). "Aggregate RC Exposure": at any time, the aggregate RC Exposure of all the Lenders at such time. "Agreed Currencies": Dollars, Canadian Dollars, Euros, Sterling, Yen, and any other currency that (a) is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (b) agreed to by the Agent and each of the Lenders. "Agreement": this Fourth Amended and Restated Credit Agreement, as amended, restated, modified or supplemented from time to time. "Agreement Currency": the meaning specified in Subsection 2.12.7 (Judgment Currency Conversion). "Alternate Base Rate": for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one-month Interest Period as published two (2) U.S. Government Securities Business Days prior to on such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 6:00 a.m. New York time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the

DMS_US.362473592.16 -4- Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Subsection 2.10.7 (Alternate Rate of Interest) (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to clause (b) of Subsection 2.10.7 (Alternate Rate of Interest)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. "Alternate Rate": the sum of (a) a rate per annum selected by the Agent, in its reasonable discretion based on market conditions, reflecting the cost to the Lenders of obtaining funds, plus (b) the relevant Applicable Margin for Term Benchmark Loans and RFR Loans. When used in reference to any Loan or borrowing, "Alternate Rate" refers to whether such Loan, or the Loans comprising such borrowing, are bearing interest at a rate determined by reference to the Alternate Rate. "Alternative Currency": Agreed Currencies other than Dollars. "Ancillary Document": the meaning specified in Subsection 11.12.1 (Counterparts; Integration; Effectiveness) "Anti-Corruption Laws": all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including the Canadian Anti-Money Laundering & Anti-Terrorism Legislation. "Applicable Margin": the meaning specified in Subsection 2.9.2 (Applicable Margin). "Applicable Parties": the meaning specified in Section 10.3(c) (Posting of Communications). "Applicable Percentage": with respect to any Lender, the percentage of the total Commitments represented by such Lender's RC Commitment. If the RC Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the amount of each Lender's Aggregate RC Exposure at such time. In accordance with Section 2.16 (Defaulting Lenders), so long as any Lender shall be a Defaulting Lender, such Defaulting Lender's Commitment or RC Exposure, as applicable, shall be disregarded in the calculation of "Applicable Percentage." "Approved Borrower Portal": the meaning specified to it in Section 10.11 (Borrower Communications). "Approved Electronic Platform": the meaning specified to it in Section 10.3(a) (Posting of Communications).

DMS_US.362473592.16 -5- "Approved Fund": any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. "Assignment and Assumption": an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Subsection 11.6.2 (Assignments by Lenders)), and accepted by the Agent, in substantially the form of Exhibit J or any other form approved by the Agent. "Available RC Commitment": the meaning specified in Subsection 2.1.2 (Available RC Commitment). "Available Tenor": as of any date of determination and with respect to the then- current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of "Interest Period" pursuant to clause (e) of Subsection 2.10.7 (Alternate Rate of Interest). "Assumed Repatriation Costs": the product of (a) the Dollar Equivalent amount of unrestricted cash held by any Foreign Subsidiary that is not a Guarantor times (b) ten percent (10%). "Bail-In Action": the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. "Bail-In Legislation": (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). "Banking Services": each and any of the following bank services provided to any Loan Party or a Subsidiary of a Loan Party, by the Agent, an Issuing Bank, an Affiliate of the foregoing or Lender Banking Services Provider: (a) credit cards for commercial customers (including, without limitation, "commercial credit cards" and purchasing cards, (b) stored value cards, (c) merchant processing services, and (d) treasury and/or cash management services (including controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services and cash pooling services). "Banking Services Obligations": any and all obligations of the Loan Parties and their Subsidiaries whether absolute or contingent and howsoever and whenever created, arising,

DMS_US.362473592.16 -6- evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. "Bankruptcy Event": with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, monitor, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization, administration or liquidation of its business, appointed for it, or, in the good faith determination of the Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or Canada or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. "Base Rate Loans": RC Loans bearing interest at a rate determined by reference to the Alternate Base Rate. "Benchmark": initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event or a Term CORRA Reelection Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Subsection 2.10.7 (Alternate Rate of Interest). "Benchmark Replacement": for any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency (other than any Loan denominated in Canadian Dollars), "Benchmark Replacement" shall mean the alternative set forth in (2) below: (1) In the case of any Loan denominated in Dollars, the Adjusted Daily Simple RFR for any RFR borrowing denominated in Dollars and/or in the case of any Loan denominated in Canadian Dollars, the Adjusted Daily Simple RFR for any RFR borrowing denominated in Canadian Dollars; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark

DMS_US.362473592.16 -7- rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term CORRA Reelection Event and the delivery of a Term CORRA Notice, on the applicable Benchmark Replacement Date, the "Benchmark Replacement" shall revert to and shall be deemed to be the Adjusted Term CORRA Rate. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. "Benchmark Replacement Adjustment": with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time. "Benchmark Replacement Conforming Changes": with respect to any Benchmark Replacement and/or any Term Benchmark Loan denominated in Dollars, any technical, administrative or operational changes (including changes to the definition of "Alternate Base Rate," the definition of "Business Day," the definition of "U.S. Government Securities Business Day," the definition of "RFR Business Day," the definition of "Interest Period," timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). "Benchmark Replacement Date": with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

DMS_US.362473592.16 -8- (1) in the case of clause (1) or (2) of the definition of "Benchmark Transition Event," the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of "Benchmark Transition Event," the first date on which such Benchmark (or the published component used in the calculation thereof) has been (or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or (3) in the case of a Term CORRA Reelection Event, the date that is thirty (30) days after the date a Term CORRA Notice (if any) is provided to the Lenders and the Borrower pursuant to Section 2.10.7(d) (Alternate Rate of Interest). For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). "Benchmark Transition Event": with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the CORRA Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the

DMS_US.362473592.16 -9- administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). "Benchmark Unavailability Period": with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Subsection 2.10.7 (Alternate Rate of Interest) and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Subsection 2.10.7 (Alternate Rate of Interest). "Beneficial Ownership Certification": a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. "Beneficial Ownership Regulation": 31 C.F.R. § 1010.230. "Benefit Plan": any of (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such "employee benefit plan" or "plan". "Board of Directors": the board of directors, board of managers or similar group that directs the affairs of a Person. "Borrower": the meaning specified in the preamble to this Agreement. "Borrower Communications": the meaning specified to it in Section 10.11 (Borrower Communications). "Borrower Pledge": the meaning specified in Subsection 4.1.5(a) (Pledge Agreements).

DMS_US.362473592.16 -10- "Borrower Required Payment": the meaning specified in Subsection 2.12.2 (Payments by Borrower; Presumptions by Agent). "Business Day": any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to Loans denominated in Yen and in relation to the calculation or computation of TIBOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Japan, (b) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (c) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only a RFR Business Day, (d) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is a U.S. Government Securities Business Day, (e) in relation to Loans denominated in Canadian Dollars and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans or any other dealings in Canadian Dollars, and in relation to the calculation or computation of CORRA or the Canadian Prime Rate, any day (other than a Saturday or a Sunday) on which banks are open for business in Canada, and (f) in relation to any interest rate settings, fundings, disbursements, settlements or payments of any Loans or any other dealings serviced out of the London branch of JPM, any day (other than a Saturday or a Sunday) on which banks are open for business in London, England. "Canadian Anti-Money Laundering & Anti-Terrorism Legislation": collectively, the Criminal Code, R.S.C. 1985, c. C-46, the Proceeds of Crime Act, c. 17 and the United Nations Act, R.S.C. 1985, c. U-2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al Qaida and Taliban Regulations promulgated under the United Nations Act. "Canadian Base Rate Loan": RC Loans bearing interest at a rate determined by reference to the Canadian Prime Rate. "Canadian Blocked Person": any Person that is a "politically exposed foreign person" as defined in the Freezing Assets of Corrupt Foreign Officials Act (Canada), or "terrorist group" as defined in Part II.1 of the Criminal Code (Canada). "Canadian Dollars": refers to the lawful currency of Canada. "Canadian Economic Sanctions and Export Control Laws": any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), Part II.1 of the Criminal Code (Canada) and the Export and Import Permits Act (Canada), and any related regulations.

DMS_US.362473592.16 -11- "Canadian Prime Rate": on any day, the rate determined by the Agent to be the higher of (i) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Agent in its reasonable discretion) and (ii) the Adjusted Term CORRA Rate for a one month Interest Period on such day plus 1.00%; provided, that if the above rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index shall be effective from and including the effective date of such change. "Capital Lease": a lease, which is a financing lease or capital lease (but for avoidance of doubt, excluding any lease, which is an operating lease whether or not it appears as an asset on the balance sheet) in accordance with GAAP. "Capital Lease Obligation": with respect to any Capital Lease, the amount of the obligation of the lessee thereunder which would in accordance with GAAP appear on a balance sheet of such lessee in respect of such Capital Lease (but, for avoidance of doubt, excluding any amount in respect of operating leases) or otherwise be disclosed in a note to such balance sheet. "Capital Stock": any class of preferred, common or other capital stock, share capital or other equity interest of a Person, including any partnership interest in any partnership or limited partnership, any membership interest in any limited liability company, and any beneficial interests, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any debt securities convertible into any of the foregoing. "CBR Loan": a Loan that bears interest at a rate determined by reference to the Central Bank Rate. "CBR Spread": the Applicable Margin, applicable to such Loan that is replaced by a CBR Loan. "Central Bank Rate": (A) (i) for any Loan denominated in (a) Sterling, the Bank of England's (or any successor thereto's) "Bank Rate" as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, (c) Yen, the "short-term prime rate" as publicly announced by the Bank of Japan (or any successor thereto) from time to time, and (d) any other Alternative Currency determined after the Closing Date, a central bank rate as determined by the Agent in its reasonable discretion plus (B) the applicable Central Bank Rate Adjustment; provided that if the Central Bank Rate as so determined

DMS_US.362473592.16 -12- would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. "Central Bank Rate Adjustment": for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Adjusted EURIBOR Rate for the five (5) most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest Adjusted EURIBOR Rate applicable during such period of five (5) Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of Adjusted Daily Simple RFR for Sterling borrowings for the five (5) most recent RFR Business Days preceding such day for which Adjusted Daily Simple RFR for Sterling borrowing was available (excluding, from such averaging, the highest and the lowest such Adjusted Daily Simple RFR applicable during such period of five (5) RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period, (c) Yen, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Adjusted TIBOR Rate for the five (5) most recent Business Days preceding such day for which the TIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest Adjusted TIBOR Rate applicable during such period of five (5) Business Days) minus (ii) the Central Bank Rate in respect of Yen in effect on the last Business Day in such period and (d) any other Alternative Currency determined after the Closing Date, a Central Bank Rate Adjustment as determined by the Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (B) of the definition of such term and (y) each of the EURIBOR Rate and the TIBOR Rate on any day shall be based on the EURIBOR Screen Rate or the TIBOR Screen Rate, as applicable, on such day at approximately the time referred to in the definition of such term for deposits in the applicable Alternative Currency for a maturity of one month. "CERCLA": the U.S. Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and all rules and regulations promulgated in connection therewith. "CFC": a "controlled foreign corporation" within the meaning of Section 957 of the Code or any successor provision thereto; provided, that a "controlled foreign corporation" shall not constitute a CFC hereunder unless the Borrower reasonably determines and informs the Agent (along with information in reasonable detail supporting such determination) that, as of the relevant date of determination, there is (a) a reasonable expectation of substantial earnings and profits of such "controlled foreign corporation" that would be subject to current inclusion in U.S. taxable income of the Borrower under Section 951(a)(1)(B) of the Code if Section 956(d) of the Code or Treasury Regulations Section 1.956-2(c) were to apply to such "controlled foreign corporation", and (b) such earnings and profits described in (a) would not (i) be excluded, upon a "hypothetical distribution", from the "tentative section 956 amount" (in each case, within the meaning of Treasury Regulations Section 1.956-1(a)(2)) by reason of the dividends received deduction under Section 245A of the Code or any successor provision thereto, (ii) be excluded from gross income under Section 959(a) of the Code or any successor provision thereto upon an actual distribution, or (iii) otherwise, if distributed, be treated as a return of basis under Section 301(c)(2) of the Code or any successor provision thereto.

DMS_US.362473592.16 -13- "CFC Holdco": any Subsidiary that (a) is organized under the laws of the United States, any state thereof or the District of Columbia, and (b) has no material assets other than the equity of one or more CFCs or Disregarded Domestic Subsidiaries. "Change in Law": the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or Issuing Bank (or, for purposes of Subsection 2.10.2 (Capital Requirements), by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to the Basel III international regulatory framework for banks, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted, issued or implemented. "Change of Control": (a) Any person or group of persons (within the meaning of Section 13(d) of the U.S. Securities Exchange Act of 1934, as amended), other than interests owned by members of the Zandman Parties, shall obtain ownership or control in one or more series of transactions of more than 50.1% of the common stock or 50.1% of the voting power of the Borrower entitled to vote in the election of members of the Board of Directors of the Borrower or similar governing body; or (b) There shall have occurred under any indenture or other instrument evidencing any Indebtedness or preferred equity any "change of control" (or similar term as defined in such indenture or other evidence of Indebtedness or preferred equity) obligating the Borrower to repurchase, redeem or repay all or any part of the Indebtedness or Capital Stock provided for therein; or (c) The Borrower merges with or into another Person and the Borrower is not the surviving entity or sells or disposes of all or substantially all of its assets to any Person; or (d) During any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of 50.1% of the directors of the Borrower at the time of such approval who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

DMS_US.362473592.16 -14- (e) The liquidation or dissolution of the Borrower. For purposes of this definition, "voting stock" means Capital Stock or other ownership interests of any class or classes of a corporation or another entity the holders of which are entitled to elect a majority of the corporate directors or Persons performing similar functions. "Closing Date": August 15, 2024. "Closing Date GAAP": the meaning specified in Subsection 7.3.3(a) (Additional Provisions Respecting Calculation of Financial Covenants). "CME Term SOFR Administrator": CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator). "COBRA": the group health plan continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA. "Code": the U.S. Internal Revenue Code of 1986, as amended, and any U.S. Treasury Department regulations, revenue rulings or technical information releases issued thereunder. "Collateral": all property of any sort in which any Loan Party has granted, or purported to grant, a security interest or other Lien pursuant to any of the Loan Documents. "Commercial LC Exposure": at any time, the sum of (a) the aggregate undrawn amount of all outstanding commercial Letters of Credit plus (b) the aggregate amount of all LC Disbursements relating to commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower. The Commercial LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate Commercial LC Exposure at such time. "Commitment": the RC Commitment. "Commitment Fee Rate": the meaning specified in paragraph (b) of Subsection 2.8.1 (Unused Commitment Fees). "Commodity Exchange Act": the U.S. Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended, and any successor statute and any regulations issued thereunder by the U.S. Commodity Futures Trading Commission or any governmental agency or instrumentality succeeding to the functions thereof. "Communications": collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 10.3 (Posting of Communications), including through an Approved Electronic Platform. "Connection Income Taxes": Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

DMS_US.362473592.16 -15- "Consolidated": with respect to any Person and any specified subsidiaries, refers to the consolidation of financial statements of such Person and such subsidiaries and of particular items in such financial statements in accordance with GAAP. "Consolidating": with respect to any Person and any specified subsidiaries of such Person, refers to the separate presentation of financial statements of each such Person in accordance with GAAP. "CORRA": the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). "CORRA Administrator": the Bank of Canada (or any successor administrator). "CORRA Determination Date": the meaning specified in the definition of "Daily Simple CORRA". "CORRA Rate Day": the meaning specified in the definition of "Daily Simple CORRA". "Corresponding Tenor": with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. "Co-Arrangers": collectively, J.P.Morgan Securities LLC and Wells Fargo Bank, National Association, each in its capacity as a co-arranger hereunder. "Daily Simple CORRA": for any day (a "CORRA Rate Day"), a rate per annum equal to CORRA for the day (such day, a "CORRA Determination Date") that is five (5) RFR Business Days prior to (i) if such CORRA Rate Day is an RFR Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator's website. Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the Borrowers. If by 5:00 p.m. (Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator's website and a Benchmark Replacement Date with respect to the Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding RFR Business Day for which such CORRA was published on the CORRA Administrator's website, so long as such first preceding RFR Business Day is not more than five (5) Business Days prior to such CORRA Determination Date. "Daily Simple RFR": for any day (an "RFR Interest Day"), an interest rate per annum equal to, for any RFR Loan denominated in (i) Sterling, SONIA for the day that is five (5) RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day, (ii) Dollars, Daily Simple SOFR (following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate), and (iii)

DMS_US.362473592.16 -16- Canadian Dollars, Daily Simple CORRA (following a Benchmark Transition Event and a Benchmark Replacement Date with respect to Term CORRA). "Daily Simple SOFR": for any day (a "SOFR Rate Day"), a rate per annum equal to SOFR for the day (such day "SOFR Determination Date") that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator's Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) RFR Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator's Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator's Website. "Debtor Relief Law": the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), and the Winding-Up and Restructuring Act (Canada), in each case as amended, and any other applicable state, provincial, territorial or federal bankruptcy laws and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, including any corporate law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it and including any rules and regulations pursuant thereto. "Default": any condition or event which, with notice or lapse of time or both, would become an Event of Default. "Default Rate": the meaning specified in Subsection 2.9.6 (Default Rate; Late Fee). "Defaulting Lender": any Lender that (a) has failed, within one (1) Business Day of the date required to be funded, to fund any portion of its Loans when required pursuant to Section 2.2 (Borrowing Notice), unless such Lender notifies the Agent in writing that such failure is the result of such Lender's good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its participations in Letters of Credit or (ii) pay over to any Loan Party any other amount required to be paid by it hereunder (other than the funding of a Loan), (c) has notified the Borrower or any Loan Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender's good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (d) has failed, within three (3) Business Days after request by a

DMS_US.362473592.16 -17- Loan Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (d) upon such Loan Party's receipt of such certification in form and substance satisfactory to it and the Agent, or (e) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. "Director": with respect to any Person, a member of the Board of Directors of such Person or, if none, persons with responsibilities similar to such member. "Disqualified Stock": with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable): (a) matures or is mandatorily redeemable for any reason, (b) is convertible or exchangeable for Indebtedness or Disqualified Stock, or (c) is or may for any reason be redeemable at the option of the holder thereof, in whole or in part, in each case, on or prior to the first anniversary of the stated maturity of the Notes. "Disregarded Domestic Subsidiary": any direct or indirect Subsidiary that (a) is organized under the laws of the United States, any state thereof or the District of Columbia, (b) is treated as a disregarded entity for U.S. federal income tax purposes, and (c) has no material assets other than the equity of one or more CFCs. "Dividing Person": the meaning specified to it in the definition of "Division." "Division": the division of the assets, liabilities and/or obligations of a Person (the "Dividing Person") among two or more Persons (whether pursuant to a "plan of division" or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. "DOL": the U.S. Department of Labor, or any governmental agency or instrumentality succeeding to the functions thereof. "Dollar Equivalent": for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in dollars as determined by the Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Agent using any method of determination it deems appropriate in its sole discretion. "Dollars" and "$": dollars in lawful currency of the United States of America.

DMS_US.362473592.16 -18- "Domestic Subsidiary": any Subsidiary of the Borrower organized under the Laws of the United States of America or one of its political subdivisions. "EEA Financial Institution": (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. "EEA Member Country": any of the member states of the European Union, Iceland, Liechtenstein, and Norway. "EEA Resolution Authority": any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. "EBITDA": for any Person, for any period, the Net Income of such Person for such period adjusted (A) to include, if applicable but without limiting the generality of Subsection 7.3.2 (Additional Provisions Respecting Calculations of Financial Covenants), the Net Income of any Person accrued during such period but prior to the date it became a Subsidiary of the Borrower or was merged into or consolidated with the Borrower (based on financial information reasonably satisfactory to Agent) and (B) to exclude, without duplication, the following items of income or expense to the extent that such items are included in the calculation of such Net Income: (a) Interest Expense, (b) total income and franchise tax expense, (c) depreciation expense, (d) the expense associated with amortization of intangible and other assets, (e) non-cash provisions for reserves for discontinued operations (or any reversals thereof) but if any amount reflected in such non-cash reserves are subsequently paid in cash, such cash payment shall be deducted from the calculation of EBITDA, (f) any gain or loss associated with the sale or write-down or write-up of assets, (g) any gain or loss from or attributable to minority interests, (h) any gain or loss accounted for by the equity method of accounting (except in the case of income to the extent of the amount of cash dividends or cash distributions paid to such Person or any Subsidiary of such Person by the entity accounted for by the equity method of accounting), (i) other non-cash items approved by the Agent, (j) any gain or loss attributable to unrealized foreign exchange gains or losses and (k) stock compensation expense. "Electronic Signature": an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. "Electronic System": any electronic system, including e-mail, e-fax, web portal access for the Borrower and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agent or any Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. "Eligible Assignee":

DMS_US.362473592.16 -19- (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any Person (other than a natural person) approved by (i) the Agent, (ii) an Issuing Bank, and (iii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries. "Employee Pension Plan": any Plan which (a) the Borrower, any of its Subsidiaries or any ERISA Affiliate maintains, contributes to, or otherwise has any liability with respect thereto and (b) is subject to Part 3 of Subtitle B of Title I of ERISA. "Environmental Laws": any national, state, provincial, territorial or local law or regulation (including CERCLA, OSHA and RCRA) enacted in connection with or relating to the protection or regulation of the environment, including those laws, statutes, and regulations regulating the disposal, removal, presence, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Substances, and any regulations issued or promulgated in connection with such statutes by any Governmental Authority and any orders, orders-in-council, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing. "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. "ERISA Affiliate": any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. "EU Bail-In Legislation Schedule": the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. "Euro" and "€" mean the single currency of the Participating Member States. "EURIBOR Rate": with respect to any Term Benchmark borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate, two (2) TARGET Days prior to the commencement of such Interest Period. "EURIBOR Screen Rate": the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as

DMS_US.362473592.16 -20- published at approximately 11:00 a.m. Brussels time two (2) TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Borrower. "Event of Default": the meaning specified in Section 9.1 (Events of Default). "Excluded Swap Obligation": with respect to any Subsidiary Guarantor, any obligations under or arising out of a Swap Agreement if, and to the extent that, all or a portion of the Guarantee of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a Lien to secure, such obligations (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the U.S. Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Subsidiary Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Subsidiary Guarantor or the grant of such Lien becomes or would become effective with respect to such obligations or (b) in the case of such obligations subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Subsidiary Guarantor is a "financial entity," as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Subsidiary Guarantor becomes or would become effective with respect to such related Swap Agreement. If an obligation in respect of a Swap Agreement arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such obligations that are attributable to swaps for which such Guarantee or Lien is or becomes illegal. "Excluded Taxes": any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Subsection 2.15.2 (Replacement of Lenders)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14 (Taxes), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Subsection 2.14.6 (Status of Lenders), and (d) any withholding Taxes imposed under FATCA. "Existing Credit Agreement": the meaning specified in the Background of Agreement to this Agreement.

DMS_US.362473592.16 -21- "Existing Letters of Credit": each letter of credit issued prior to the Closing Date by a Person that shall be an Issuing Bank and listed on Schedule 1.2, as the same may be amended or extended from time to time under the terms of this Agreement. "FATCA": Section 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of the foregoing sections of the Code and any fiscal or regulatory legislation, regulations, rules or practices adopted pursuant to, or official interpretations implementing such Sections of the Code or intergovernmental agreements. "Federal Funds Effective Rate": for any day, the rate calculated by the NYFRB based on such day's federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB's Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. "Federal Reserve Board": the Board of Governors of the Federal Reserve System of the United States of America. "Flood Laws": the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994, the Biggert-Waters Flood Insurance Act of 2012, as such statutes may be amended or re-codified from time to time, any substitutions, any regulations promulgated under such Flood Laws, and all other legal requirements relating to flood insurance. "Floor": the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, Adjusted EURIBOR Rate, Adjusted TIBOR Rate, the Adjusted Term CORRA Rate, each Adjusted Daily Simple RFR or the Central Bank Rate, as applicable. For the avoidance of doubt, the initial Floor for each of Adjusted Term SOFR Rate, Adjusted EURIBOR Rate, Adjusted TIBOR Rate, the Adjusted Term CORRA Rate, each Adjusted Daily Simple RFR or the Central Bank Rate shall be zero (0). "Foreign Currency Loan": the meaning specified in Subsection 2.1.1 (Commitment to Make RC Loans). "Foreign Lender": any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for Tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. "Foreign Subsidiary": any Subsidiary of the Borrower that is not a Domestic Subsidiary.

DMS_US.362473592.16 -22- "Fund": any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. "GAAP": generally accepted accounting principles in the United States consistently applied, as in effect from time to time; provided that, for purposes of calculating financial covenants, the provisions of Section 7.3 (Additional Provisions Respecting the Calculation of Financial Covenants) shall apply to the extent set forth in such section. "Governmental Authority": the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). "Guaranty": as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another Person, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. "Hazardous Substances": any and all chemicals, pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any Environmental Law (including petroleum products, asbestos, urea formaldehyde foam insulation, lead based paint and polychlorinated biphenyls and substances defined as Hazardous Substances under any Environmental Law). "Indebtedness": with respect to any Person (without duplication): (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of capital assets or for any part of the deferred purchase price of other property or services which

DMS_US.362473592.16 -23- purchase price for other property or services is due more than six months (or a longer period of up to one year, if such terms are available from suppliers in the ordinary course of business) from the date of incurrence of the obligation in respect thereof, excluding earn-out obligations in respect of Acquisitions except to the extent such earn-out obligations remain outstanding thirty (30) days after they become due and payable so long as such outstanding amounts are not being disputed in good faith; (c) all obligations of such Person evidenced by notes, bonds (other than performance bonds), debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property) and all other indebtedness secured by a Lien on the property or assets of such Person; (e) all Capital Lease Obligations of such Person; (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities; (g) all obligations in respect of Disqualified Stock or other obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Capital Stock of such Person or any warrants, rights or options to acquire such Capital Stock, which obligations shall be valued, in the case of redeemable preferred stock, at the liquidation preference payable upon mandatory redemption and, in the case of other such obligations, at the amount that, in light of all the facts and circumstances existing at the time of determination, can reasonably be expected to become payable; (h) all obligations of such Person under Interest Rate Protection Agreements; (i) a Guaranty of such Person; (j) all Indebtedness referred to in clauses (a) through (h) above secured by (or which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (k) all unfunded pension liabilities; and (l) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer. "Indemnified Taxes": (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

DMS_US.362473592.16 -24- "Indemnitee": the meaning specified in Subsection 11.14.2 (Indemnification by the Borrower). "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under U.S., multinational or foreign laws or otherwise, including (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the U.S. Copyright Office, (b) inventions, discoveries and ideas (whether patentable or unpatentable and whether or not reduced to practice), and all patents, patent rights, applications for patents (including divisions, continuations, continuations-in-part and renewal applications), and any renewals, extensions or reissues thereof, in the United States, any other country or any political subdivision thereof, (c) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (d) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (e) all rights to obtain any reissues, renewals or extensions of the foregoing, (f) all licenses for any of the foregoing, and (g) all causes of action for infringement of the foregoing. "Intellectual Property Collateral Agreements": together, the U.S. Intellectual Property Collateral Agreement and any intellectual property collateral agreement executed and delivered to the Agent by the Borrower, a Subsidiary Guarantor or any Person that becomes a Subsidiary Guarantor hereunder after the date hereof. "Interest Coverage Ratio": as at the end of any fiscal quarter, the ratio of (a) EBITDA less Restricted Payments paid in cash (other than (i) Restricted Payments made to the Borrower or a Subsidiary Guarantor and (ii) Restricted Payments made (and permitted to be made pursuant to the subordination provisions) on intercompany loans subordinated to the Secured Obligations on terms substantially the same as the subordination terms set forth in the Form of Intercompany Promissory Note set forth on Exhibit G attached hereto) less Taxes paid in cash, to (b) Interest Expense, in each case, for the four preceding fiscal quarters. "Interest Election Request": a request by the Borrower to convert or continue an RC Loan in accordance with Section 2.9.4 (Interest Election), which shall be substantially in the form of Exhibit C hereto or any other form approved by the Agent. "Interest Expense": for any period, the sum of (a) the amount of interest accrued on, or with respect to, Indebtedness for such period, including imputed interest on Capital Leases only if such imputed interest is reflected on the Borrower's income statement and imputed or accreted interest in respect of deep discount or zero coupon obligations, plus (b) the net amount payable under all Interest Rate Protection Agreements in respect of such period (or minus the net amount receivable

DMS_US.362473592.16 -25- under all Interest Rate Protection Agreements in respect of such period) plus (c) Unused Commitment Fees payable during such period. "Interest Payment Date": (a) with respect to any Base Rate Loan and Canadian Base Rate Loan, each Quarterly Payment Date, (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the Maturity Date, and (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the borrowing of which such Loan is a part and, in the case of a Term Benchmark borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and the Maturity Date. "Interest Period": with respect to (a) any Term Benchmark borrowing in an Agreed Currency other than Canadian Dollars, the period commencing on the date of a borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency other than Canadian Dollars), as the Borrower may elect and (b) any Term Benchmark borrowing denominated in Canadian Dollars, the period commencing on the date of such borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for Canadian Dollars), as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to clause (e) of Subsection 2.10.7 (Alternate Rate of Interest) shall be available for specification in such borrowing notice or Interest Election Request. For purposes hereof, the date of a borrowing of an RC Loan initially shall be the date on which such RC Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such RC Loan. "Interest Rate Protection Agreement": (a) any agreement (including terms and conditions incorporated by reference therein) which is a rate swap agreement, basis swap, forward rate agreement, commodity swap, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, or any other similar agreement (including any option to enter into any of the foregoing), (b) any combination of the foregoing, or (c) any master agreement for any of the foregoing together with all supplements. "Investment": as applied to any Person (the "investor") but without duplication: (a) any direct or indirect purchase or other acquisition by such investor of stock or other securities of any other Person, (b) any Guaranty by such investor of obligations of any other Person, (c) any direct

DMS_US.362473592.16 -26- or indirect loan, advance or capital contribution by such investor to any other Person, including all Indebtedness and accounts receivable owing to such investor from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business and (d) any Swap Agreement entered into by such Person. "IRS": the U.S. Internal Revenue Service, or any governmental agency or instrumentality succeeding to the functions thereof. "Issuing Bank": individually and collectively, each of JPM, Wells and any other Lender from time to time designated by the Borrower as an Issuing Bank (in each case, through itself or through one of its designated affiliates or branch offices), with the consent of such Lender and the Agent, each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 3.9 (Replacement and Resignation of an Issuing Bank). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Article 3 with respect to such Letters of Credit). At any time there is more than one Issuing Bank, all singular references to the Issuing Bank shall mean any Issuing Bank, either Issuing Bank, each Issuing Bank, the Issuing Bank that has issued the applicable Letter of Credit, or both (or all) Issuing Banks, as the context may require. "Issuing Bank Sublimits": (a) as of the Closing Date, $5,000,000, in the case of JPM, (b) as of the Closing Date, $5,000,000, in the case of Wells, and, (c) as to any other Issuing Bank, such amount as shall be agreed to by the Agent, the Borrower and such Issuing Bank; provided that, any Issuing Bank, upon providing five (5) days' prior written notice thereof to the Agent, (X) with the prior written consent of the Borrower, may reduce its Issuing Bank Sublimit (but not below the face amount of any outstanding Letters of Credit issued by it) and (Y) with the prior written consent of the Borrower, may increase its Issuing Bank Sublimit (but not in excess of the amount of the Letter of Credit Sublimit). "JPM": the meaning specified in the preamble to this Agreement. "Judgment Currency": the meaning specified in Subsection 2.12.7 (Judgment Currency Conversion). "Law": all common law and all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators. "LC Collateral Account": the meaning specified in Section 3.10 (Cash Collateralization). "LC Disbursement": any payment made by an Issuing Bank pursuant to a Letter of Credit. "LC Exposure": at any time, the sum of the Commercial LC Exposure and the Standby LC Exposure at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time.

DMS_US.362473592.16 -27- "Lender": each of the financial institutions and Funds that signs this Agreement and each other financial institution or Fund that is an assignee of the foregoing, from time to time, in accordance with the terms of this Agreement, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption or otherwise. "Lender Banking Services Provider": any Lender or an Affiliate of a Lender; provided that (a) the Agent shall have consented to such Person being a Lender Banking Services Provider (which consent shall not be unreasonably withheld or delayed) and (b) in the case of any such Affiliate, such Affiliate shall have executed and delivered to the Agent a joinder to this Agreement (in form and substance satisfactory to the Agent) agreeing to be bound by the provisions of this Agreement respecting the role of the Agent, including all exculpatory provisions and indemnification provisions, as if such Affiliate were a Lender hereunder and the obligations in respect of Banking Services were Obligations hereunder or such other arrangement as Agent shall agree to. "Lender Bilateral Line": any line of credit for letters of credit and working capital purposes entered into, from time to time, between a Loan Party or Subsidiary of a Loan Party, on the one hand, and the Agent, an Affiliate of the Agent, or a Lender Bilateral Provider, on the other hand, as it may be amended, restated or modified from time to time. "Lender Bilateral Provider": any Lender or an Affiliate of a Lender; provided that (a) the Agent shall have consented to such Person being a Lender Bilateral Provider (which consent shall not be unreasonably withheld or delayed) and (b) in the case of any such Affiliate, such Affiliate shall have executed and delivered to the Agent a joinder to this Agreement (in form and substance satisfactory to the Agent) agreeing to be bound by the provisions of this Agreement respecting the role of the Agent, including all exculpatory provisions and indemnification provisions, as if such Affiliate were a Lender hereunder and the obligations in respect of the Lender Bilateral Lines were Obligations hereunder or such other arrangement as Agent shall agree to. "Lender Parent": with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. "Lender Required Payment": the meaning specified in Subsection 2.13.1 (Funding by Lenders; Presumption by Agent). "Letter of Credit Agreement": the meaning specified in Section 3.2 (Notice of Issuance, Amendment, Extension; Certain Conditions). "Letter of Credit Sublimit": Ten Million Dollars ($10,000,000). "Letters of Credit": the letters of credit issued pursuant to this Agreement, including each Existing Letter of Credit, and the term "Letter of Credit" means any one of them or each of them singularly, as the context may require. "Leverage Ratio": the ratio of total Indebtedness, as at the date of determination, to EBITDA (for the four preceding fiscal quarters). "Liabilities": any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

DMS_US.362473592.16 -28- "License Agreements": that certain Trademark License Agreement, dated as of July 6, 2010, between Vishay and Vishay Precision Group, Inc., and that certain Patent License Agreement, dated as of July 6, 2010, between Vishay Dale Electronics, Inc. and Vishay Precision Group, Inc., as each may be amended, restated or modified from time to time; provided, that any such amendment, restatement or modification be consistent with the provisions of Subsection 8.2.4 (License Agreements). "Lien": with respect to any asset, any mortgage, lien, pledge, adverse claim, charge, security interest, hypothecation or other encumbrance, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement and the other Loan Documents, the Borrower or any of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset. "Liquidity": (a) the amount of unrestricted cash of the Borrower and its Subsidiaries plus (b) the amount of the Available RC Commitment less (c) the amount of the Assumed Repatriation Costs. "Loan Documents": this Agreement, the Notes, the Subsidiary Suretyships, the Pledge Agreements, the Security Agreements, the Intellectual Property Collateral Agreements and any and all agreements, documents and instruments executed, delivered or filed pursuant to this Agreement, as the same may be amended, restated, modified or supplemented from time to time. For the sake of clarity, Interest Rate Protection Agreements, documents related to Banking Services Obligations and Lender Bilateral Lines, Letter of Credit Agreements, and Letters of Credit are not Loan Documents, but obligations in respect thereof owing to Swap Parties (in the case of Interest Rate Protection Agreements), the Agent, an Issuing Bank, an Affiliate of the foregoing or Lender Banking Services Provider (in the case of Banking Services Obligations), the Issuing Banks and the Lenders (in the case of Letters of Credit), and the Agent, or an Affiliate of the Agent, or a Lender Bilateral Provider (in the case of Lender Bilateral Lines), shall be secured by the Collateral. "Loan Parties": the parties to this Agreement and any of the other Loan Documents, including the Borrower and any Subsidiary Guarantor, but excluding the Agent, the Lenders, and the Issuing Banks. "Margin Stock": margin stock within the meaning of Regulation T, Regulation U and Regulation X, as applicable. "Master Separation and Distribution Agreement": that certain Master Separation and Distribution Agreement, dated as of June 22, 2010, between Vishay and the Borrower. "Material Adverse Change": any material adverse change in (a) the business, condition (financial or otherwise), results, operations or properties of (i) the Borrower or (ii) the Borrower and its Subsidiaries taken as a whole; (b) the binding nature, validity or enforceability of any of the Loan Documents;

DMS_US.362473592.16 -29- (c) the ability of the Borrower or any of the Subsidiary Guarantors to perform its obligations under any of the Loan Documents to which it is a party; or (d) the validity, perfection, priority or enforceability of the Liens granted to Agent in respect of the Collateral. "Material Acquisition": a Permitted Acquisition in which the aggregate consideration (excluding earn-out obligations) exceeds $50,000,000. "Maturity Date": August 15, 2029, or such earlier date as the RC Commitments shall be terminated and the Loans shall be accelerated in accordance with the terms hereof. "Minimum Funding Standard": the minimum funding standard within the meaning of Section 302 of ERISA and Section 412 of the Code. "Month": a period from and including a given day in a calendar month to the day in the subsequent calendar month numerically corresponding to such given day except that (a) if there is no numerical correspondent in such subsequent calendar month, or (b) if such given day is the last day of a calendar month, such day shall be the last day of such subsequent calendar month. "Multiemployer Plan": a multiemployer plan as defined in Section 4001(a)(3) of ERISA. "Net Income": for any period, the aggregate net income (or loss) of the Borrower and its Subsidiaries for such period on a Consolidated basis determined in accordance with GAAP, provided, the following items shall be excluded from the calculation of Net Income: (a) after-tax gains and losses from asset sales or abandonment or reserves relating thereto; (b) the net income (but not loss) of any Subsidiary of the Borrower to the extent that the declaration of dividends, the making of intercompany loans or similar payments by that Subsidiary of that income is restricted by a contract, operation of law or otherwise; (c) the net income of any Person, other than the Borrower or a Subsidiary of the Borrower, except to the extent of cash dividends or distributions paid to the Borrower or a Subsidiary of the Borrower by such Person; (d) income or loss attributable to discontinued operations (including operations disposed of during such period whether or not such operations were classified as discontinued); and (e) income attributable to insurance proceeds, condemnation awards or litigation awards or settlements. "Notes": the promissory notes delivered by the Borrower to the Lenders (including any successors or assigns thereof) pursuant to this Agreement (including any amendments,

DMS_US.362473592.16 -30- restatements, modifications or supplements which may from time to time, be created in respect of such notes), and any replacement promissory notes issued in lieu of the foregoing. "NYFRB": the Federal Reserve Bank of New York. "NYFRB's Website": the website of the NYFRB at http://www.newyorkfed.org, or any successor source. "NYFRB Rate": for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term "NYFRB Rate" means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. "Obligations": any and all indebtedness, obligations and liabilities of any type or nature, direct or indirect, absolute or contingent, related or unrelated, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising or created of the Borrower, and/or any Subsidiary of the Borrower, and/or any other Person, to any Secured Party, represented by or incurred pursuant or relating to the Loan Documents. Without limiting the generality of the foregoing, the term "Obligations" shall include: (a) principal of, and interest on the RC Loans and the Notes; (b) any and all other fees, indemnities, costs, obligations and liabilities of the Borrower and its Subsidiaries from time to time under or in connection with the Loan Documents; (c) all obligations of the Borrower owing to any Issuing Bank or any Lender under Letters of Credit or other debt instruments issued by any Issuing Bank or any Lender under the terms of this Agreement; and (d) all amounts (including post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a proceeding under any Debtor Relief Law involving the Borrower or any of its Subsidiaries. "OFAC": the U.S. Department of the Treasury's Office of Foreign Asset Control. "Officer's Compliance Certificate": a certificate in the form of Exhibit I. "Organizational Documents": with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal

DMS_US.362473592.16 -31- governance of such Person (such as bylaws, a partnership agreement or an operating, limited liability or members agreement). "Original Letter of Credit Account Party": the meaning specified in Subsection 3.1.2 (Letters of Credit; General). "Original Letter of Credit Agreement": the meaning specified in Subsection 3.1.2 (Letters of Credit; General). "OSHA": the U.S. Occupational Safety and Health Act of 1970, 29 U.S.C. 651 et seq., as amended, and all rules and regulations promulgated in connection therewith. "Other Connection Taxes": with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any RC Loan, Letter of Credit or Loan Document). "Other Taxes": all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Subsection 2.15.2 (Replacement of Lenders)). "Overnight Bank Funding Rate": for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.- managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB's Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. "Participant": the meaning specified in Subsection 11.6.4(a) (Participations). "Participating Member State": any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. "PATRIOT Act": the U.S. Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. "PBGC": the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. "Perfection Certificate": the Perfection Certificate dated as of the Closing Date executed by the Borrower and delivered to the Agent. "Periodic Term CORRA Determination Day": the meaning specified in the

DMS_US.362473592.16 -32- definition of "Term CORRA". "Permitted Acquisition": an Acquisition (a) in which the Borrower provides at least fifteen (15) Business Days' prior written notice to the Lenders (or such shorter period as the Agent may agree to in its sole discretion, which period as shortened shall not be shorter than five (5) Business Days), together with (i) pro forma financial information and revised projections giving effect to the Acquisition and (ii) a pro forma financial covenant certificate based on the most recently delivered financial statements but after giving pro forma effect to the consummation of the contemplated Acquisition, (b) of a business that is in a Permitted Business, (c) in compliance with applicable Laws, (d) in which the Board of Directors of the target approves the sale, (e) where no Default or Event of Default has occurred and is continuing before, and after giving effect to, the Acquisition, and the representations in the Loan Documents shall be correct in all material respects at the time of such Acquisition, (f) in which, for Acquisitions with a purchase price (excluding earn-out obligations) in excess of $5,000,000, the Borrower provides such documentation and information as the Agent reasonably requests, and (g) Liquidity upon closing of the Acquisition is $25,000,000 or greater (unless, in the case of this clause (g), the Requisite Lenders provide written consent). "Permitted Businesses": owning, operating, managing and maintaining a business engaged in the design, manufacture, marketing and delivery of sensors, sensor-based systems and foil technology-based products, such as resistors, resistive sensors, and sensor-based systems, all for a wide variety of applications, and all lines of business reasonable related thereto. "Permitted Lien": the meaning specified in Subsection 8.2.1 (Liens; and Licenses – In General). "Permitted Perfection Limitations": the limited perfection of the Liens on certain Collateral to the extent that (a) such Collateral consists of (i) deposit accounts used exclusively for funding payroll or having an average monthly balance of less than $1,000,000 in the aggregate except, in each case, (x) any such deposit account maintained with the Agent and (y) any such deposit account for which a Lien can be perfected by filing a financing statement or equivalent under the personal property security laws in the applicable jurisdiction or (ii) aircraft and motor vehicles that require notice of a Lien on their title papers to perfect such Lien; or (b) except in the case of any Subsidiary of the Borrower that is not organized under the Laws of the United States or any political subdivision thereof that is or becomes a Borrower or Subsidiary Guarantor, perfection of such Liens would not be governed by the laws of the United States (or any state thereof). "Person": any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. "Plan": any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA. "Plan Asset Regulations": 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

DMS_US.362473592.16 -33- "Pledge Agreements": the Borrower Pledge, the U.S. Subsidiary Pledge and, if applicable, any additional pledge agreement executed and delivered by a Person that becomes a Subsidiary Guarantor hereunder after the date hereof. "Prime Rate": the rate of interest last quoted by The Wall Street Journal as the "Prime Rate" in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the "bank prime loan" rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Agent) or any similar release by the Federal Reserve Board (as determined by the Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. provided that, if such rate shall be less than zero, the Prime Rate shall be deemed to be zero for purposes of this Agreement. "Pro Forma Leverage": as at any date of determination, the ratio of (a) total Indebtedness, as at such date and after giving effect to any Indebtedness incurred on such date, to (b) EBITDA for the four fiscal quarters most recently ended as to which financial statements have been delivered to the Agent. "Prohibited Transaction": the meaning given to such term in Section 406 of ERISA, Section 4975(c) of the Code and any regulations issued thereunder. "PTE": a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. "Qualified ECP Guarantor": in respect of any obligations under or arising out of any Swap Agreement, each Subsidiary Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant Lien becomes or would become effective with respect to such obligation or such other Person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. "Quarterly Payment Date": the last Business Day of each: (i) first fiscal quarter of the Borrower, (ii) June, (iii) September and (iv) December and, with respect to payments applicable to any Loans, the Maturity Date and, with respect to all other amounts, the Maturity Date. "RC Commitments": the meaning specified in Subsection 2.1.1 (Commitment to Make RC Loans). "RC Exposure": with respect to any Lender, at any time, the sum of the aggregate outstanding principal amount of such Lender's LC Loans and its LC Exposure at such time. "RC Loans": the meaning specified in Subsection 2.1.1 (Commitment to Make RC Loans). "RCRA": the U.S. Resource Conservation and Recovery Act of 1976, as amended, and any rules and regulations issued in connection therewith.

DMS_US.362473592.16 -34- "Recipient": as applicable, (a) the Agent, (b) any Lender and (c) any Issuing Bank. "Reference Time": with respect to any setting of the then-current Benchmark means (a) if such Benchmark is the Term SOFR Rate, 6:00 a.m. (New York time) on the day that is two (2) U.S. Government Securities Business Days preceding the date of such setting, (b) if such Benchmark is the EURIBOR Rate, 11:00 a.m. Brussels time two (2) TARGET Days preceding the date of such setting, (c) if such Benchmark is the TIBOR Rate, 11:00 a.m. Japan time two (2) Business Days preceding the date of such setting, (d) if the RFR for such Benchmark is SONIA, then four (4) RFR Business Days prior to such setting, (e) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate, the RFR for such Benchmark is Daily Simple SOFR, then four (4) RFR Business Days prior to such the RFR for such Benchmark is Daily Simple SOFR, then four (4) RFR Business Days prior to such setting, (f) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to Term CORRA, the RFR for such Benchmark is Daily Simple CORRA, then four (4) RFR Business Days prior to such setting, (g) if such Benchmark is Term CORRA, 1:00 p.m. Local Time on the day that is two (2) Business Days preceding the date of such setting, and (h) if such Benchmark is none of the Term SOFR Rate, the EURIBOR Rate, the TIBOR Rate, SONIA, Daily Simple SOFR, Daily Simple CORRA, or Term CORRA, the time determined by the Agent in its reasonable discretion. "Register": the meaning specified in Subsection 11.6.3 (Register). "Regulation D": Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Regulation T": Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Regulation U": Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Regulation X": Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. "Related Parties": with respect to any Person, such Person's Affiliates and the partners, directors, members, officers, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person's Affiliates. "Release": a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property. "Relevant Governmental Body": (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or

DMS_US.362473592.16 -35- convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv) with respect to a Benchmark Replacement in respect of Loans denominated in Yen, the Bank of Japan, or a committee officially endorsed or convened by the Bank of Japan or, in each case, any successor thereto, (v) with respect to a Benchmark Replacement in respect of Loans denominated in Canadian Dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada or, in each case, any successor thereto, and (vi) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. "Relevant Rate": (i) with respect to any Term Benchmark borrowing denominated in Dollars, the Term SOFR Rate, (ii) with respect to any Term Benchmark borrowing denominated in Euros, the EURIBOR Rate, (iii) with respect to any Term Benchmark borrowing denominated in Yen, the TIBOR Rate, (iv) with respect to any Term Benchmark borrowing denominated in Canadian Dollars, Term CORRA or (v) with respect to any RFR borrowing denominated in Sterling, Dollars, or Canadian Dollars, the applicable Daily Simple RFR. "Relevant Screen Rate": (i) with respect to any Term Benchmark borrowing denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any Term Benchmark borrowing denominated in Euros, the EURIBOR Screen Rate, (iii) with respect to any Term Benchmark borrowing denominated in Yen, the TIBOR Screen Rate, or (iv) with respect to any Term Benchmark borrowing denominated in Canadian Dollars, Term CORRA. "Remedial Action": actions necessary to comply with any Environmental Law or otherwise required by any Governmental Authority with respect to (a) the investigation, clean up, removal, treatment or handling Hazardous Substances in the indoor or outdoor environment; (b) the prevention of Releases or threats of Releases or minimization of further Releases of Hazardous Substances so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (c) the performance of pre-remedial studies and investigations and post-remedial monitoring and care. "Report" means reports prepared by the Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the assets of the Loan Parties from information furnished by or on behalf of the Loan Parties, after the Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Agent. "Reportable Event": with respect to any Employee Pension Plan, an event described in Section 4043(c) of ERISA.

DMS_US.362473592.16 -36- "Requirement of Law": with respect to any Person, (a) the Organizational Documents of such Person and (b) Law, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. "Requisite Lenders": at any time, Lenders having greater than fifty percent (50%) of the Total Facility, provided, if there are two or more Lenders, Requisite Lenders shall include at least two Lenders. For purposes of this definition, "Total Facility" means, collectively, at any time, the RC Commitment (whether borrowed or not), or, if the RC Commitment has terminated or expired, the Aggregate RC Exposure. In accordance with Section 2.16 (Defaulting Lenders), so long as any Lender shall be a Defaulting Lender, such Defaulting Lender's RC Commitment or RC Exposure, as applicable, shall be disregarded in the calculation of "Requisite Lenders." "Resolution Authority": an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. "Restricted Payment": (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, as the case may be, now or hereafter outstanding, except a dividend payable solely in shares of Capital Stock (other than Disqualified Stock) of the Borrower or such Subsidiary, as the case may be; (b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, as the case may be, now or hereafter outstanding, or of any warrants, rights or options to acquire any such shares or interests, except to the extent that the consideration therefor consists solely of shares of Capital Stock (other than Disqualified Stock) of the Borrower or such Subsidiary; (c) any sinking fund, other prepayment or installment payment on account of any Capital Stock of the Borrower or any of its Subsidiaries; (d) any other payment, loan or advance to a shareholder or other equity holder of the Borrower or any Subsidiary of the Borrower whether in the capacity of such Person as a shareholder or otherwise, except salaries and other compensation, the payment of which is not otherwise restricted under the Loan Documents, paid in the ordinary course of business, consistent with past practice; (e) any forgiveness or release without adequate consideration by the Borrower or any Subsidiary of the Borrower of any Indebtedness or other obligation owing to the Borrower or such Subsidiary by a shareholder or other equity holder of the Borrower or a Subsidiary; or (f) any payment of principal, interest, fees or other amounts in respect of Subordinated Indebtedness. "Revaluation Date": (a) with respect to any Loan denominated in any Alternative Currency, each of the following: (i) the date of the borrowing of such Loan and (ii) (A) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan

DMS_US.362473592.16 -37- pursuant to the terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month); (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Agent may determine at any time when an Event of Default exists. "RFR": for any RFR Loan denominated in (a) Sterling, SONIA, (b) Dollars (solely following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate), Daily Simple SOFR, and (c) Canadian Dollars (solely following a Benchmark Transition Event and a Benchmark Replacement Date with respect to Term CORRA), Daily Simple CORRA, and, when used in reference to any Loan or borrowing, refers to the RFR Loans comprising such borrowing. "RFR Business Day": for any Loan denominated in (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, (b) Dollars, a U.S. Government Securities Business Day, and (c) Canadian Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Toronto are authorized or required by law to remain closed. "RFR Interest Day": the meaning specified in the definition of "Daily Simple RFR". "RFR Loan": a Loan that bears interest at a rate based on the Adjusted Daily Simple RFR. "Sanctioned Country": at any time, a country, region or territory which is itself the subject or target of any Sanctions (as of the Closing Date, the so-called Donetsk People's Republic, the so-called Luhansk People's Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria). "Sanctioned Person": at any time, any Person subject or target of any Sanctions, including any Canadian Blocked Person and (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, the Government of Canada, the United Nations Security Council, the European Union, any European Union member state, His Majesty's Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations or orders. "Sanctions": all economic or financial sanctions, trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government,

DMS_US.362473592.16 -38- including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the Government of Canada (including the Canadian Economic Sanctions and Export Control Laws), or (c) the United Nations Security Council, the European Union, any European Union member state, His Majesty's Treasury of the United Kingdom or other relevant sanctions authority. "Secured Obligations": collectively, (a) the Obligations, (b) any Banking Services Obligations, (c) any Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates; provided, however, this definition (or any definition into which this term is incorporated by reference) shall not create any Guarantee by any Subsidiary Guarantor of (or grant of a Lien by any Subsidiary Guarantor to support, as applicable) any Excluded Swap Obligations of such Subsidiary Guarantor for purposes of determining any obligations of any Subsidiary Guarantor; and (d) any and all obligations in respect of Lender Bilateral Lines. "Secured Party": the Agent, the Lenders, the Issuing Banks, the Indemnitees and all other Persons referred to in any of the Loan Documents as a beneficiary of the security interest granted therein and all other holders of Secured Obligations, including any and all Swap Parties. "Security Agreements": the U.S. Security Agreement and, if applicable, any other security agreement entered into by the Borrower, any Subsidiary Guarantor or any Person that becomes a Subsidiary Guarantor hereunder after the date hereof. "SOFR": a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. "SOFR Administrator": the NYFRB (or a successor administrator of the secured overnight financing rate). "SOFR Administrator's Website": the NYFRB's website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. "SOFR Determination Date": the meaning specified in the definition of "Daily Simple SOFR". "SOFR Rate Day": the meaning specified in the definition of "Daily Simple SOFR". "Solvent": a condition of a Person on a particular date, whereby on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be

DMS_US.362473592.16 -39- computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. "SONIA": with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator's Website on the immediately succeeding Business Day. "SONIA Administrator": the Bank of England (or any successor administrator of the Sterling Overnight Index Average). "SONIA Administrator's Website": the Bank of England's website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. "Standby LC Exposure": at any time, the sum of (a) the aggregate undrawn amount of all standby Letters of Credit outstanding at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time. The Standby LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate Standby LC Exposure at such time. "Statements": the meaning specified in Subsection 2.12.8 (Statements). "Statutory Reserve Rate": a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Agent is subject with respect to the Adjusted EURIBOR Rate or Adjusted TIBOR Rate, as applicable, for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the RC Commitments or the funding of the Loans. Such reserve percentage shall include those imposed pursuant to Regulation D. Term Benchmark Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such "Benchmark") shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. "Sterling" or "£": the lawful currency of the United Kingdom. "Subordinated Indebtedness": with respect to any Person, means any Indebtedness of such Person, the payment of which is subordinated to payment of the Secured Obligations on terms reasonably acceptable to the Agent. "Subsidiary": with respect to any Person (referred to in this definition as the "parent"):

DMS_US.362473592.16 -40- (a) any other Person of which more than 50% of the issued and outstanding equity having ordinary voting power to elect a majority of the Board of Directors or other governing body is directly or indirectly owned or controlled by such parent, or (b) any other Person of which more than 50% of the voting equity interests are directly or indirectly owned or controlled by such parent. "Subsidiary Guarantor": all Domestic Subsidiaries of the Borrower that have executed a U.S. Subsidiary Suretyship, which, as of the Closing Date, shall include all Domestic Subsidiaries and are listed on Schedule 5.1.1, and each other Person that executes and delivers a guaranty agreement after the date hereof; provided that no CFC Holdcos or Disregarded Domestic Subsidiaries shall be Subsidiary Guarantors. "Subsidiary Suretyship": the U.S. Subsidiary Suretyship and, if applicable, any Guaranty entered into by any Person who becomes a Subsidiary Guarantor hereunder after the date hereof. "Swap Agreement": any agreement of a Loan Party or Subsidiary thereof with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions including Interest Rate Protection Agreements or any agreement, contract or transaction that constitutes a 'swap' within the meaning of section 1a(47) of the Commodity Exchange Act. "Swap Agreement Obligations": any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any Swap Agreement permitted hereunder with a Lender or an Affiliate of a Lender and (b) any cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with a Lender or an Affiliate of a Lender. "Swap Party": any party to a Swap Agreement that is a Lender or an Affiliate of a Lender (or at the time the applicable Swap Agreement was entered into was a Lender or an Affiliate of a Lender); provided that in the case of any such Affiliate (other than an Affiliate of the Agent), (a) the Agent shall have consented to such Person being a Swap Party (which consent shall not be unreasonably withheld or delayed) and (b) such Affiliate shall have executed and delivered to the Agent a joinder to this Agreement (in form and substance satisfactory to the Agent) agreeing to be bound by the provisions of this Agreement respecting the role of the Agent, including all exculpatory provisions and indemnification provisions, as if such Affiliate were a Lender hereunder and the obligations under the Interest Rate Protection Agreement were Obligations hereunder or such other arrangement as Agent shall agree to. "T2": the real time gross settlement system operated by the Eurosystem, or any successor system.

DMS_US.362473592.16 -41- "TARGET Day": any day on which T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Agent to be a suitable replacement) is open for the settlement of payments in Euro. "Tax Matters Agreement": that certain Tax Matters Agreement, dated July 6, 2010, between Vishay and Vishay Precision Group, Inc., as it may be amended, restated or modified from time to time; provided, that any such amendment, restatement or modification not be adverse to the interests of the Lenders. "Taxes": all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. "Term Benchmark": when used in reference to any Loan or borrowing, refers to whether such Loan, or the Loans comprising such borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the Adjusted TIBOR Rate, or the Adjusted Term CORRA Rate. "Term CORRA": with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the "Periodic Term CORRA Determination Day") that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day, the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than five (5) Business Days prior to such Periodic Term CORRA Determination Day. "Term CORRA Administrator": Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator. "Term CORRA Notice": a notification by the Agent to the Lenders and the Borrower of the occurrence of a Term CORRA Reelection Event. "Term CORRA Reelection Event": the determination by the Agent that (a) Term CORRA has been recommended for use by the Relevant Governmental Body, (b) the administration of Term CORRA is administratively feasible for the Agent, and (c) a Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Subsection 2.10.7(a) (Alternate Rate of Interest) that is not Term CORRA. "Term CORRA Reference Rate": the forward-looking term rate based on CORRA.

DMS_US.362473592.16 -42- "Term SOFR Determination Day": the meaning specified in the definition of "Term SOFR Reference Rate." "Term SOFR Rate": with respect to any Term Benchmark borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 6:00 a.m., New York time, two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. "Term SOFR Reference Rate": for any day and time (such day, the "Term SOFR Determination Day"), and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the "Term SOFR Reference Rate" for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. "TIBOR Rate": with respect to any Term Benchmark borrowing denominated in Yen and for any Interest Period, the TIBOR Screen Rate two (2) Business Days prior to the commencement of such Interest Period. "TIBOR Screen Rate": the Tokyo interbank offered rate administered by the Ippan Shadan Hojin JBA TIBOR Administration (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on page DTIBOR01 of the Reuters screen (or, in the event such rate does not appear on such Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as selected by the Agent from time to time in its reasonable discretion) as published at approximately 1:00 p.m. Japan time two (2) Business Days prior to the commencement of such Interest Period. "Transferee": the meaning specified in Subsection 8.7.1 (Consolidations and Mergers). "UK Financial Institutions": any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

DMS_US.362473592.16 -43- "UK Resolution Authority": the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. "Unadjusted Benchmark Replacement": the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. "Unreimbursed Drawings": drawings made under Letters of Credit which, for any reason, have not been reimbursed by or on behalf of the Borrower, whether through borrowings of RC Loans hereunder or otherwise. "Unused Commitment Fee": the meaning specified in Subsection 2.8.1 (Unused Commitment Fees). "Unused Commitment Fee Base": the meaning specified in Subsection 2.8.1 (Unused Commitment Fees). "U.S. Government Securities Business Day": any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. "U.S. Person": any Person that is a "United States person" as defined in Section 7701(a)(30) of the Code. "U.S. Security Agreement": the meaning specified in Subsection 4.1.3 (Security Agreement). "U.S. Subsidiary Pledge": the meaning specified in Subsection 4.1.5(b) (Pledge Agreements). "U.S. Subsidiary Suretyship": the meaning specified in Subsection 4.1.4 (Guaranty and Suretyship Agreement). "Vishay": Vishay Intertechnology, Inc., a Delaware corporation, the entity from which the Borrower and its Subsidiaries were spun-off. "Wells": Wells Fargo Bank, National Association. "Withdrawal Liability": any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. "Withholding Agent": any Loan Party and the Agent. "Write-Down and Conversion Powers": (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect

DMS_US.362473592.16 -44- to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. "Yen" or "¥": the lawful currency of Japan. "Zandman Parties": (a) the estate of Dr. Felix Zandman, (b) Ruta Zandman, (c) descendants of Dr. Felix Zandman or Ruta Zandman, (d) any trusts for the benefit of any of the foregoing, and (e) any entities owned exclusively by the foregoing. 1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "law" shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to any restrictions on assignments as set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any functions thereof, (b) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (c) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (d) any definition of or reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, restated, modified or supplemented from time to time (including by succession of comparable successor laws), (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), and (g) any reference in any definition to the phrase "at any time" or "for any period" shall refer to the same time or period for all calculations or determinations within such definition. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary of the Borrower at "fair value," as defined therein.

DMS_US.362473592.16 -45- 1.3 Interest Rates; Benchmark Notifications. The interest rate on a Loan denominated in Dollars or another Agreed Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Subsection 2.10.7 (Alternate Rate of Interest) provides a mechanism for determining an alternative rate of interest. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.4 Status of Obligations. In the event that the Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, the Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Secured Obligations are hereby designated as "senior indebtedness" and as "designated senior indebtedness" and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. 1.5 Letters of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still

DMS_US.362473592.16 -46- be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms in the governing rules or law or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be "outstanding" and "undrawn" in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. 1.6 Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. 1.7 Exchange Rates; Currency Equivalents. (a) The Agent or the Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of Term Benchmark borrowings, RFR borrowings, Canadian Prime Rate borrowings or Letter of Credit extensions denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur; provided that solely for the purposes of financial statements delivered by the Borrower hereunder and calculating financial covenants hereunder (but not, for the avoidance of doubt, for purposes of Section 2.1.2 (Available RC Commitment) or any other purpose hereunder), fluctuations in the Dollar Equivalent amount of any Term Benchmark borrowing, RFR borrowings, Canadian Prime Rate borrowing or Letter of Credit extension denominated in an Alternative Currency occurring after the original Revaluation Date applicable thereto may, at the Borrower’s election, be disregarded. (b) Wherever in this Agreement in connection with a borrowing, conversion, continuation or prepayment of a Term Benchmark Loan, an RFR Loan, or a Canadian Base Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the Dollar Equivalent of such amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Agent or the applicable Issuing Bank, as the case may be.

DMS_US.362473592.16 -47- ARTICLE 2 THE LOANS 2.1 Revolving Credit Loans to Borrower. 2.1.1 Commitment to Make RC Loans. (a) Subject to and upon the terms and conditions set forth in this Agreement, the Lenders shall make advances to the Borrower until the Maturity Date in an aggregate principal amount outstanding at any one time not to exceed $75,000,000 (as the same may be reduced or increased pursuant to the terms of this Agreement, the "RC Commitment"); provided, however, that (a) the aggregate amount of the RC Commitment available for borrowing at any time shall not exceed the Available RC Commitment at such time; (b) the amount and percentage of the RC Commitment and the Available RC Commitment which each Lender is obligated to lend, and the amount and percentage of the RC Exposure of each Lender, shall not exceed at any time the amount or percentage set forth on Schedule 1.1 hereto (as supplemented and amended by giving effect to the assignments contemplated in this Agreement); and (c) the Aggregate RC Exposure outstanding at any time shall not exceed the RC Commitment. The RC Commitment of any Lender is sometimes referred to herein as such Lender's RC Commitment. Within the limits set forth above, the Borrower may borrow under this Section 2.1, repay or prepay such advances, and reborrow under this Section 2.1. The amounts loaned to the Borrower pursuant to the revolving credit facility described in this Section 2.1 are referred to as the "RC Loans," which may be Term Benchmark Loans, RFR Loans, Base Rate Loans, CBR Loans, or Canadian Base Rate Loans. (b) Except as set forth below in this paragraph (b), all RC Loans shall be advanced in Dollars. By written request which request shall be delivered to the Agent in accordance with Section 2.2 (Borrowing Notice) below, the Borrower may request that any RC Loan be made in an Agreed Currency and so long as such RC Loan in such Agreed Currency would not result in additional unreimbursed Liabilities of any such Lender or be contrary to Law applicable to any such Lender, the applicable RC Loan shall be made in the requested Agreed Currency. Any RC Loan so made in a currency other than Dollars (a "Foreign Currency Loan") shall be repaid in the currency in which the RC Loan was made; interest payments thereon shall be made in the currency in which the RC Loan was made. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Subsection 2.9.5 (Breakage) and Sections 2.10 (Increased Costs; Unavailability), 2.14 (Taxes), and 2.15 (Mitigation Obligations; Replacement of Lenders) shall apply to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. 2.1.2 Available RC Commitment. "Available RC Commitment" shall mean an amount equal to the RC Commitment, as the same is reduced by:

DMS_US.362473592.16 -48- (a) voluntary reductions in the RC Commitment pursuant to Subsection 2.1.3 (Voluntary RC Commitment Reductions) and increases in the RC Commitment pursuant to Section 2.3 (Increase in RC Commitment); (b) the face amount of any outstanding Letters of Credit and any Unreimbursed Drawings (if any) relating to Letters of Credit; and (c) the aggregate principal amount of any outstanding RC Loans. 2.1.3 Voluntary RC Commitment Reductions. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Agent to permanently reduce (on a pro rata basis among the Lenders) or terminate the RC Commitment. Any partial reductions shall be in minimum amounts of Five Million Dollars ($5,000,000) and in whole multiples of One Million Dollars ($1,000,000) in excess of such minimum amount. Each notice delivered by the Borrower pursuant to this Subsection 2.1.3 shall be irrevocable; provided that a notice of termination of the RC Commitment delivered by the Borrower may state that such notice is conditioned upon the occurrence of any specified event, in which case such notice may be revoked by the Borrower (by notice to the Agent at least one (1) Business Day prior to the specified effective date) if such condition is not satisfied. 2.1.4 Repayment in connection with Commitment Reductions, Certain Currency Exchange Fluctuations and on Maturity Date. (a) In the event and on such occasion that the Aggregate RC Exposure exceeds the RC Commitment or any Lender's RC Exposure exceeds such Lender's RC Commitment, including, without limitation, upon the effective date of each voluntary reduction in the RC Commitment referred to in Subsection 2.1.3 (Voluntary RC Commitment Reductions), the Borrower shall prepay, on demand, the RC Loans and/or LC Exposure (or, if no such borrowings are outstanding, deposit cash collateral in the LC Collateral Account an aggregate amount equal to such excess in accordance with Section 3.10 (Cash Collateralization). (b) At any time that the Dollar Equivalent of the aggregate amount of the Foreign Currency Loans causes the amount of the Aggregate RC Exposure to exceed the amount of the RC Commitment or any Lender's RC Exposure to exceed such Lender's RC Commitment on any Revaluation Date, then within two (2) Business Days of such Revaluation Date, the Borrower shall prepay, on demand, the RC Loans and/or LC Exposure (or, if no such borrowings are outstanding, deposit cash collateral in the LC Collateral Account an aggregate amount equal to such excess in accordance with Section 3.10 (Cash Collateralization). (c) Accrued interest on the RC Loans prepaid pursuant to this Subsection 2.1.4 shall be due and payable at the time of such prepayment, if the RC Loans are prepaid in full. (d) All amounts of principal, interest and fees relating to RC Loans not due and payable before the Maturity Date are due and payable on the Maturity Date. 2.1.5 Voluntary Prepayment. Except as otherwise provided in this Agreement, the Borrower shall be permitted to prepay the RC Loans at any time without penalty or premium

DMS_US.362473592.16 -49- except as otherwise provided in Subsection 2.9.5 (Breakage). In connection with each voluntary prepayment: (a) The Borrower shall provide the Agent with notice of its intention to prepay, (i) no later than 10:00 a.m. (New York City time) on the date of prepayment in the case of Base Rate Loans and Canadian Base Rate Loans, (ii) no later than 10:00 a.m. (New York City time) three (3) Business Days prior to the date of prepayment in the case of Term Benchmark Loans denominated in Dollars, Euro, Yen or Canadian Dollars; and (iii) no later than 10:00 a.m. (New York City time) five (5) RFR Business Days prior to the date of prepayment in the case of RFR Loans denominated in Sterling. (b) Each prepayment of principal of a RC Loan shall be in a minimum amount equal to One Million Dollars ($1,000,000) and integral multiples of Two Hundred Thousand ($200,000) in excess of such minimum amount. (c) The Borrower shall pay accrued interest on the amount prepaid in connection with any prepayment of the RC Loans in full. (d) Each such notice delivered pursuant to this Subsection 2.1.5 shall be irrevocable and shall specify the prepayment date and the principal amount of each borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with the occurrence of a specified event, such notice of prepayment may be conditioned upon such occurrence and may be revoked by the Borrower (by notice to the Agent at least one (1) Business Day prior to the specified effective date) if such condition is not satisfied. 2.2 Borrowing Notice. Each RC Loan shall be in the minimum amount of Five Hundred Thousand Dollars ($500,000) and integral multiples of Two Hundred Thousand Dollars ($200,000) in excess of such minimum amount. To effect a funding, in addition to any notices for Foreign Currency Loans required by this Agreement a copy of which notices shall be sent to all required recipients, if applicable, the Borrower shall give the Agent written notice in the form attached to this Agreement as Exhibit B specifying the Agreed Currency, interest rate election, amount and date of each intended borrowing and the manner in which the same shall be disbursed, which notice: (a) in the case of RC Loans that are Base Rate Loans and Canadian Base Rate Loans, shall be given no later than 10:00 a.m. (New York City time) on the date of such borrowing; (b) in the case of Term Benchmark Loans (i) that are denominated in Dollars, shall be given no later than 10:00 a.m. (New York City time) at least three (3) Business Days prior to the date of such borrowing (or, with respect to borrowings on the Closing Date, such shorter period of time as the Lenders may agree to in their sole discretion) and shall specify the

DMS_US.362473592.16 -50- Interest Period with respect to such borrowing, and (ii) that are denominated in Alternative Currencies, shall be given no later than 10:00 a.m. (New York City time) at least four (4) Business Days prior to the date of such borrowing and shall specify the Interest Period with respect to such borrowing; and (c) In the case of RFR Loans denominated in Sterling, shall be given no later than 11:00 a.m. (New York City time) at least five (5) RFR Business Days prior to the date of such borrowing. Notwithstanding the foregoing, the Agent may (but is not obligated to) act upon telephone notice by the Borrower whether or not written notice is received; provided, nothing in this sentence shall relieve the Borrower from providing written notice as provided by this Section 2.2. The Agent in turn shall give prompt written or telephonic (promptly confirmed in writing) notice to each Lender of its pro rata share of the borrowing, the interest rate option selected and the scheduled date of the funding. After receipt of such notice, each Lender shall make such arrangements as are necessary to assure that its share of the funding shall be immediately available to the Agent no later than 12:00 noon (New York City time), on the date on which the funding is to occur. After receipt of the funds, the Agent, subject to the satisfaction of the conditions precedent set forth in Section 4.3 (Requirements for Each Loan/Letter of Credit), shall disburse the amount of such funding in accordance with instructions in the Borrower's borrowing notice. The Lenders shall not be obligated to comply with a borrowing notice if there shall then exist an Event of Default or a Default regardless of whether the Lenders have determined to exercise their remedies arising upon the occurrence of such Event of Default or Default. 2.3 Increase in RC Commitment. 2.3.1 Request to Increase. The Borrower shall have the right to increase the aggregate amount of the RC Commitment by an aggregate principal amount equal to $25,000,000 by obtaining additional commitments, either from one or more of the Lenders or another lending institution reasonably acceptable to the Agent (a "new Lender"), subject to the following terms and conditions: (i) any such request for an increase shall be in the aggregate principal amount of at least $5,000,000, (ii) the Borrower may make a maximum of two (2) such requests, (iii) any new Lender assumes all of the rights and obligations of a "Lender" hereunder, and (iv) the procedure described in this Subsection 2.3.1 has been satisfied and provided, further, the Borrower shall give the existing Lenders at least ten (10) Business Days' written notice that it intends to increase the RC Commitment (which notice shall include the amount of such proposed increase) and the Borrower shall give the existing Lenders the first opportunity to provide such increase in the RC Commitment during such ten Business Day period prior to agreeing to any increased RC Commitment with any new Lender. If more than one existing Lender offers to provide the increased RC Commitment, such increase shall be allocated among the offering Lenders pro rata. For the avoidance of doubt, no Lender shall be obligated under this Section 2.3 (Increase in RC Commitment) to fund any portion of an increase in the aggregate amount of the RC Commitment pursuant to this Section 2.3 (Increase in RC Commitment), unless such Lender agrees to fund at the time of such increase.

DMS_US.362473592.16 -51- 2.3.2 Modifications to this Agreement. If any modification to this Agreement is required for such an increase, it shall be in form and substance satisfactory to the Agent. So long as such modifications do not decrease the interest rates or fees payable in connection with the RC Loans and are for the purpose of allocating amounts ratably among the Lenders, changing the mechanics and other necessary changes to this Agreement to make the increase effective, each Lender hereby authorizes the Agent to enter into such amendments to this Agreement and the other Loan Documents on their behalf as the Agent shall deem appropriate; provided that the interests rates, Unused Commitment Fees or letter of credit fees as are described in Article 3 (Letters of Credit) applicable to any RC Commitments of the Lenders prior to such modification shall not, in any event, be decreased pursuant to such modification; and provided, further, that if such additional Lender is entitled to interest rates, Unused Commitment Fees or such letter of credit fees as are described in Article 3 (Letters of Credit) in excess of those provided for the RC Commitments outstanding at the time of such modification, then such higher interest and fee rates shall be made to apply to all RC Commitments of any Lender thereafter. As a condition precedent to such an increase, the Borrower shall deliver to the Agent (a) a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained herein and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default or Event of Default exists, and (b) legal opinions and documents consistent with those delivered on the Closing Date, to the extent requested by the Agent. On or about the date of such increase, all outstanding RC Loans shall be reallocated among the Lenders (including any new Lenders) in accordance with the Lenders' respective revised ratable share of the RC Commitment. 2.3.3 Adjustments for Incremental Loans. On the effective date of any such increase or addition, (i) any Lender increasing (or, in the case of any newly added Lender, extending) its RC Commitment shall make available to the Agent such amounts in immediately available funds as the Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase or addition and the use of such amounts to make payments to such other Lenders, each Lender's portion of the outstanding RC Loans of all the Lenders to equal its revised Applicable Percentage of such outstanding RC Loans, and the Agent shall make such other adjustments among the Lenders with respect to the RC Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Agent, in order to effect such reallocation and (ii) the Borrower shall be deemed to have repaid and reborrowed all outstanding RC Loans as of the date of any increase (or addition) in the RC Commitments (with such reborrowing to consist of the types of RC Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.2 (Borrowing Notice)). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid but, in respect of each Term Benchmark Loan, shall not be subject to indemnification by the Borrower pursuant to the provisions of Subsection 2.9.5 (Breakage) if the deemed payment occurs other than on the last day of the related Interest Periods. Within a reasonable time after the effective date of any increase or addition, the Agent shall, and is hereby authorized and directed

DMS_US.362473592.16 -52- to, revise the Schedule 1.1 to reflect such increase or addition and shall distribute such revised Schedule 1.1 to each of the Lenders and the Borrower, whereupon such revised Schedule 1.1 shall replace the old Schedule 1.1 and become part of this Agreement. 2.4 Reserved. 2.5 Reserved. 2.6 Lenders' Obligations Several. Each Lender is severally bound by this Agreement, but there shall be no joint obligation of the Lenders under this Agreement. The failure of any Lender to make any share of the RC Loans or fulfill any obligations respecting Letters of Credit to be made or fulfilled by it on the date specified for the RC Loans or such obligations shall not relieve any other Lender of its obligation to make its share of the RC Loans or fulfill other obligations on such date, but neither any Lender nor the Agent shall be responsible for the failure of any other Lender to make a share of the RC Loans or fulfill other obligations to be made or fulfilled by such other Lender. 2.7 Notes. Upon the request of any Lender, the aggregate principal amount of each Lender's share of the RC Commitment and RC Loans shall be evidenced by a note to be issued by the Borrower to each Lender in substantially the form attached to this Agreement as Exhibit A. 2.8 Fees to Lenders. 2.8.1 Unused Commitment Fees. (a) The Borrower shall pay to the Agent, for the account of each of the Lenders, a commitment fee (the "Unused Commitment Fee"), which shall accrue at the Commitment Fee Rate on the average daily Unused Commitment Fee Base from and including the Closing Date to but excluding the date on which all obligations under the RC Commitments have been paid in full and the RC Commitments have been terminated. Accrued Unused Commitment Fees shall be payable in arrears on each Quarterly Payment Date (for the quarter then most recently ended) and on the date on which the RC Commitments terminate, commencing on the first such date to occur after the Closing Date. All Unused Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) "Unused Commitment Fee Base" means an amount at any time equal to (a) the amount of the RC Commitment less (b) the sum of the aggregate principal amount of outstanding RC Loans and the face amount of outstanding Letters of Credit. The term "Commitment Fee Rate" when used with respect to the average daily Unused Commitment Fee Base shall mean the following:

DMS_US.362473592.16 -53- If the Leverage Ratio Is: Then the Commitment Fee Rate Is: < 1.00 to 1.00 0.20% > 1.00 to 1.00 and < 2.00 to 1.00 0.25% > 2.00 to 1.00 and < 2.50 to 1.00 0.30% > 2.50 to 1.00 and < 3.00x 0.35% > 3.00 to 1.00 0.40% The Commitment Fee Rate shall be 0.20% from the date hereof until the delivery of the Officer's Compliance Certificate for the period ending September 30, 2024 pursuant to Subsection 6.1.3 (Delivery of Officer's Compliance Certificates). Thereafter, the Commitment Fee Rate shall be adjusted three (3) Business Days after the Officer's Compliance Certificate is delivered pursuant to Subsection 6.1.3 (Delivery of Officer's Compliance Certificates); provided, however, at any time that the Borrower shall have not delivered such certificate at the time specified in Subsection 6.1.3 (Delivery of Officer's Compliance Certificates), until such time as such certificate is so delivered to the Agent, the Commitment Fee Rate shall be the highest rate set forth above; provided further, if the Borrower incorrectly reports or calculates the Leverage Ratio, the Agent, in its sole discretion, may change the Unused Commitment Fee retroactively based on the Commitment Fee Rate that should have been in effect for such period that the Leverage Ratio was incorrectly reported or calculated. The foregoing shall not limit any rights of the Lenders to receipt of the Default Rate, if applicable. 2.8.2 Letter of Credit Fees. The Borrower shall pay to the Agent for the account of the applicable Issuing Banks and/or Lenders, as applicable, such letter of credit fees as are described in Article 3 (Letters of Credit). 2.8.3 Other Fees. The Borrower shall pay such other fees as the Borrower has otherwise agreed to pay to the Agent, the Issuing Banks, and/or the Lenders. 2.9 Interest. 2.9.1 Rates. The RC Loans shall bear interest at the Borrower's option (subject to the limitation and conditions set forth in this Section 2.9) (a) for RC Loans denominated in Dollars, at the Alternate Base Rate plus the Applicable Margin or at the Adjusted Term SOFR Rate plus the Applicable Margin, (b) for RC Loans denominated in Canadian Dollars, at the Canadian Prime Rate plus the Applicable Margin or the Adjusted Term CORRA Rate plus the Applicable Margin, (c) for RC Loans denominated in Euros, at the Adjusted EURIBOR Rate plus the Applicable Margin, (d) for RC Loans denominated in Sterling, at the Adjusted Daily Simple RFR plus the Applicable Margin, and (e) for RC Loans denominated in Yen, at the Adjusted TIBOR Rate plus the Applicable Margin. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to Subsection 2.9.6 (Default Rate; Late Fee) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Computations of interest shall be made, (i) for RC Loans denominated in any currency other than Canadian Dollars and Sterling, on the basis of a 360-day year and the actual number of days elapsed (unless the Agent

DMS_US.362473592.16 -54- shall determine that market practice for a particular rate or currency is to base it on a 365/366 day year) and (ii) for RC Loans denominated in Canadian Dollars and Sterling, on the basis of a 365- day year (or, solely with respect to RC Loans denominated in Canadian Dollars, a 366-day year in any leap year) and the actual number of days elapsed. Changes in the rate of interest resulting from changes in the Alternate Base Rate and the Canadian Prime Rate shall take place immediately without notice or demand of any kind. The applicable Alternate Base Rate, Canadian Prime Rate, Adjusted Term SOFR Rate, Adjusted Term CORRA Rate, Adjusted EURIBOR Rate, EURIBOR Rate, Adjusted TIBOR Rate, TIBOR Rate, Adjusted Daily Simple RFR or Daily Simple RFR shall be determined by the Agent, and such determination shall be conclusive absent manifest error. 2.9.2 Applicable Margin. Except as set forth in Subsection 2.9.3 (Adjustments to Applicable Margin), the term "Applicable Margin" when used with respect to (i) Base Rate Loans and Canadian Base Rate Loans, shall mean 0.25% and (ii) Term Benchmark Loans and RFR Loans, as applicable, shall mean the following: Leverage Ratio Applicable Margin for Term Benchmark Loans and RFR Loans < 1.00 to 1.00 1.75% > 1.00 to 1.00 and < 2.00 to 1.00 2.00% > 2.00 to 1.00 and < 2.50 to 1.00 2.25% > 2.50 to 1.00 and < 3.00x 2.50% > 3.00 to 1.00 3.00% 2.9.3 Adjustments to Applicable Margin. The Applicable Margin shall be 1.75% for Term Benchmark Loans and RFR Loans from the date hereof until the delivery of the Officer's Compliance Certificate for the period ending September 30, 2024 pursuant to Subsection 6.1.3 (Delivery of Officer's Compliance Certificates). Thereafter, the Applicable Margin shall be adjusted three (3) Business Days after the delivery of the Officer's Compliance Certificate delivered pursuant to Subsection 6.1.3 (Delivery of Officer's Compliance Certificates); provided, however, at any time that the Borrower shall have not delivered such certificate at the time specified in Subsection 6.1.3 (Delivery of Officer's Compliance Certificates), until such time as such certificate is so delivered to the Agent, the Applicable Margin shall be the maximum amount for the applicable type of RC Loan set forth above and, provided further, if the Borrower incorrectly reports or calculates the Leverage Ratio, the Agent, in its sole discretion, may change interest retroactively based on the Applicable Margin that should have been in effect for such period that the Leverage Ratio was incorrectly reported or calculated. The foregoing shall not limit any rights of the Lenders to receipt of the Default Rate, if applicable. 2.9.4 Interest Election. (a) Unless otherwise elected by the Borrower, (i) all RC Loans denominated in Dollars shall be Base Rate Loans bearing interest at the Alternate Base Rate plus the Applicable Margin, (ii) all RC Loans denominated in an Alternative Currency (other than Canadian Dollars) shall be CBR Loans bearing interest at a rate equal to the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread, and (iii) all RC Loans denominated in

DMS_US.362473592.16 -55- Canadian Dollars shall be Canadian Base Rate Loans bearing interest at the Canadian Prime Rate plus the Applicable Margin. (b) The Borrower may, upon prior written notice to the Agent by the time that a borrowing notice would be required if the Borrower were requesting a borrowing of the same type as such election under Section 2.2 (Borrowing Notice) (or, in each case, with respect to borrowings on the Closing Date, such shorter period of time as the Lenders may agree to in their sole discretion) (in the form attached to this Agreement as Exhibit C for new advances and in the form of an Interest Election Request to convert or continue existing RC Loans), and subject to and upon the terms and conditions set forth in this Agreement, elect to borrow money that will bear interest based on the Adjusted Term SOFR Rate plus the Applicable Margin, the Adjusted Term CORRA Rate plus the Applicable Margin, the Adjusted EURIBOR Rate plus the Applicable Margin, the Adjusted Daily Simple RFR plus the Applicable Margin, or the Adjusted TIBOR Rate plus the Applicable Margin, as applicable, or to convert a portion of the RC Loans (in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such borrowing, and the Loans comprising each such portion shall be considered a separate borrowing) to bear interest based on the Adjusted Term SOFR Rate plus the Applicable Margin, the Adjusted Term CORRA Rate plus the Applicable Margin, the Adjusted EURIBOR Rate plus the Applicable Margin, the Adjusted Daily Simple RFR plus the Applicable Margin, or the Adjusted TIBOR Rate plus the Applicable Margin, as applicable. Any such election may be made with respect to a principal amount designated in such notice and equal to at least One Million Dollars ($1,000,000) and integral multiples of Two Hundred Thousand Dollars ($200,000) in excess of such minimum, for the Interest Period next ensuing, as designated by the Borrower in its notice. If any notice delivered pursuant to this Subsection 2.9.4(b) requests a Term Benchmark borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. (c) Reserved. (d) The Borrower may not convert any outstanding RC Loans to Term Benchmark Loans or RFR Loans if at the time of such conversion there shall exist a Default or an Event of Default. (e) If an interest rate based on a Term Benchmark is elected, such interest rate shall remain in effect for the Interest Period selected and such interest rate shall not otherwise be converted to another interest rate prior to the expiration of the Interest Period except as otherwise required by this Subsection 2.9.4. If an Interest Period for any Term Benchmark Loan would otherwise commence on a day that is not a Business Day, such Interest Period shall commence on the next Business Day for Term Benchmark Loans. (f) Each Term Benchmark Loan shall, on the last day of the applicable Interest Period, automatically convert into a Base Rate Loan bearing interest at the Alternate Base Rate plus the Applicable Margin, CBR Loan bearing interest at a rate equal to the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread, or Canadian Base Rate Loan bearing interest at a rate equal to the Canadian Prime Rate plus the Applicable Margin, as applicable, unless the Agent has received an Interest Election Request that the Borrower has

DMS_US.362473592.16 -56- elected to continue such RC Loan as a Term Benchmark Loan at least three (3) Business Days prior thereto. (g) The Borrower may not elect an interest rate based on a Term Benchmark if such election would require the Agent to administer concurrently a combination of elective rates of interest based on a Term Benchmark and/or a combination of Interest Periods that exceed an aggregate of five. (h) No Interest Period may be elected that would end later than the Maturity Date. 2.9.5 Breakage. In the event that the Borrower makes a prepayment of any Term Benchmark Loans on a day other than the last day of the applicable Interest Period, including any such prepayment as a result of an assignment required by Subsection 2.15.2 (Replacement of Lenders), or makes a prepayment of any RFR Loan on a day other than the applicable Interest Payment Date, including any such prepayment as a result of an assignment required by Subsection 2.15.2 (Replacement of Lenders), or converts any Term Benchmark Loan other than on the last day of the applicable Interest Period, or fails to borrow a Term Benchmark Loan or RFR Loan, or fails to convert, continue, or prepay an RC Loan to a Term Benchmark Loan or RFR Loan on the date specified in the applicable notice, the Borrower will pay to the Agent, upon demand, for the account of the affected Lenders, any cost, loss or expense incurred as a result thereof. Each affected Lender shall certify the amount of such cost, loss or expense (but excluding loss of profit) to the Borrower, which certification and statement shall be conclusive in the absence of manifest error. 2.9.6 Default Rate; Late Fee. Anything in this Agreement to the contrary notwithstanding, upon the occurrence of an Event of Default (whether or not the Agent has accelerated payment of the Notes), or after maturity or judgment has been rendered on the Notes, the Borrower's right to select interest rate options shall cease and the unpaid principal of the RC Loans shall, upon written notice from the Agent (which notice may be retroactive to the Event of Default), bear interest at the Alternate Base Rate plus the Applicable Margin for Base Rate Loans plus two percent (2%) (the "Default Rate"). 2.9.7 Source of Funds. It is acknowledged that the provisions of this Agreement relating to the funding of Term Benchmark Loans by the Lenders are included only for the purpose of determining the rate of interest to be paid and any other amounts owing under this Agreement in connection with such election, and each Lender shall be entitled to fund and maintain its funding of all or any part of that portion of the principal amount of the RC Loans in any manner it sees fit. Nonetheless, all such determinations shall be made as if each Lender had actually funded and maintained its Term Benchmark Loans through the purchase of corresponding deposits or, in the case of a Benchmark Replacement, such comparable funding source for such Benchmark Replacement. 2.9.8 Interest Due with Certain Repayments and Prepayments. In addition to payments of accrued interest as provided in Subsection 2.9.1 (Rates), accrued interest on all repayments and prepayments of RC Loans on the Maturity Date (whether such date is the originally contemplated Maturity Date or an earlier date on which the Commitment is terminated) shall be due and payable at the time of such repayments and prepayments, it being understood that

DMS_US.362473592.16 -57- this Subsection 2.9.8 does not interfere with the obligation of the Borrower pursuant to Subsection 2.9.5 (Breakage) with respect to any such repayment or prepayment. 2.10 Increased Costs; Unavailability. 2.10.1 Increased Costs Generally. If any Change in Law or any determination to comply with the Borrower's request to fund RC Loans in Alternative Currencies shall: (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted EURIBOR Rate or Adjusted TIBOR Rate, as applicable) or any Issuing Bank; (b) subject any Recipient to any Tax of any kind whatsoever (except for Indemnified Taxes, Excluded Taxes described in clauses (b) through (d) of such definition, and Connection Income Taxes) with respect to this Agreement, any Loan Document, any Letter of Credit, any participation in a Letter of Credit or any RC Loan made by it, or its deposits, reserves, other liabilities or capital attributable thereto; or (c) impose on any Lender or Issuing Bank or the applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or RC Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making or maintaining any RC Loan (or of maintaining its obligation to make any such RC Loan), or to increase the cost to such Lender, Issuing Bank or other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or Issuing Bank, the Borrower will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. 2.10.2 Capital Requirements. If any Lender or Issuing Bank reasonably determines that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Lender's or Issuing Bank's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the RC Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts

DMS_US.362473592.16 -58- as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered. 2.10.3 Certificates for Reimbursement. A certificate of a Lender or Issuing Bank setting forth, in reasonable detail, the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in Subsections 2.10.1 (Increased Costs Generally) or 2.10.2 (Capital Requirements) and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. 2.10.4 Delay in Requests. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 2.10 shall not constitute a waiver of such Lender's or Issuing Bank's right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section 2.10 for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or Issuing Bank's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 2.10.5 Reserved. 2.10.6 Laws Affecting Interest Rate Availability. If any Lender shall determine that it has become unlawful or impossible (other than as set forth in Subsection 2.10.7 (Alternate Rate of Interest) below) for such Lender (or any of its lending offices) to make or maintain Term Benchmark Loans or RFR Loans (or Term Benchmark Loans of a specified duration) due to (a) the introduction of, or any change in, any Law or any change in the interpretation or administration thereof by any Governmental Authority, or (b) compliance by any Lender (or any of its lending offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, such Lender shall promptly give notice thereof to the Agent and the Agent shall promptly give notice thereof to the Borrower and the other Lenders. Thereafter, until the Agent notifies the Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make such Term Benchmark Loans or RFR Loans (or Term Benchmark Loans of the specified duration) and the right of the Borrower to convert any RC Loan or continue any RC Loan as such shall be suspended and thereafter the Borrower may select only Base Rate Loans, CBR Loans, or Canadian Base Rate Loans (or Term Benchmark Loans of other durations), as applicable, hereunder, and (ii) if any Lender may not lawfully continue to maintain a RC Loan as a Term Benchmark Loan to the end of the then current Interest Period applicable thereto, the applicable RC Loan shall immediately be converted to a Base Rate Loan, CBR Loan, or Canadian Base Rate Loan, as applicable. 2.10.7 Alternate Rate of Interest. (a) Subject to clauses (b) through (f) below, if:

DMS_US.362473592.16 -59- (i) the Agent determines (which determination shall be conclusive absent manifest error) (i) prior to the commencement of any Interest Period for a Term Benchmark borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted Term CORRA Rate, the Adjusted EURIBOR Rate, the EURIBOR Rate or the Adjusted TIBOR Rate or the TIBOR Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (ii) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR, Daily Simple RFR or RFR for the applicable Agreed Currency; or (ii) the Agent is advised by the Requisite Lenders that (i) prior to the commencement of any Interest Period for a Term Benchmark borrowing, the Adjusted Term SOFR Rate, the Adjusted Term CORRA Rate, the Adjusted EURIBOR Rate or the Adjusted TIBOR Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such borrowing for the applicable Agreed Currency and such Interest Period or (ii) at any time, the applicable Adjusted Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such borrowing for the applicable Agreed Currency; then the Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Subsection 2.9.4 (Interest Election) or a new borrowing request in accordance with the terms of Section 2.2 (Borrowing Notice), (A) for Loans denominated in Dollars, any Interest Election Request that requests the conversion of any RC Loans to, or continuation of any RC Loans as, a Term Benchmark borrowing and any borrowing request that requests a Term Benchmark borrowing shall instead be deemed to be an Interest Election Request or a borrowing request, as applicable, for a Base Rate Loan, and (B) for Loans denominated in an Alternative Currency, any Interest Election Request that requests the conversion of any RC Loans to, or continuation of any RC Loans as, a Term Benchmark borrowing and any borrowing request that requests a Term Benchmark borrowing or an RFR borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one type of borrowing, then all other types of borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower's receipt of the notice from the Agent referred to in this Subsection Error! Reference source not found. with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Subsection 2.9.4 (Interest Election) or a new borrowing request in accordance with the terms of Section 2.2 (Borrowing Notice), (A) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Agent to, and shall constitute, a Base Rate Loan on such day; and (B) for Loans denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next

DMS_US.362473592.16 -60- succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Alternative Currency plus the CBR Spread; provided that, if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall, at the Borrower's election prior to such day: (i) bear interest at the Alternate Rate, (ii) be prepaid by the Borrower on such day or (iii) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Borrower's election, shall either (I) bear interest at the Alternate Rate, or (II) be prepaid in full immediately. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of "Benchmark Replacement" with respect to Dollars and/or Canadian Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of "Benchmark Replacement" with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Requisite Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this clause (d), with respect to a Loan denominated in Canadian Dollars, if a Term CORRA Reelection Event and its related Benchmark

DMS_US.362473592.16 -61- Replacement Date have occurred prior to the Reference Time in respect of any setting of the then- current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (d) shall not be effective unless the Agent has delivered to the Lenders and the Borrower a Term CORRA Notice. For the avoidance of doubt, the Agent shall not be required to deliver a Term CORRA Notice after the occurrence of a Term CORRA Reelection Event and may do so in its sole discretion. (e) The Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (g) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Subsection 2.10.7, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Subsection 2.10.7. (f) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate, Term CORRA, EURIBOR Rate, or TIBOR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of "Interest Period" for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of "Interest Period" for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Upon the Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark borrowing or RFR borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the Borrower will be deemed to have converted any request for a Term Benchmark borrowing denominated in Dollars into a request for a borrowing of or conversion to a Base Rate Loan, (y) any Term Benchmark borrowing or RFR borrowing denominated in an Alternative Currency (other than Canadian Dollars) shall be ineffective, or (z) the Borrower will be deemed to have

DMS_US.362473592.16 -62- converted any request for a Term Benchmark borrowing denominated in Canadian Dollars into a request for a borrowing of or conversion to a Canadian Base Rate Loan. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Subsection 2.10.7, (A) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Agent to, and shall constitute, a Base Rate Loan; and (B) for Loans denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Alternative Currency plus the CBR Spread; provided that, if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall, at the Borrower's election prior to such day: (a) be prepaid by the Borrower on such day or (b) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Borrower's election, shall either (I) bear interest at the Alternate Rate or (II) be prepaid in full immediately. 2.11 Purpose. The proceeds of the RC Loans shall be used by the Borrower to refinance existing Indebtedness and for working capital needs and general corporate purposes of the Borrower and the Subsidiary Guarantors. No part of the proceeds of any RC Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including Regulation T, Regulation U and Regulation X. 2.12 Mechanics of Payments: Borrower Payments. 2.12.1 Manner of Making Payments. All payments on account of principal of and interest on the RC Loans, the Unused Commitment Fee, and all other amounts otherwise payable to the Lenders under this Agreement shall be made to the Agent. All payments shall be made by the Borrower to the Agent in Dollars (unless otherwise expressly specified) in immediately available funds, without counterclaim or setoff or other payment; provided, however, that payments shall be made, free and clear of, and without any deduction or withholding for, any Taxes

DMS_US.362473592.16 -63- only to the extent provided for in Section 2.14 (Taxes). Unless otherwise specified, all payments by the Borrower shall be made by 12:00 noon (Eastern Time) (or, in the case of payments required to be made in a currency other than Dollars, at such time as the Agent shall specify) on the due date for such payment and if by wire transfer, to the account of the Agent most recently designated by it for such purpose by notice to the Borrower, or by the Agent debiting an account of the Borrower with the Agent. The failure by the Borrower to make a payment by 12:00 noon (Eastern Time) (or, in the case of payments required to be made in a currency other than Dollars, at such time as the Agent shall specify) shall not constitute an Event of Default if such payment is made on the due date; however, any payment made after such time on such due date shall be deemed made on the next Business Day for the purpose of interest and reimbursement calculations. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. 2.12.2 Payments by Borrower; Presumptions by Agent. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or the Issuing Banks (such payment being a "Borrower Required Payment") that the Borrower will not make the Borrower Required Payment, the Agent may assume that the Borrower has made the Borrower Required Payment on such date in accordance herewith and may, in reliance upon such assumption (but shall not be required to), distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such Borrower Required Payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it but excluding the date of payment to the Agent, at the NYFRB Rate. 2.12.3 Disbursements from Agent to Lenders. The Agent shall promptly remit to each Lender its pro rata share of payments received pursuant to Subsection 2.12.1 (Manner of Making Payments) in immediately available funds, except that all reimbursement payments in respect of losses, out-of-pocket expenses, funding losses or like matters shall be retained by the Agent or remitted to the Lenders according to their respective appropriate entitlement to such reimbursement and except as otherwise provided with respect to Defaulting Lenders. Unless otherwise provided in this Agreement or the other Loan Documents, payments from the Borrower shall be applied first to fees, then to interest (to the extent then payable), then to principal of Base Rate Loans and Canadian Base Rate Loans and then to principal of Term Benchmark Loans and RFR Loans (and among such Term Benchmark Loans, first to those with the earliest expiring Interest Periods). 2.12.4 Authorization to Deduct Funds and Make RC Loans in Satisfaction of Obligations. At any time the Borrower fails to make a payment of principal, interest, reimbursement obligations in respect of Letters of Credit, fees, costs, expenses or other amounts that are required to be paid by the Borrower pursuant to the terms of this Agreement or the other Loan Documents on or prior to the time at which a failure to make such payment would become an Event of Default, the Agent may elect that such payment be made from the proceeds of borrowings made hereunder, whether made following a request by the Borrower pursuant to Section 2.2 (Borrowing Notice) or a deemed request as provided in this Subsection 2.12.4 or may

DMS_US.362473592.16 -64- be deducted from any deposit account of the Borrower maintained with the Agent. The Borrower hereby irrevocably authorizes (i) the Agent to make a borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans, and that all such borrowings shall be deemed to have been requested pursuant to Section 2.2 (Borrowing Notice), and (ii) the Agent to charge any deposit account of the Borrower maintained with the Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents. 2.12.5 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its RC Loans or other obligations hereunder resulting in such Lender's receiving payment of a proportion of the aggregate amount of its RC Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the RC Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective RC Loans and other amounts owing them; provided that (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (b) the provisions of this Subsection 2.12.5 shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its RC Loans or participations in Letters of Credit to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Subsection 2.12.5 shall apply). The Borrower and each other Loan Party consents to the foregoing and agrees, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower's and each other Loan Party's rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower and each other Loan Party in the amount of such participation. 2.12.6 Payments Due on Non-Business Days. Subject to Subsection 2.9.4 (Interest Election) as to payments with respect to any Loan, except in the case of any payment due on the Maturity Date, if any payment under the Loan Documents becomes due on a day that is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. If the Maturity Date is not a Business Day, any payment due on the Maturity Date shall be due on the immediately preceding Business Day.

DMS_US.362473592.16 -65- 2.12.7 Judgment Currency Conversion. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any Borrower in respect of any such sum due from it to the Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Agent or any Lender in such Currency, the Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under Applicable law). 2.12.8 Statements. The Agent may from time to time provide the Borrower with account statements or invoices with respect to any of the Secured Obligations (the "Statements"). The Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrower's convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrower pays the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrower shall not be in default of payment with respect to the billing period indicated on such Statement; provided that acceptance by the Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Agent's or the Lenders' right to receive payment in full at another time. 2.13 Mechanics of Payments; Lender Payments. 2.13.1 Funding by Lenders; Presumption by Agent. Unless the Agent shall have received notice from a Lender prior to proposed the date on which it is scheduled to fund any amount hereunder to the Agent any amount payable by a Lender under this Agreement (such payment being a "Lender Required Payment") that such Lender will not make available to the Agent its Lender Required Payment, the Agent may assume that such Lender has made its Lender Required Payment available on such date in accordance with Section 2.2 (Borrowing Notice) and may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its Lender Required Payment to the Agent then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of a payment to be made by such Lender, the

DMS_US.362473592.16 -66- greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the Alternate Base Rate plus Applicable Margin. If the Borrower and such Lender shall pay such interest to the Agent for the same or an overlapping period, the Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its Lender Required Payment to the Agent then the amount so paid shall constitute such Lender's RC Loan included in the applicable borrowing; provided, that any interest received from the Borrower by the Agent during the period beginning when Agent funded the borrowing until such Lender pays such amount shall be solely for the account of the Agent. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make its Lender Required Payment to the Agent. Any Lender that fails to make a Lender Required Payment upon receipt of notice therefor shall not be entitled to vote on any matters that it otherwise would be entitled to vote on under this Agreement until it makes such payment. 2.14 Taxes. 2.14.1 Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Law. If a Withholding Agent shall be required by applicable Law (as determined in the good faith of the Withholding Agent) to deduct or withhold any Taxes from such payments, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Taxes are Indemnified Taxes, then the sum payable by the Borrower shall be increased as necessary so that after making all required deductions or withholding (including deductions or withholdings applicable to additional sums payable under this Section 2.14) the applicable Recipient receives an amount equal to the sum it would have received had no such deductions or withholdings been made. 2.14.2 Payment of Other Taxes by the Borrower. Without limiting the provisions of Subsection 2.14.1 (Payments Free of Taxes), each Loan Party shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Agent timely reimburse it for the payment of any Other Taxes. 2.14.3 Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within thirty (30) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an Issuing Bank (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

DMS_US.362473592.16 -67- 2.14.4 Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within thirty (30) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Subsection 11.6.4 (Successors and Assigns – Participations) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this Subsection 2.14.4. 2.14.5 Evidence of Payments. As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority pursuant to this Section 2.14, such Loan Party shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. 2.14.6 Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Agent), on or prior to the date it becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request by the Borrower or the Agent), such properly completed and executed documentation that is reasonably requested by the Borrower or Agent or prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (a), (b)(i)-(iv) and (c) of this Section) shall not be required if in the Lender's reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, any Lender shall deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent, but only if such Lender is legally entitled to do so), whichever of the following is applicable: (a) any Lender that is a U.S. Person shall deliver executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

DMS_US.362473592.16 -68- (b) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed and executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN- E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (ii) duly completed and executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) duly completed and executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; or (v) executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Agent to determine the withholding or deduction required to be made. (c) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment.

DMS_US.362473592.16 -69- Solely for purposes of this paragraph, "FATCA" shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Agent in writing of its legal inability to do so. 2.14.7 Treatment of Certain Refunds. If the Agent, a Lender or an Issuing Bank determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party within thirty (30) days of receipt an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the indemnifying party, upon the request of the indemnified party, agrees to repay the amount paid over to the indemnifying party pursuant to this Subsection 2.14.7 (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the indemnified party in the event the indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Subsection 2.14.7, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Subsection 2.14.7 the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Subsection 2.14.7 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person. 2.14.8 Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Lenders contained in this Section 2.14 (Taxes) shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, and the payment in full of the Obligations and the termination of the Commitments. 2.14.9 Defined Term. For purposes of this Section 2.14 (Taxes), the term 'Lender' includes any Issuing Bank and the term 'applicable Law' includes FATCA. 2.15 Mitigation Obligations; Replacement of Lenders. 2.15.1 Designation of a Different Lending Office. If any Lender requests compensation under Section 2.10 (Increased Costs; Unavailability), or requires the Borrower to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14 (Taxes), then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its RC Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate

DMS_US.362473592.16 -70- or reduce amounts payable pursuant to Section 2.10 (Increased Costs; Unavailability) or Section 2.14 (Taxes), as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. 2.15.2 Replacement of Lenders. If any Lender requests compensation under Section 2.10 (Increased Costs; Unavailability), or if the Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14 (Taxes), or if any Lender becomes a Defaulting Lender, or if any Lender does not approve an amendment to this Agreement or any other Loan Document which is approved by the Requisite Lenders and which is required to also be approved by such Lender to be effective pursuant to Section 11.5 (Amendments, Waivers and Consents), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.6 (Successors and Assigns)), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.10 (Increased Costs; Unavailability) 2.14 (Taxes)) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (a) the Borrower shall have received the prior written consent of the Agent (and in circumstances where its consent would be required under Section 11.6 (Successors and Assigns), the Issuing Banks, which consent shall not unreasonably be withheld) and shall have paid to the Agent the assignment fee specified in Section 11.6 (Successors and Assigns), (b) such Lender shall have received payment of an amount equal to the outstanding principal of its RC Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Subsection 2.9.5 (Breakage)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (c) in the case of any such assignment resulting from a claim for compensation under Section 2.10 (Increased Costs; Unavailability) or payments required to be made pursuant to Section 2.14 (Taxes), such assignment will result in a reduction in such compensation or payments thereafter, and (d) such assignment does not conflict with applicable Law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this Subsection 2.15.2 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Agent (solely to the extent the Agent's consent would have been required for such assignment if it were made

DMS_US.362473592.16 -71- strictly pursuant to Section 11.6) and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. 2.16 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) the Unused Commitment Fee payable pursuant to Subsection 2.9.1 (Unused Commitment Fees) shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender; (b) any payment of principal, interest, fees or other amounts received by the Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.12 (Mechanics of Payments; Borrower Payments) or otherwise) or received by the Agent from a Defaulting Lender pursuant to Section 11.11 (Right of Setoff) shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize the LC Exposure with respect to such Defaulting Lender in accordance with this Section 2.16; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; fifth, if so determined by the Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender's potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section 2.16; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Issuing Banks against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Unreimbursed Drawings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.3

DMS_US.362473592.16 -72- (Requirements for Each Loan/Letter of Credit) were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Unreimbursed Drawings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Unreimbursed Drawings owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrower's obligations corresponding to such Defaulting Lender's LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 11.5 (Amendments, Waivers and Consents)) and the Commitment and RC Exposure of such Defaulting Lender shall not be included in determining whether the Requisite Lenders have taken or may take any action hereunder or under any other Loan Document; (d) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only (x) to the extent that such reallocation does not, as to any non- Defaulting Lender, cause such non-Defaulting Lender's RC Exposure to exceed its RC Commitment; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one (1) Business Day following notice by the Agent cash collateralize, for the benefit of the Issuing Banks, the Borrower's obligations corresponding to such Defaulting Lender's LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 3.10 (Cash Collateralization) for so long as such LC Exposure is outstanding; (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender's LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Subsection 2.8.2 (Letter of Credit Fees) with respect to such Defaulting Lender's LC Exposure during the period such Defaulting Lender's LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Subsections 2.8.1 (Unused Commitment Fees) and Subsection 2.8.2 (Letter of Credit Fees) shall be adjusted in accordance with such non-Defaulting Lenders' Applicable Percentages; and (v) if all or any portion of such Defaulting Lender's LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all

DMS_US.362473592.16 -73- letter of credit fees payable under Subsection 2.8.2 (Letter of Credit Fees) with respect to such Defaulting Lender's LC Exposure shall be payable to the applicable Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (e) so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and such Defaulting Lender's then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 3.10 (Cash Collateralization), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.16(d)(i) (and such Defaulting Lender shall not participate therein); If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, such Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless such Issuing Bank shall have entered into arrangements with the Borrower or such Lender, satisfactory to such Issuing Bank to defease any risk to it in respect of such Lender hereunder. In the event that each of the Agent, the Borrower and each Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender's RC Commitment and on the date of such readjustment such Lender shall purchase at par such of the Loans of the other Lenders as the Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. 2.17 Additional Borrowers. 2.17.1 Request for Additional Borrowers. Provided there exists no Default or Event of Default, the Borrower may from time to time, with the consent of the Agent, request that one or more of its wholly-owned Subsidiaries be made additional borrowers under this Agreement and the Loan Documents with respect to the RC Loans and RC Commitment. At the time of sending such notice, the Borrower (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders). 2.17.2 Lender Elections to Accept Additional Borrower. Each Lender desiring to accept such additional Borrower (which determination shall be in the sole and absolute discretion of such Lender) shall notify the Agent in writing within such time period that it agrees to the addition of such Subsidiary as a Borrower hereunder. In the event that all Lenders provide such notice to the Agent within the time period specified, the designated Subsidiary shall become a Borrower hereunder pursuant to and subject to the terms of this Section 2.17. 2.17.3 Execution of Documentation by Additional Borrower. Any Subsidiary sought to be added as an additional Borrower under the Loan Documents pursuant to Subsection

DMS_US.362473592.16 -74- 2.17.1 (Request for Additional Borrowers) and approved by the Lenders pursuant to clause Subsection 2.17.2 (Lender Election to Accept Additional Borrower) above shall execute such additional documentation as the Agent may reasonably request, which shall include, but is not limited to, joinders to this Agreement and the U.S. Security Agreement or, to the extent any such Subsidiary is not a Domestic Subsidiary, another security agreement in substantially the same form as the U.S. Security Agreement. Further, in the event that an additional Borrower is designated in accordance with the terms hereof, each Lender authorizes the Agent to execute, on their behalf, such amendments and supplements to this Agreement and the other Loan Documents as the Agent shall deem necessary or reasonably desirable. The Borrower and any additional Borrowers designated pursuant to the terms of this Section 2.17 (Additional Borrowers) shall be jointly and severally liable and all obligations of such Person hereunder, under the other Loan Documents or arising in connection herewith or therewith shall be included as Obligations and Secured Obligations. 2.18 Reserved. 2.19 Returned Payments.. If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender. The provisions of this Section 2.18 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.18 shall survive the termination of this Agreement. 2.20 Banking Services, Swap Agreements, and Lender Bilateral Lines. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements or Lender Bilateral Lines with, any Loan Party or any Subsidiary thereof shall deliver to the Agent, promptly after entering into such Banking Services, Swap Agreements, or Lender Bilateral Lines, written notice setting forth the aggregate amount of all Banking Services Obligations, Swap Agreement Obligations, and obligations under Lender Bilateral Lines of such Loan Party or Subsidiary thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent). In furtherance of that requirement, each such Lender or Affiliate thereof shall furnish the Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Banking Services Obligations, Swap Agreement Obligations, and Lender Bilateral Lines. The most recent information provided to the Agent shall be used in determining which tier of the waterfall, contained in Section 9.3 (Proceeds of Collateral), such Banking Services Obligations, Swap Agreement Obligations and/or obligations under Lender Bilateral Lines will be placed. For the avoidance of doubt, so long as JPM or its Affiliate is the Agent, neither JPM nor any of its Affiliates providing Banking Services for, or having Swap Agreements or Lender Bilateral Lines with, any Loan Party or any Subsidiary thereof shall be required to provide any notice described in this Section 2.20 in respect of such Banking Services, Swap Agreements, or Lender Bilateral Lines.

DMS_US.362473592.16 -75- ARTICLE 3 LETTERS OF CREDIT 3.1 Letters of Credit; General. 3.1.1 Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to issue Letters of Credit denominated in Dollars as the applicant thereof for the support of its or its Subsidiaries' obligations, in a form reasonably acceptable to such Issuing Bank, at any time and from time to time during the term of this Agreement subject to the terms and conditions hereof. 3.1.2 If (i) any letter of credit has been previously issued by an Issuing Bank, (ii) the reimbursement obligations of the account party (the "Original Letter of Credit Account Party") relating to such letter of credit have been or are assumed in writing by the Borrower or Subsidiary thereof pursuant to a Permitted Acquisition or other transaction permitted under this Agreement, (iii) after giving effect to the inclusion of such letter of credit as a Letter of Credit hereunder, the provisions of Section 3.2 (Notice of Issuance, Amendment, Extension; Certain Conditions) shall not be contravened, (iv) such letter of credit satisfies all of the requirements of a Letter of Credit hereunder, and (v) the conditions of Sections 4.1 (Conditions to Effectiveness) and 4.3 (Requirements for Each Loan/Letter of Credit) are satisfied, then upon the written request (which request shall include a statement that the foregoing requirements (i) through (v), inclusive, have been satisfied) of the Borrower to such Issuing Bank (consented to in writing by such Issuing Bank) and the submission by the Borrower to the Agent of a copy of such request bearing such consent, such letter of credit shall be (from the date of such consent of such Issuing Bank) deemed a Letter of Credit for all purposes of this Agreement and the other Loan Documents and considered issued hereunder pursuant to the terms hereof (the terms hereof and of the other Loan Documents shall govern and prevail in the case of any conflict with the provisions of the agreement(s) pursuant to which such letter of credit had been issued (such agreement(s), the "Original Letter of Credit Agreements"), and such Issuing Bank shall be deemed to have released the Original Letter of Credit Account Party and the Borrower, as applicable, from the Original Letter of Credit Agreements to the extent of such conflict). Notwithstanding that any such assumed letter of credit is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower agrees that it shall be obligated to reimburse the applicable Issuing Bank hereunder for any and all drawings under such letter of credit. 3.2 Notice of Issuance, Amendment, Extension; Certain Conditions. (a) To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or fax (or transmit through Electronic System or the Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the respective Issuing Bank) to an Issuing Bank selected by it and to the Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three (3) Business Days) a written notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 3.3

DMS_US.362473592.16 -76- (Expiration Date), the amount of such Letter of Credit, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. In addition, as a condition to any such Letter of Credit issuance, the Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the respective Issuing Bank and using such Issuing Bank's standard form (each, a "Letter of Credit Agreement"). In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) the aggregate LC Exposure shall not exceed the Letter of Credit Sublimit, (ii) no Lender's RC Exposure shall exceed its RC Commitment and (iii) the aggregate RC Exposure of all Lenders shall not exceed the RC Commitment. Notwithstanding the foregoing or anything to the contrary contained herein, no Issuing Bank shall be obligated to issue or modify any Letter of Credit if, immediately after giving effect thereto, the outstanding LC Exposure in respect of all Letters of Credit issued by such Person and its Affiliates would exceed such Issuing Bank's Issuing Bank Sublimit. Without limiting the foregoing and without affecting the limitations contained herein, it is understood and agreed that the Borrower may from time to time request that an Issuing Bank issue Letters of Credit in excess of its individual Issuing Bank Sublimit in effect at the time of such request, and each Issuing Bank agrees to consider any such request in good faith. Any Letter of Credit so issued by an Issuing Bank in excess of its individual Issuing Bank Sublimit then in effect shall nonetheless constitute a Letter of Credit for all purposes of this Agreement, and shall not affect the Issuing Bank Sublimit of any other Issuing Bank, subject to the limitations on the aggregate LC Exposure set forth in clause (i) above. (b) An Issuing Bank shall not be under any obligation to issue, amend or extend any Letter of Credit if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending or extending such Letter of Credit, or request that such Issuing Bank refrain from issuing, amending or extending such Letter of Credit, or any Requirement of Law relating to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, the issuance, amendment or extension of letters of credit generally or such Letter of Credit in particular, or any such order, judgment or decree, or law shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Bank in good faith deems material to it, or (ii) the issuance, amendment or extension of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally.

DMS_US.362473592.16 -77- (c) Notwithstanding anything in this Article 3, each Issuing Bank shall be under no obligation to issue any Letter of Credit if there is a Defaulting Lender, unless there shall be arrangements in place satisfactory to such Issuing Bank and to the Agent, to mitigate such Issuing Bank's risk with respect to such Defaulting Lender. 3.3 Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the applicable Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, including, without limitation, any automatic renewal provision, one year after such extension) and (ii) the date that is five (5) Business Days prior to the Maturity Date; provided that, if approved by the Agent and the applicable Issuing Bank in each of their sole discretion, a Letter of Credit may expire after the date that is five (5) Business Days prior to the Maturity Date if arrangements acceptable to the Agent and the applicable Issuing Bank are made. 3.4 Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the term thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the respective Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 3.5 (Reimbursement), or of any reimbursement payment required to be refunded to the Borrower for any reason, including after the Maturity Date. Each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender acknowledges and agrees that its obligations to acquire participations pursuant to this Section 3.4 in respect of Letters of Credit and to make payments in respect of such acquired participations are absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitment. 3.5 Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Agent an amount equal to such LC Disbursement not later than noon (New York time), on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is received after 10:00 a.m., New York time, on the day of receipt; provided that, if such LC Disbursement is greater than or equal to $1,000,000 the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.2 (Borrowing Notice) that such payment be financed with an RC Loan that is a Base Rate Loan in an equivalent amount. If the Borrower fails to make such payment when due, the Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof, and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section

DMS_US.362473592.16 -78- 2.13 (Mechanics of Payments; Lender Payments) with respect to Loans made by such Lender (and Section 2.13 (Mechanics of Payments; Lender Payments) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the respective Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Agent of any payment from the Borrower pursuant to this Section 3.5, the Agent shall distribute such payment to the respective Issuing Bank or, to the extent that Lenders have made payments pursuant to this Section 3.5 to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank, as their interests may appear. Any payment made by a Lender pursuant to this Section 3.5 to reimburse an Issuing Bank for any LC Disbursement (other than the funding of RC Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. 3.6 Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in s Section 3.5 (Reimbursement) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the respective Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 3.6, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Agent, the Lenders, nor any Issuing Bank, or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, document, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the respective Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

DMS_US.362473592.16 -79- 3.7 Disbursement Procedures. The Issuing Bank for any Letter of Credit shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Bank shall promptly after such examination notify the Agent and the Borrower by telephone (confirmed by fax or through Electronic System) of such demand for payment if such Issuing Bank has made or will make an LC Disbursement thereunder; provided that such notice need not be given prior to payment by the Issuing Bank and any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement. 3.8 Interim Interest. If the Issuing Bank for any Letter of Credit shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Base Rate Loans and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to Section 3.5 (Reimbursement), then the Default Rate shall apply. Interest accrued pursuant to this Section 3.8 shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 3.5 (Reimbursement) to reimburse such Issuing Bank for such LC Disbursement shall be for the account of such Lender to the extent of such payment. 3.9 Replacement and Resignation of an Issuing Bank. (a) An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Agent, the replaced Issuing Bank and the successor Issuing Bank. The Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 3.13 (Letter of Credit Fees). From and after the effective date of any such replacement, (A) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (B) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit. (b) Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty (30) days' prior written notice to the Agent, the Borrower and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with paragraph (a) above. 3.10 Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this Section 3.10, the Borrower shall deposit

DMS_US.362473592.16 -80- in an account or accounts with the Agent, in the name of the Agent and for the benefit of the Lenders (the "LC Collateral Account"), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Subsection 9.1.11 (Insolvency). The Borrower also shall deposit cash collateral in accordance with this Section 3.10 as and to the extent the aggregate amount of LC Exposure exceeds the Letter of Credit Sublimit. Each such deposit shall be held by the Agent as collateral for the payment and performance of the Secured Obligations. In addition, and without limiting the foregoing or any other provision of this Article 3, if any LC Exposure remains outstanding after the expiration date specified Section 3.3 (Expiration Date), the Borrower shall immediately deposit in the LC Collateral Account an amount in cash equal to 105% of such LC Exposure as of such date plus any accrued and unpaid interest thereon. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the Borrower hereby grants the Agent a security interest in the LC Collateral Account and all moneys or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, if any, which investments shall be made at the option and sole discretion of the Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the LC Collateral Account. Moneys in the LC Collateral Account shall be applied by the Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Requisite Lenders), be applied to satisfy other Secured Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all such Events of Defaults have been cured or waived as confirmed in writing by the Agent. 3.11 Issuing Bank Reports to the Agent. Unless otherwise agreed by the Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Article 3, report in writing to the Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions and amendments, all expirations and cancelations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends or extends any Letter of Credit, the date of such issuance, amendment or extension, and the stated amount of the Letters of Credit issued, amended or extended by it and outstanding after giving effect to such issuance, amendment or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement, and (v) on any other Business Day, such other information as the Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

DMS_US.362473592.16 -81- 3.12 Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the "account party," "applicant," "customer," "instructing party," or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrower, and that the Borrower's business derives substantial benefits from the businesses of such Subsidiaries. 3.13 Letter of Credit Fees. (a) The Borrower agrees to pay: (i) to the Agent for the account of each Lender a participation fee with respect to its participations in each outstanding Letter of Credit, which shall accrue on the daily maximum stated amount then available to be drawn under such Letter of Credit at the same Applicable Margin used to determine the interest rate applicable to Loans bearing interest based on Adjusted Term SOFR Rate, during the period from and including the Closing Date to, but excluding, the later of the date on which such Lender's RC Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, which shall accrue at the rate equal to 0.125% per annum of the face amount of each Letter of Credit issued by such Issuing Bank or the rate or rates per annum separately agreed upon between the Borrower and such Issuing Bank on the daily maximum stated amount then available to be drawn under each such Letter of Credit, during the period from and including the Closing Date to but excluding the later of the date of termination of the RC Commitment and the date on which there ceases to be any LC Exposure with respect to Letters of Credit issued by such Issuing Bank, as well as such Issuing Bank's standard fees and commissions with respect to the issuance, amendment or extension of any Letter of Credit and other processing fees, and other standard costs and charges, of such Issuing Bank relating to Letters of Credit as from time to time in effect. (b) Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth (15th) day following such last day, commencing on the first such date to occur after the Closing Date; provided that all such fees shall be payable on the date on which the RC Commitment terminates and any such fees accruing after the date on which the RC Commitment terminates shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this clause (b) shall be payable within ten (10) days after demand.

DMS_US.362473592.16 -82- (c) All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). ARTICLE 4 CONDITIONS 4.1 Conditions to Effectiveness. This Agreement (giving effect to the amendment and restatement of the Existing Credit Agreement) shall become effective upon the fulfillment, to the satisfaction of the Agent, the Lenders and the Issuing Banks (unless otherwise specified), of the following conditions on or before the date hereof. The making of any RC Loan or issuance of any Letter of Credit is subject to satisfaction of such conditions. 4.1.1 Execution of this Agreement. The Borrower, each Lender, each Issuing Bank and the Agent shall each have duly executed and delivered this Agreement. 4.1.2 Notes. The Borrower shall have delivered duly executed Notes to each of the Lenders that requests a Note. 4.1.3 Security Agreement. The Borrower and each Subsidiary Guarantor shall have executed and delivered to the Agent an amended and restated security agreement or a reaffirmation of the existing security agreement (as so amended and restated or reaffirmed and as the same may be further amended, restated, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "U.S. Security Agreement") in form and substance satisfactory to the Agent, together with (i) such Uniform Commercial Code financing statements as are necessary to perfect the security interests created by such U.S. Security Agreement (to the extent not previously delivered) and (ii) a power of attorney duly executed by the Borrower and each Subsidiary Guarantor in substantially the form attached as Annex B to the U.S. Security Agreement (to the extent not previously delivered). 4.1.4 Guaranty and Suretyship Agreement. Each Domestic Subsidiary of the Borrower shall have executed and delivered to the Agent a further amended and restated Guaranty and Suretyship Agreement (as so amended and restated and as the same may be further amended, restated, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "U.S. Subsidiary Suretyship") in form and substance satisfactory to the Agent. 4.1.5 Pledge Agreements. (a) The Borrower shall own directly all of the Capital Stock and other equity of the Subsidiaries specified as being owned by it on Schedule 5.1.2 hereto and the Borrower shall have executed and delivered to the Agent an amended and restated pledge agreement or a reaffirmation of the existing pledge agreement (as so amended and restated or reaffirmed and as the same may be further amended, restated, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Borrower Pledge") in form and substance satisfactory to the Agent, together with the stock and other certificates, assignment powers (duly

DMS_US.362473592.16 -83- executed in blank and undated) and financing statements required thereunder (to the extent not previously delivered and in effect). (b) The Subsidiary Guarantors shall own directly all of the Capital Stock and other equity of the Subsidiaries specified as being owned by them on Schedule 5.1.2 hereto, and such Subsidiary Guarantors shall have executed and delivered to the Agent an amended and restated Pledge Agreement or a reaffirmation of the existing pledge agreement (as so amended and restated or reaffirmed and as the same may be further amended, restated, modified and supplemented from time to time in accordance with the terms hereof and thereof, "U.S. Subsidiary Pledge") in form and substance satisfactory to the Agent, together with the stock and other certificates, assignment powers (duly executed in blank and undated) and financing statements required thereunder (to the extent not previously delivered). 4.1.6 Reserved. 4.1.7 Payment of Fees and Costs. The Borrower shall have paid all of the fees required to be paid to the Agent, the Co-Arrangers, and the other Lenders on the Closing Date (including any fees set forth in that certain Co-Arranger Fee Letter, dated as of July 19, 2024, and that certain Agent Fee Letter, dated as of July 19, 2024, delivered in connection with this Agreement) and all other fees, costs, expenses and other amounts due and payable under this Agreement and the other documents contemplated herein, including the reasonable fees and out- of-pocket expenses of counsel for the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other documents contemplated herein. 4.1.8 Corporate Proceedings. All corporate, limited liability company, partnership and other legal proceedings and all instruments and documents in connection with the transactions contemplated by this Agreement and other Loan Documents (including certified Organizational Documents, resolutions and incumbency certificates) shall be reasonably satisfactory in form and substance to the Agent and its counsel, and the Agent and its counsel shall have received all information and copies of all documents and records of all corporate, limited liability company, partnership and other legal proceedings which the Agent or its counsel has reasonably requested, such documents where appropriate to be certified by the proper corporate, limited liability company, partnership, governmental or other authorities, and in form and substance reasonably satisfactory to the Agent. 4.1.9 Consents and Approvals. All corporate, governmental and judicial consents, approvals and waivers and other third party consents, approvals and waivers necessary in connection with this Agreement and the RC Loans or other related transactions, shall have been obtained and, if applicable, become final and nonappealable, and shall remain in full force and effect, without the imposition of any conditions that are not acceptable to the Lenders. 4.1.10 Material Adverse Change; Compliance with Law. (a) No Material Adverse Change shall have occurred since the date of the financial statements delivered for the fiscal year ended December 31, 2023. (b) The Borrower and its Subsidiaries shall be in substantial compliance with all Laws, including Environmental Laws.

DMS_US.362473592.16 -84- 4.1.11 Opinions of Counsel. The Agent shall have received a favorable opinion of Troutman Pepper Hamilton Sanders LLP, counsel to the Borrower, its Subsidiaries and the other Loan Parties, as to the transactions contemplated hereby addressed to the Agent, the Issuing Banks and the Lenders and dated as of the Closing Date, in form and content satisfactory to the Agent, the Issuing Banks and the Lenders. 4.1.12 Officer's Certificate. There shall have been delivered to each Lender an Officer's Certificate, dated as of the Closing Date, certifying as to the truth of the representations and warranties contained in this Agreement or otherwise made in writing in connection herewith and the absence of any Default and Event of Default as of such date. 4.1.13 Good Standing. The Agent shall have received (a) good standing certificates of a recent date for each of the Borrower and the Subsidiary Guarantors, evidencing its good standing under the laws of the state of its incorporation or formation and (b) good standing certificates or foreign qualification filings acceptable to Agent of a recent date for each of the Borrower and the Subsidiary Guarantors, evidencing its good standing under the laws of the states in which it is qualified to do business to the extent failure to be so qualified would not reasonably be expected to result in a Material Adverse Change. 4.1.14 Lien Searches. The Borrower shall have delivered to the Agent Uniform Commercial Code, tax and judgment lien searches of a recent date, in such offices as are acceptable to the Agent, together with U.S. Patent and Trademark Office and U.S. Copyright Office searches of a recent date, in each case, with respect to the Borrower and each of the Subsidiary Guarantors, showing no Liens except Permitted Liens. 4.1.15 PATRIOT Act. The Agent shall have received all documentation (including, without limitation, Beneficial Ownership Certification) and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act, as reasonably requested by the Agent. 4.1.16 Evidence of Insurance. The Agent shall have received evidence of the insurance required by Section 8.13 (Insurance), together with the lender loss payable and/or additional insured clauses and endorsements required thereby. Such evidence shall consist of a certified copy of the insurance policy, a declarations page of the insurance policy with a lender loss payee endorsement, an Acord 27 or 28 version 10/03 or prior, or such other evidence as the Agent may reasonably request. 4.1.17 Reserved. . 4.1.19 Intellectual Property Collateral Agreements. The Agent shall have received an amended & restated intellectual property collateral agreement and/or supplemental intellectual property collateral agreement (collectively, and with any other intellectual property collateral agreements, in each case, as amended, restated, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "U.S. Intellectual Property Collateral Agreements" or, each, a "U.S. Intellectual Property Collateral Agreement") for filing at the U.S. Patent and Trademark Office or the United States Copyright Office, as applicable, with

DMS_US.362473592.16 -85- respect to any registered patents, trademarks or copyrights of the Borrower or other Loan Parties to the extent that an effective filing respecting the same is not on record. Notwithstanding the foregoing or anything to the contrary in any Loan Documents, any intent-to-use trademark application filed in the United States shall constitute Collateral to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity and enforceability of such intent-to-use trademark application or the trademark that is the subject thereof under applicable law. 4.2 Closing Date Payments. Notwithstanding anything in this Agreement to the contrary, on the Closing Date, Loans may be advanced and Loans may be prepaid on a non-ratable basis to effect the new allocations of the new Commitments as set forth in Schedule 1.1 set forth hereto. The parties hereto authorize the Agent to take such administrative actions as it deems appropriate consistent with this Section 4.2. 4.3 Requirements for Each Loan/Letter of Credit. The Lenders shall not be required to make any RC Loans to the Borrower, and the Issuing Banks shall not be required to issue any Letters of Credit, unless each of the following conditions are fulfilled to the satisfaction of the Agent or the Issuing Banks, as applicable. 4.3.1 No Default. There shall not, either prior to or after giving effect to each such funding or Letter of Credit, exist a Default or Event of Default. 4.3.2 Borrowing Notice/Request for Letter of Credit. The Agent shall have timely received a borrowing notice pursuant to Section 2.2 (Borrowing Notice) or the applicable Issuing Bank shall have received a timely request for a Letter of Credit pursuant to Section 3.2 (Notice of Issuance, Amendment, Extension; Certain Conditions) and all accompanying documentation required thereby. 4.3.3 Representations and Warranties. Each of the representations and warranties of the Borrower and any other Loan Party made in the Loan Documents shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of the date of each such RC Loan or Letter of Credit (both immediately prior to and after giving effect to such RC Loan or Letter of Credit) as if made on and as of such date, except that if a representation or warranty is as of a specific date, it shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of such date. 4.3.4 Method of Certifying Certain Conditions. The request for, and acceptance of, each RC Loan and each Letter of Credit by the Borrower shall be deemed a representation and warranty by the Borrower that the conditions specified in Subsections 4.3.1 (No Default) and 4.3.3 (Representations and Warranties) have been satisfied.

DMS_US.362473592.16 -86- ARTICLE 5 REPRESENTATIONS AND WARRANTIES In order to induce the Issuing Banks and the Lenders to enter into this Agreement and to make the RC Loans and other extensions of credit contemplated by this Agreement, the Borrower hereby makes the following representations and warranties (which are unaffected by any investigation of the Agent, any Issuing Bank or any Lender). 5.1 Status. 5.1.1 Organization and Qualification. Each of the Borrower and its Subsidiaries is a duly organized and validly existing corporation, partnership or limited liability company, as applicable, under the laws of the respective jurisdictions indicated on Schedule 5.1.1 and each is in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. The Borrower has perpetual existence, and, as applicable, each of the Borrower and its Subsidiaries has the corporate, partnership or limited liability company, as applicable, power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. Neither the Borrower nor any of its Subsidiaries has failed to qualify to do business in any state or jurisdiction where the failure to so qualify would reasonably be expected to result in a Material Adverse Change. As of the Closing Date, the Borrower and its Domestic Subsidiaries are qualified to do business as a foreign corporation, partnership, or limited liability company, as applicable, in the states listed on Schedule 5.1.1. 5.1.2 Stock Ownership. Schedule 5.1.2 correctly lists as to each Loan Party and each of its direct Subsidiaries on the Closing Date: (a) its name, (b) the jurisdiction of its incorporation or formation and the organizational number issued by such jurisdiction, if any, (c) the classes of Capital Stock issued by each Loan Party and each of its direct Subsidiaries and the principal characteristics of each such class, and (d) the names of each of the equity holders and the number and percentage of the issued and outstanding shares or other equity interests of each class (and certificate numbers by which such shares or other equity interests are designated, if applicable) owned by each of such holders. All the outstanding shares of Capital Stock of each Loan Party and each of its direct Subsidiaries are validly issued, fully paid and nonassessable, and all such shares and other equity interests indicated on Schedule 5.1.2 as owned by the Persons indicated on Schedule 5.1.2 are so owned beneficially and of record by such Person, free and clear of any Lien, except for Liens created pursuant to the Loan Documents or otherwise indicated on Schedule 5.1.2. Schedule 5.1.2 also correctly lists as to each Loan Party and each of its direct Subsidiaries any options, warrants or other securities issued by each Loan Party and each of its direct Subsidiaries and the identity of each holder of any such option, warrant or other security. Except as set forth on

DMS_US.362473592.16 -87- Schedule 5.1.2, there are no preemptive rights, offers, options, rights, agreements or commitments of any kind (contingent or otherwise) relating to the issuance, conversion, registration, voting, sale or transfer of any equity interests or other securities of each Loan Party and each of its direct Subsidiaries (including the Capital Stock of each Loan Party and each of its direct Subsidiaries) or obligating any Loan Party, any of their direct Subsidiaries or any other Person to purchase or redeem any such equity interests or other securities pursuant to the Organizational Documents or any agreement or other instrument to which any Loan Party or any of their direct Subsidiaries is a party or by which any of them may be bound. 5.1.3 Organizational Chart. As of the Closing Date, the organizational chart of the Borrower and all of its Subsidiaries on Schedule 5.1.3 is true and correct in all material respects. As of the Closing Date, the Borrower does not have any Subsidiaries and does not presently operate all or any portion of its business through any other Persons, other than as disclosed in the organizational chart on Schedule 5.1.3. 5.2 Power and Authority; Enforceability. Each Loan Party has the corporate, partnership, limited liability company, or other similar power to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party, and each such Person has taken all necessary corporate, partnership, limited liability company, or other similar action (including any consent of stockholders, members, or partners required by Law or by their respective Organizational Documents) to authorize the execution, delivery and performance of the Loan Documents to which it is a party. The Loan Documents, when executed and delivered by each Loan Party that is a party thereto, constitute or will constitute the authorized, valid and legally binding obligations of such Person enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity. 5.3 No Violation of Agreements; Absence of Conflicts. The execution and delivery of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents and compliance with the terms and provisions of the Loan Documents, will not: (a) require any consent or approval, governmental or otherwise, not already obtained, (b) violate any Law or judgment respecting, as applicable, the Borrower or any of its Subsidiaries, (c) conflict with, result in a breach of, or constitute a default under, as applicable, the Organizational Documents of the Borrower or any of its Subsidiaries, or under any material indenture, agreement, license or other instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound, or (d) except with respect to a Lien in favor of the Agent for the benefit of the Secured Parties, result in, or require the creation or imposition of, any Lien upon or with respect

DMS_US.362473592.16 -88- to any property now owned or hereafter acquired by, as applicable, the Borrower or any of its Subsidiaries. 5.4 Recording, Enforceability and Consent. Assuming the due recording of the UCC-1 financing statements and the Intellectual Property Collateral Agreements delivered in connection herewith, no consent, approval or authorization of any Person, or recording, filing, registration, notice or other similar action with or to any Person, is required in order to ensure the legality, validity, binding effect or enforceability of any of the Loan Documents as against all Persons, except such consents, approvals, authorizations and actions as are identified on Schedule 5.4 hereto, all of which have been obtained and remain in effect. No material consent, approval or authorization of any Person that has not been obtained is required for the continued conduct by the Borrower or any of its Subsidiaries of their respective businesses as presently conducted or as presently proposed to be conducted. 5.5 Lines of Business. The Borrower and its Subsidiaries are engaged only in Permitted Businesses. 5.6 Security Interest in Collateral. Subject to the Permitted Perfection Limitations, each Loan Party has delivered, or caused to be delivered, to the Agent all UCC-1 financing statements (or, in the case of any Loan Party that is a Foreign Subsidiary, the equivalent documentation in the applicable jurisdiction) in recordable form that may be necessary to perfect the security interests granted pursuant to the Loan Documents to the extent that such security interests may be perfected by filing. Subject to Permitted Perfection Limitations, each Loan Party has delivered, or caused to be delivered, to the Agent all instruments, documents, certificates and investment property necessary to perfect the security interests granted pursuant to the Loan Documents, to the extent such security interests may be perfected by delivery. Subject to Permitted Perfection Limitations, upon the filing of such UCC-1 financing statements in the offices specified thereon and the recordation of the Intellectual Property Collateral Agreements in the U.S. Patent and Trademark Office (and in the case of a Loan Party that is a Foreign Subsidiary, the applicable documents under the local laws of the Loan Party's jurisdiction of formation, all of which shall be delivered by such Loan Party), no further action, including any filing or recording of any document or the obtaining of any consent, is necessary in order to establish, perfect and maintain the Agent's first priority security interests in the personal property of the Loan Parties (for the benefit of the Secured Parties) purported to be created by the Pledge Agreements and the Security Agreements, except for the periodic filing of continuation statements with respect to such UCC-1 financing statements. The Perfection Certificate is true and correct in all material respects as of, and there have been no changes thereto prior to, the Closing Date. 5.7 Litigation; Compliance with Laws; OFAC Requirements. (a) There are no claims, investigations, actions, suits, protests, reconsiderations or proceedings (collectively, "litigation") pending, or to the knowledge of any Loan Party, threatened, against or affecting, as applicable, the Borrower or any of its Subsidiaries before any court or Governmental Authority or arbitral tribunal which (i) to the extent for money

DMS_US.362473592.16 -89- damages, are not covered by insurance (subject to usual deductibles and exclusions in an aggregate amount not exceeding $1,000,000), and (ii) which, to the extent not for money damages, would reasonably be expected to result in a Material Adverse Change or (iii) which allege the invalidity of or dispute any terms of the Loan Documents and, to the knowledge of the Borrower and its Subsidiaries, there is no basis for any of the foregoing. Schedule 5.7 lists all litigation as of the Closing Date in which the amount in controversy (excluding amounts fully insured) exceeds $5,000,000. (b) The Borrower and each Subsidiary is in compliance in all material respects with all Laws including Environmental Laws and the federal securities Laws of the United States of America. 5.8 No Burdensome Agreements; Material Agreements. Neither the Borrower nor any of its Subsidiaries is a party to any agreement or instrument or subject to any corporate or other restrictions that, assuming compliance by such Persons with the terms of such agreements or instruments, would reasonably be expected to result in a Material Adverse Change. The Borrower and its Subsidiaries have such good and enforceable agreements with third parties as are necessary to conduct their respective businesses as presently conducted or as contemplated to be conducted. The material agreements of the Borrower and the Subsidiary Guarantors as of the Closing Date are listed on Schedule 5.8 hereto. 5.9 Condition of Property. Other than as set forth on Schedule 5.9, the properties, equipment and systems of, as applicable, the Borrower and its Subsidiaries are in good repair, working order and operating condition, reasonable wear and tear excepted, and are and will be in compliance in all material respects with all standards or rules imposed by any Governmental Authority. 5.10 Licenses; Intellectual Property. The Borrower and each of its Subsidiaries owns or is the licensee of all material patents, trademarks, service marks, trade names, trade dress, trade secrets, domain names, copyrights, franchises, licenses and authorizations, governmental or otherwise, and all other material rights, priorities or privileges relating to Intellectual Property necessary for the conduct of their respective businesses as presently conducted or as presently proposed to be conducted, without any known material conflict with the rights of any other Person. No settlement agreements, consents, licenses, judgments, orders, forbearance to sue or similar obligations limit or restrict the Borrower's or any of its Subsidiaries' rights in and to such patents, trademarks, service marks, trade names, trade dress, trade secrets, domain names, copyrights, franchises, licenses and authorizations, or such other rights, priorities or privileges relating to Intellectual Property owned by the Borrower and each of its Subsidiaries. Except as set forth on Schedule 5.10, no claim or proceeding, or to the knowledge of the Borrower, threat of claim or proceeding, has been asserted by any Person against the Borrower or any of its Subsidiaries, relating to the use, right to use or ownership of any Intellectual Property used or presently proposed to be used in the conduct of their respective businesses, or challenging or questioning the validity or effectiveness of any Intellectual Property used or presently proposed to be used in the conduct of their respective

DMS_US.362473592.16 -90- businesses. The Borrower and its Subsidiaries have taken all commercially reasonable steps to maintain the confidentiality of their trade secrets and, to the Borrower's knowledge, there has been no misappropriation of any of such trade secrets by any Person. Schedule 5.10 attached hereto correctly lists, as of the Closing Date, all patents, registered trademarks, registered service marks, domain names, registered copyrights, franchises and licenses, including all material governmental licenses, of the Borrower and each Subsidiary Guarantor, in each case arising under the laws of the United States or any political subdivision thereof. All material copyrights, if any, are registered with the U.S. Copyright Office. Any applied for or registered patent, trademark, service mark, trade dress, domain name or copyright, owned by the Loan Parties has been duly maintained and has not been cancelled, allowed to expire, surrendered, or abandoned, except to the extent the applicable Loan Party has decided to cancel, allow to expire, surrender or abandon any such Intellectual Property in its reasonable business judgment. All registered trademarks, service marks, trade dress, domain names and copyrights and all issued patents listed on Schedule 5.10 are subsisting and in full force and effect, except to the extent the applicable Loan Party has decided to cancel, allow to expire, surrender or abandon any such Intellectual Property in its reasonable business judgment. The Borrower and each Subsidiary Guarantor have in place systems that are at least consistent with industry standards to protect their rights in the Intellectual Property used in their businesses. 5.11 Title to Properties; Liens. The Borrower and each of its Subsidiaries has good and marketable title to its properties and assets, including the properties and assets reflected in the financial statements referred to in Subsection 5.13.1 (Financial Statements) (except properties and assets disposed of since the date thereof in accordance with Subsection 8.7.2 (Sales and Other Dispositions)), and none of such properties or assets is subject to any Liens except Permitted Liens. The Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of such properties and assets, and all such leases are valid and subsisting and in full force and effect. Each of the Borrower and each of its Subsidiaries has obtained all material easements and material equipment rental or other material agreements necessary for the operation of its business as now conducted or presently proposed to be conducted. 5.12 Reserved. 5.13 Financial Statements and Projections. 5.13.1 Financial Statements. Each of the financial statements delivered pursuant to Subsections 6.1.1 (Delivery of Quarterly Financial Statements) and 6.1.2 (Delivery of Annual Financial Statements; Accountants' Certification) (including the equivalent sections of the Existing Credit Agreement) have been prepared in accordance with GAAP applied on a consistent basis throughout the period specified and present fairly in all material respects the financial position of the Borrower and its Subsidiaries as of the date specified and the results of operations and statements of cash flow for the period specified subject, in the case of quarterly financial statements delivered pursuant to Subsection 6.1.2 (Delivery of Annual Financial Statements; Accountants' Certification) and monthly financial statements delivered pursuant to Subsection 6.1.1 (Delivery of Quarterly Financial Statements) to usual year-end adjustments and the absence of footnotes.

DMS_US.362473592.16 -91- 5.13.2 Undisclosed Liabilities. Neither the Borrower nor any of its Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in Subsection 5.13.1 (Financial Statements) and there are not now and not anticipated any material unrealized losses of the Borrower or any of its Subsidiaries. 5.13.3 Absence of Material Adverse Change. Since December 31, 2023, there has been no event, circumstance, condition or development that has resulted in, or would reasonably be expected to result in, a Material Adverse Change. 5.13.4 Projections. As of the date of such projections, the operating projections submitted on behalf of the Borrower to the Lenders prior to the date of this Agreement present to the best of the Borrower's knowledge and belief based on the assumptions set forth in such projections, the expected results of operations and sources and uses of cash of the Borrower and its Subsidiaries for the periods covered by such projections. 5.14 Tax Returns and Payments; Other Fees. (a) All federal and other material Tax returns, reports and statements required by Law to be filed (including extensions) by or in respect of the Borrower and its Subsidiaries and their assets have been filed. All federal and other material Taxes, assessments and other governmental charges levied upon the Borrower and each of its Subsidiaries and any of their respective properties, assets, income or franchises that are due and payable have been paid, other than those presently payable without penalty or interest and other than any charge or claim being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which any reserve or other appropriate provision, if any, as shall be required by GAAP has been made therefor and, if the filing of a bond or other indemnity is necessary to avoid the creation of a Lien against any of the assets of the Borrower or any of its Subsidiaries, such bond has been filed or indemnity posted. (b) The Borrower and each of its Subsidiaries have paid all franchise, license and other fees and charges that have become due pursuant to any franchise or permit in respect of its business and have made appropriate provision as is required by GAAP for any such fees and charges which have accrued. 5.15 Fiscal Year. The fiscal year of the Borrower and each of its Subsidiaries ends December 31. The first three fiscal quarters of each year of the Borrower are set at the beginning of each year and are based on two four-week months and one five-week month each quarter. 5.16 Federal Reserve Regulations. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. None of the proceeds of any of the RC Loans nor any Letter of Credit shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the Borrower nor any of its Subsidiaries, nor any Person acting on any of

DMS_US.362473592.16 -92- its behalf, has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, as now or hereafter in effect. 5.17 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company," or a company "controlled" by an "investment company," within the meaning of the U.S. Investment Company Act of 1940, as amended. 5.18 Compliance with ERISA. 5.18.1 Plans. None of the Borrower, any of its Subsidiaries nor any ERISA Affiliate maintains or contributes to, or has any liability with respect to any Employee Pension Plan or Multiemployer Plan. The Borrower has furnished to the Agent a copy of the most recent actuarial report for each Employee Pension Plan that is a defined benefit plan as defined in Section 3(35) of ERISA, and that is subject to the Minimum Funding Standards, and for any Plan that is a funded employee welfare benefit plan, and each such report is accurate in all material respects. 5.18.2 Favorable Determination Letters. Each Plan, which is intended to be qualified within the meaning of Section 401(a) of the Code, has received a favorable determination letter from the IRS, and nothing has occurred, whether by action or failure to act, since the date of such letter which would prevent any such plan from remaining so qualified. 5.18.3 Compliance. Each Plan has been operated in all material respects in compliance with the requirements of the Code, ERISA and other applicable law and the terms of each Plan. 5.18.4 Absence of Certain Conditions. Except as specifically disclosed on Schedule 5.18: (a) there has been no transaction in connection with which the Borrower, its Subsidiaries or their respective ERISA Affiliates could be subject to either a material civil penalty assessed pursuant to Section 502(i) of ERISA or a material tax penalty imposed pursuant to Section 4975 of the Code; (b) no Employee Pension Plan is in at-risk status as defined in Section 430(i) of the Code, there is no Accumulated Funding Deficiency (for plan years beginning before 2008) or failure to meet the Minimum Funding Standard (for plan years beginning after 2007)) with respect to any Employee Pension Plan, and there has been no waived funding deficiency within the meaning of Section 303 of ERISA or Section 412 of the Code with respect to any Employee Pension Plan; (c) no liability to the PBGC has been or is reasonably expected to be incurred with respect to any Employee Pension Plan except for required premium payments to the PBGC; (d) there has been (i) no Reportable Event with respect to any Employee Pension Plan, and (ii) no event or condition which presents a material risk of termination of any Employee Pension Plan by the PBGC, in either case involving conditions which could result in any liability to the PBGC; (e) none of the Borrower, its Subsidiaries or any ERISA Affiliate (i) has any unfulfilled obligation to contribute to any Multiemployer Plan, (ii) has incurred or reasonably expects to incur Withdrawal Liability with respect to any Multiemployer Plan, (iii) has received any notification that a Multiemployer Plan is insolvent, terminated or subject to Section 305 of ERISA or Section 432 of the Code, or (iv) knows of, or reasonably expects, any Multiemployer Plan to be insolvent,

DMS_US.362473592.16 -93- terminated or subject to the requirements of Sections 305 of ERISA or 432 of the Code; (f) there is no material liability, and no circumstances exist pursuant to which any such material liability could reasonably be imposed on Borrower, any of its Subsidiaries or any ERISA Affiliate under Sections 4980B, 4980D or 5000 of the Code or Sections 409 and 502(l) of ERISA; (g) except as reflected in the financial statements delivered pursuant to Subsections 6.1.1 (Delivery of Quarterly Financial Statements) and 6.1.2 (Delivery of Annual Financial Statements; Accountants' Certification), there is no Plan (that is an "employee welfare benefit plan," as defined in Section 3(1) of ERISA) providing for retiree health (other than to comply with COBRA or similar state laws) and/or life insurance or death benefits; (h) none of the Borrower, any of its Subsidiaries or any ERISA Affiliate is subject to the Early Warning Program of the PBGC (as described in PBGC Technical Update 00-3) or has been contacted by the PBGC in connection with the PBGC's Early Warning Program; and (i) there is no outstanding material liability attributable to any employee pension benefit plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA or any multiemployer plan (as defined in Section 3(37) of ERISA) which was previously maintained by or to which contributions were made or required to be made by the Borrower, any of its Subsidiaries or any ERISA Affiliate, or any entity that heretofore was an ERISA Affiliate. 5.18.5 Absence of Certain Liabilities. No liability (whether or not such liability is being litigated) has been asserted against the Borrower, any of its Subsidiaries or any ERISA Affiliate in connection with any Employee Pension Plan or any Multiemployer Plan by the PBGC other than for required premium payments to the PBGC, by a trustee appointed pursuant to Section 4042(b) or (c) of ERISA, or by a sponsor or an agent of a sponsor of a Multiemployer Plan, and no lien has been attached and no Person has threatened to attach a lien on any of the Borrower's, any of its Subsidiaries' or any ERISA Affiliate's property as a result of failure to comply with ERISA or as a result of the termination of any Plan. 5.19 Accuracy and Completeness of Disclosure. Neither this Agreement nor any other document, certificate or instrument nor any of the exhibits or schedules attached thereto delivered to the Agent or the Lenders by or, to Borrower's knowledge, on behalf of the Borrower or any of its Subsidiaries in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement and in such other documents, certificates or instruments or any of the exhibits or schedules attached thereto not misleading in light of the circumstances under which such statements were made. 5.20 Adequacy of Capital; Solvency. The proceeds of the RC Loans, together with the proceeds of Indebtedness permitted under Section 8.1 (Indebtedness) and the cash flow from the operations of the Loan Parties, will be sufficient to enable the Loan Parties to operate their respective businesses as presently conducted or as presently proposed to be conducted. Each of the Loan Parties is Solvent and will be Solvent after giving effect to the transactions contemplated by this Agreement.

DMS_US.362473592.16 -94- 5.21 Absence of Restrictive Provisions. Other than the restrictions contained in this Agreement, neither the Borrower nor any of its Subsidiaries is subject or party to any agreement, lien or encumbrance, Organizational Document, regulatory or other provision (except for applicable statutory corporate law) restricting, directly or indirectly, (a) the payment of dividends or distributions by a Subsidiary of the Borrower or the making of advances or other cash payments by any such Subsidiary, in each case to, the Borrower or any of its Subsidiaries, or (b) the ability of the Borrower or any of its Subsidiaries to create, incur, assume or permit to exist any Lien on or with respect to any property or asset of, the Borrower or any of its Subsidiaries. 5.22 Environmental Compliance. Except where the following individually or in the aggregate would not reasonably be expected to result in liability (for clean up or otherwise) in excess of $5,000,000: (a) None of the real property currently or previously owned or leased by the Borrower or any of its Subsidiaries, or their assets has ever been used by previous owners or operators, or has ever been used by the Borrower or any of its Subsidiaries, to treat, produce, store, handle, transfer, process, transport, dispose or otherwise Release any Hazardous Substances in violation of any Environmental Law. (b) There is no condition that exists on the real property owned or occupied by the Borrower or any of its Subsidiaries that requires Remedial Action. (c) Neither the Borrower nor any of its Subsidiaries has been notified of, or has actual knowledge of any notification having been filed with regard to, a Release on or about or into any real property now or previously owned or occupied by the Borrower or any of its Subsidiaries, or their assets. (d) Except as set forth on Schedule 5.22(d), neither the Borrower nor any of its Subsidiaries has received a summons, citation, notice of violation, administrative order, directive, letter or other communication, written or oral, from any Governmental Authority concerning any intentional or unintentional action or omission related to the generation, storage, transportation, handling, transfer, disposal or treatment of Hazardous Substances in violation of any Environmental Law. (e) There are no "friable" (as that term is defined in regulations under the U.S. Clean Air Act) asbestos or asbestos-containing materials which have not been encapsulated in accordance with accepted guidelines promulgated by the U.S. Environmental Protection Agency existing in any real property owned or leased by the Borrower or any of its Subsidiaries.

DMS_US.362473592.16 -95- (f) No equipment containing polychlorinated biphenyls, including electrical transformers, is located on any real property owned or leased by the Borrower or any of its Subsidiaries in levels that exceed those permitted by any and all Governmental Authorities with jurisdiction over such premises and which are not properly labeled in accordance with requisite standards. (g) Each of the tanks on any real property owned or leased by the Borrower or any of its Subsidiaries has been registered and tested to the extent required by, and in accordance with, any applicable Environmental Laws, and there is no evidence of leakage from any such tanks. All tanks that have been removed or abandoned on any real property owned or leased by the Borrower or any of its Subsidiaries have been closed in accordance with applicable standards under Environmental Laws. 5.23 Labor Matters. Each of the Borrower and its Subsidiaries has a stable work force in place and is not, as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees except for standard work councils or similar quasi-union bodies in the Borrower's Foreign Subsidiaries and as set forth on Schedule 5.23. There are no strikes or other labor disputes pending or, to the Borrower's knowledge, threatened against the Borrower or any of its Subsidiaries, in each case that could reasonably be expected, individually or collectively, to cause material disruptions to the business of the Borrower or its Subsidiaries. Hours worked and payments made to the employees of the Borrower and its Subsidiaries have not been in violation of the U.S. Fair Labor Standards Act of 1938 or any other applicable law dealing with such matters, in each case except to the extent that such violations could not reasonably be expected, individually or collectively, to result in material liabilities to the Borrower or its Subsidiaries. The working conditions of employees of the Borrower and its Subsidiaries are in compliance in all material respects with OSHA and any other applicable Law. All payments due from the Borrower and its Subsidiaries, or for which any material claim may be made against any of them on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on their books in accordance with GAAP, as the case may be. The consummation of the transactions contemplated by the Loan Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is bound. 5.24 Brokers. No finder or broker acting on behalf of the Borrower or any of its Subsidiaries has brought about the obtaining, making or closing of the RC Loans, and neither the Borrower nor any of its Subsidiaries, has or will have any obligation to any Person in respect of any finder's or brokerage fees in connection therewith. 5.25 Existing Indebtedness. Schedule 5.25 lists all Indebtedness of the Borrower and its Subsidiaries as of the Closing Date (other than the RC Loans or obligations that individually do not exceed $50,000 in

DMS_US.362473592.16 -96- principal amount). Except as disclosed in Schedule 5.25, as of the Closing Date, neither the Borrower nor any of its Subsidiaries will be in default and no waiver of any such default will be in effect, in the payment of any principal or interest on any such Indebtedness and no event or condition will exist as of the Closing Date with respect to any such Indebtedness that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its regularly scheduled dates of payment. 5.26 Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and directors and to the knowledge of the Borrower its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Borrower being designated as a Sanctioned Person. None of (a) the Borrower, any Subsidiary, any of their respective directors or officers or, to the knowledge of the Borrower or such Subsidiary, employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. 5.27 Supply Agreements. The Borrower and its Subsidiaries have sufficient sources of supply of components and other raw materials to conduct their business consistent with past practice and as currently required. ARTICLE 6 REPORTING REQUIREMENTS AND NOTICES The Borrower covenants that from the date of this Agreement, and for so long as any of the Obligations remain unpaid, any Letters of Credit remain outstanding, the Lenders have an unexpired commitment to lend hereunder or the Issuing Banks have an unexpired commitment to issue Letters of Credit hereunder, they shall comply with each of the reporting and notice requirements set forth in this Article 6. 6.1 Financial Data and Reporting Requirements; Notice of Certain Events. 6.1.1 Delivery of Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the close of each of the first three quarters of each fiscal year of the Borrower, the Borrower shall deliver to the Lenders a management-prepared Consolidated and Consolidating balance sheet, statement of income and changes in retained earnings, and statement of cash flows of the Borrower and its Subsidiaries as at the end of and for (a) the period commencing at the end of the previous fiscal year and ending with the end of such quarter and (b) the period commencing at the end of the previous fiscal quarter and ending with

DMS_US.362473592.16 -97- the end of such currently reported quarter, setting forth in comparative form the corresponding figures for the appropriate periods of the preceding fiscal year and the corresponding figures in the projections previously delivered, certified by the Chief Executive Officer or Chief Financial Officer of the Borrower as (i) having been prepared in accordance with GAAP (with any changes in accounting policies discussed in reasonable detail) and (ii) presenting fairly the financial position and results of operations of the Borrower and its Subsidiaries as at the date and for the period specified (subject to normal recurring year-end audit adjustments), it being understood that footnotes may be omitted. 6.1.2 Delivery of Annual Financial Statements; Accountants' Certification. As soon as practicable and in any event within ninety (90) days after the close of each fiscal year of the Borrower, the Borrower shall deliver to the Lenders: (a) an audited Consolidated (and management-prepared Consolidating) balance sheet, statement of income and changes in retained earnings, and statement of cash flows of the Borrower and its Subsidiaries, as at the end of and for the fiscal year just closed in reasonable detail and certified (without any qualification, modification or exception) by Ernst & Young LLP, Deloitte & Touche LLP, PricewaterhouseCoopers LLP, KPMG LLP or other nationally- recognized independent certified public accountants selected by the Borrower and reasonably acceptable to the Agent; provided that Agent agrees that Brightman Almagor Zohar & Co., a firm in the Deloitte Global Network, is acceptable; and (b) when and if applicable, an attestation report of such independent certified public accountants as to the Borrower's internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 expressing no concern that would result in such firm's inability to issue an audit opinion without limitation, qualification or modification. 6.1.3 Delivery of Officer's Compliance Certificates. As soon as practicable after the close of each quarter of each fiscal year of the Borrower and in any event no later than the date on which financial statements are required to be delivered for each such quarter or year, as provided in Subsections 6.1.1 (Delivery of Quarterly Financial Statements) or 6.1.2 (Delivery of Annual Financial Statements; Accountants' Certification), the Borrower shall deliver to the Lenders an Officer's Compliance Certificate certified by the Chief Executive Officer or Chief Financial Officer of the Borrower (a) demonstrating compliance with the financial covenants set forth in Article 7 (Financial Covenants) and (b) certifying that, as at the date of such certificate, there existed no Event of Default and no Default, or, if any such Event of Default or Default existed, specifying the nature thereof, the period of existence thereof and what action the Borrower proposes to take or has taken with respect thereto. 6.1.4 Annual Budget. Within ninety (90) days after the beginning of each fiscal year of the Borrower, the Agent shall receive a copy of the Borrower's annual budget. 6.1.5 SEC Filings, Etc. Promptly upon receipt or transmission thereof, as applicable, the Borrower shall deliver to the Lenders each of the following: (a) at any time when the Borrower or any of its Subsidiaries is subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, all letters of comment

DMS_US.362473592.16 -98- or material correspondence sent to the Borrower or any of its Subsidiaries by any securities exchange or the Securities and Exchange Commission in relation to the affairs of the Borrower or any of its Subsidiaries, (b) all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Borrower or any of its Subsidiaries with any securities exchange or with the U.S. Securities and Exchange Commission or any governmental authority succeeding to the functions thereof, (c) all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower or any of its Subsidiaries to other lenders to such Persons (if any) and their other respective bondholders or security holders (or any trustee or other representative of any of the foregoing) and any non-routine notices or other non-routine correspondence from such lenders, bondholders or security holders (or trustee or other representative of such Persons), and (d) all press releases and other statements made available by the Borrower or any of its Subsidiaries to the public concerning material developments in their respective businesses; provided, however, that any information or document described in clauses (a) through (d) of this Subsection 6.1.5 that is filed with the SEC via the EDGAR filing system and publicly available on www.sec.gov/edgar (or equivalent web address) shall be deemed to be delivered to the Agent and the Lenders upon the Lenders' receipt of notice (including any notice received via e-mail) from Borrower that such information or document has been filed and is publicly available on www.sec.gov/edgar (or equivalent web address). 6.2 Notice of Defaults. The Borrower shall immediately give written notice to the Lenders (a) of any Default or Event of Default, (b) that any Lender has given notice to the Borrower or taken any other action with respect to a claimed Default or Event of Default under this Agreement, or (c) that any Person has given any notice of or taken any other action with respect to a claimed default or event or condition of the type referred to in Subsection 9.1.3 (Cross Default to Indebtedness), specifying the nature and period of existence of any such Default or Event of Default, or specifying the notice given or action taken by such Lender or Person and the nature of such claimed Default, Event of Default, event or condition, and what action the Borrower has taken, is taking or proposes to take with respect thereto. 6.3 Notice of Disputes and Other Matters. The Borrower shall promptly give written notice to the Agent of the following matters: 6.3.1 Certain Litigation. Any actions, proceedings or claims commenced or asserted against the Borrower or any of its Subsidiaries in which the amount involved is $7,500,000 or more and that is not fully covered by insurance, or which, if not solely a claim for monetary

DMS_US.362473592.16 -99- damages, would reasonably be expected to, if adversely determined, result in a Material Adverse Change. 6.3.2 Conditions Affecting Collateral. Any of the following conditions: (i) movement of any Collateral of a Loan Party to a location not identified in the Perfection Certificate outside of the ordinary course of business; (ii) acquisition of property by the Borrower or any Subsidiary Guarantor not subject to a valid and perfected first priority Lien pursuant to the Loan Documents (subject to Permitted Liens and Permitted Perfection Limitations); (iii) any change of name, type of business entity or jurisdiction of registration or any change of address of the chief executive office of the Borrower or any Subsidiary Guarantor; or (iv) any other circumstance that would reasonably be expected to have an adverse effect on the attachment, perfection or enforcement of the Agent's security interest in the Collateral of the Loan Parties. 6.3.3 Material Adverse Change. Any Material Adverse Change or the existence of any facts or circumstances or the occurrence or failure to occur of any event which would reasonably be expected to result in a Material Adverse Change. 6.3.4 Representations and Warranties. Any changes in facts or circumstances on which the representations and warranties set forth in this Agreement are made that makes such representations and warranties false or misleading in any material respect. 6.3.5 Intellectual Property. Without limiting any other notice obligation of the Borrower with respect to any Collateral, any of the following conditions: (i) any changes in and to the ownership of, or rights to use, any material Intellectual Property owned or licensed by the Borrower or any Subsidiary Guarantor; (ii) any material change in the status of any trademark, service mark, trade dress, domain names, or copyright application or registration, or any patent application or letters patent (provided, that any Loan Party may abandon or allow to lapse any immaterial Intellectual Property in its business judgment without notice to Agent) that constitutes Collateral; (iii) the receipt of any knowledge regarding any infringement or misappropriation of any material Intellectual Property owned or licensed by the Borrower or any Subsidiary Guarantor by any Person; (iv) the receipt of any written claim, demand or threat, or the institution of any proceeding, relating to any material Intellectual Property owned or licensed by the Borrower or any Subsidiary Guarantor; or (v) any other material adverse change affecting or relating in any way to any Intellectual Property owned or licensed by the Borrower or any Subsidiary Guarantor. 6.3.6 Notice of Claims Under Certain Documents. A claim made or a written notice of an alleged breach or default by any party to any of the following documents: (a) the License Agreements and (b) the Tax Matters Agreement. 6.3.7 Beneficial Ownership Certification. The Borrower shall promptly notify the Agent as to any change to any of the Beneficial Ownership Certification previously delivered. 6.4 ERISA Notices. The Borrower shall deliver to the Agent: (a) promptly, and in any event within ten (10) Business Days, after the receipt thereof, copies of all reports and notices which the Borrower, any of its Subsidiaries or any

DMS_US.362473592.16 -100- ERISA Affiliate receives from the PBGC, the IRS or the DOL that relate to any Plan (other than routine reports and notices and those that are not alleging or reasonably expected to result in any material tax, penalty or other liability), and at the request of Lender, copies of all annual reports for Employee Pension Plans filed with the DOL or the IRS, and (b) as soon as possible and in any event within ten (10) Business Days after Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that (i) any Reportable Event has occurred or is reasonably expected to occur with respect to any Employee Pension Plan, (ii) there has been an unpaid "minimum required contribution" as defined in Section 430 of the Code and Section 303 of ERISA or an application has been made to the Secretary of the Treasury for a waiver or modification of the Minimum Funding Standard or an extension of any amortization period under Section 412 of the Code with respect to an Employee Pension Plan, (iii) proceedings have been instituted or are reasonably expected to be instituted under Title IV of ERISA to terminate any Employee Pension Plan, (iv) any Employee Pension Plan is or is reasonably expected to be in at-risk status under Section 430 of the Code, (v) any Withdrawal Liability from a Multiemployer Plan has been or will be incurred by Borrower, any of its Subsidiaries or any ERISA Affiliate, (vi) any Multiemployer Plan is or is reasonably expected to be in endangered or critical status as defined in Section 432 of the Code and Section 305 of ERISA, terminated, partitioned or declared insolvent, (vii) an action has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan, (viii) any event, transaction or condition has occurred or will occur that could reasonably be expected to result in the imposition of a lien under Part 3 of Subtitle B of Title I of ERISA or Title IV of ERISA, (ix) any Prohibited Transaction or other transaction, event or condition has occurred or will occur with respect to a Plan that could reasonably be expected to result in the Borrower, any of its Subsidiaries or any ERISA Affiliate incurring a material liability or becoming subject to a material penalty or excise tax, or (x) the PBGC has contacted the Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to the PBGC's Early Warning Program , a certificate of the Chief Executive Officer or Chief Financial Officer of the Borrower setting forth the details as to such event, transaction or condition and the action the Borrower has taken, is taking or proposes to take with respect thereto and with respect to (i) and (ii) above, with copies of any notices and applications. 6.5 Miscellaneous. With reasonable promptness, the Borrower shall deliver such other information respecting the business, operations and financial condition of itself and its Subsidiaries as the Agent or any Lender may from time to time reasonably request. 6.6 Authorization of Third Parties to Deliver Information. Any opinion, report or other information delivered to the Agent, any Issuing Bank or any Lender pursuant to the Loan Documents is hereby deemed to have been authorized and directed by the Borrower to be delivered for the benefit, and reliance thereupon, of such recipient.

DMS_US.362473592.16 -101- ARTICLE 7 FINANCIAL COVENANTS The Borrower covenants that from the date of this Agreement and for so long as any of the Obligations remain unpaid, any Letters of Credit remain outstanding, the Lenders have an unexpired commitment to lend hereunder or the Issuing Bank has an unexpired commitment to issue Letters of Credit hereunder, it shall comply with each of the financial covenants set forth in this Article 7. 7.1 Leverage Ratio. The Borrower and its Subsidiaries on a Consolidated basis shall maintain, as at the end of each fiscal quarter of the Borrower, a Leverage Ratio of no more than 3.00 to 1.00, provided, however, as at the end of the fiscal quarter in which a Material Acquisition is consummated and as at the end of the immediately following three fiscal quarters the Leverage Ratio of the Borrower shall be no more than 3.50 to 1.00; provided, further, that the Borrower shall not be permitted to rely on the foregoing proviso (i) more than twice during the term of this Agreement or (ii) in any two consecutive four-fiscal-quarter periods. 7.2 Interest Coverage Ratio. The Borrower and its Subsidiaries on a Consolidated basis shall maintain, as at the end of each fiscal quarter of the Borrower, an Interest Coverage Ratio of not less than 3.00 to 1.00. 7.3 Additional Provisions Respecting Calculation of Financial Covenants. Except as otherwise provided in this Agreement, the following provisions shall apply. 7.3.1 For purposes of the calculation of financial covenants set forth in this Article 7, the Agent may rely upon the figures set forth in the Consolidated financial statements of the Borrower most recently delivered pursuant to this Agreement even where this Agreement may refer to a period ended on, or most recently prior to, a specified date of determination. 7.3.2 Calculations of EBITDA made pursuant to this Article 7 shall give effect, on a pro forma basis, to all Acquisitions and dispositions made during the quarter or year to which the required compliance relates, as if such Acquisition or disposition had been consummated on the first day of the applicable period; provided, that items of revenue and expense shall be based on actual amounts and not adjusted to give effect to potential savings and similar adjustments. Calculation of EBITDA in connection with Acquisitions and dispositions shall be based on the results of operations and financial position of the Borrower and its Subsidiaries set forth on the most recently delivered financial statements, adjusted, in the case of an Acquisition, to give effect to any additional Indebtedness incurred in connection therewith and to include the results of operations and, to the extent relevant, financial position of the target during the applicable period, and in the case of a disposition, to give effect to any repayment of Indebtedness in connection therewith and to exclude the results of operations and, to the extent relevant, financial position for the applicable period of the assets so disposed of.

DMS_US.362473592.16 -102- 7.3.3 (a) Notwithstanding the definition of "GAAP" in Section 1.1 (Defined Terms), or any provision to the contrary in this Agreement, the financial covenants set forth in this Article 7 shall be calculated for all purposes (including for purposes of determining the Applicable Margin) in accordance with generally accepted accounting principles on March 20, 2020 ("Closing Date GAAP") subject to the following provisions of this Subsection 7.3.3. (b) If, after the date of this Agreement, there are any changes to GAAP that would affect the calculation of the financial covenants, and if the Borrower so requests, the Agent (or in the alternative, the Requisite Lenders) may: (i) approve the request of the Borrower to change the basis for calculating the financial covenants from Closing Date GAAP to Closing Date GAAP as modified to incorporate the change or changes in GAAP requested by the Borrower, after which time, Closing Date GAAP shall be deemed to be Closing Date GAAP as so adjusted ("Adjusted GAAP"); and (ii) in connection with any such change to Adjusted GAAP, if the Agent deems it to be appropriate, it may adjust one or more of the financial covenants set forth in this Article 7 (and, without limiting the generality of the foregoing, the set points for determining Applicable Margin, Unused Commitment Fee or any other amount derived from the ratios referred to in the financial covenants) or the method of calculating such financial covenants for all purposes (including for purposes of determining Applicable Margin) in such manner as is necessary or desirable to carry out the initial intent of the parties with respect to such covenants (and pricing, as applicable) as originally drafted. (c) At any time that GAAP changes, the Borrower may initiate a request pursuant to the preceding paragraph (b), it being understood that the right to make such a request is not a one-time right. If Closing Date GAAP has already been adjusted to be Adjusted GAAP at the time of any such request and if the Agent (or Requisite Lenders) agrees to such further adjustments, then Adjusted GAAP shall thereafter be deemed to incorporate such further adjustments. 7.3.4 At any time that Closing Date GAAP (or Adjusted GAAP, as applicable) is not the same as GAAP, the Borrower shall deliver, together with the Officer's Compliance Certificate pursuant to Subsection 6.1.3 (Delivery of Officer's Compliance Certificates), a reconciliation of each of the component figures used in determining compliance with the financial covenants (based on Closing Date GAAP or Adjusted GAAP, as applicable) and the corresponding amounts shown on the financial statements delivered pursuant to Section 6.1 (Financial Data and Reporting Requirements; Notice of Certain Events) (based on GAAP). If so requested by the Agent, the Borrower shall also provide a confirmation of such reconciliation by the Borrower's independent certified public accountants.

DMS_US.362473592.16 -103- ARTICLE 8 BUSINESS COVENANTS The Borrower covenants that from the date of this Agreement, and for so long as any of the Obligations remain unpaid, any Letters of Credit remain outstanding, the Lenders have an unexpired Commitment to lend hereunder or the Issuing Bank has an unexpired commitment to issue Letters of Credit hereunder, it shall comply with each of the covenants set forth in this Article 8. 8.1 Indebtedness. 8.1.1 In General. The Borrower shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, permit to exist or otherwise become or remain directly or indirectly liable with respect to any Indebtedness other than each of the following: (a) obligations outstanding on the Closing Date listed on Schedule 8.1.1 and any refinancings, refundings, renewals or extensions thereof (without shortening the maturity thereof or increasing the principal amount thereof); (b) obligations under Interest Rate Protection Agreements permitted under clause (d) of Section 8.3 (Investments, Loans, Acquisitions, Etc.); (c) obligations under the Loan Documents and Letters of Credit; (d) obligations in an aggregate principal amount not to exceed $10,000,000 in respect of Capital Lease Obligations; (e) obligations owing to the Borrower or to a Subsidiary Guarantor from the Borrower or a Subsidiary Guarantor; (f) reserved; (g) reserved; (h) reserved; (i) reserved; (j) Indebtedness in the form of Investments made in compliance with clauses (h) and (r) of Section 8.3 (Investments, Loans, Acquisitions, Etc.); (k) Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors to Subsidiaries of the Borrower that are not Subsidiary Guarantors; (l) Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors under local same day overdraft protection facilities;

DMS_US.362473592.16 -104- (m) Indebtedness for borrowed money of the Loan Parties owing to Subsidiaries of the Borrower that are not Loan Parties so long as such Indebtedness is evidenced by one or more promissory notes, copies of which shall have been or will be delivered to the Agent, in substantially the form as attached hereto as Exhibit G; provided that in each case, the obligations under such notes shall be subordinated to the Obligations under terms reasonably acceptable to the Agent which shall prohibit such Loan Parties from making (i) cash interest payments on such notes if a Default or Event of Default has occurred and is continuing or would be caused by such payment and (ii) principal payments under such notes if (1) a Default or Event of Default has occurred and is continuing or would be caused by such payment, (2) the Leverage Ratio of the Borrower and its Subsidiaries on a Consolidated basis exceeds 1.50 to 1.00 or (3) Liquidity is less than $25,000,000; (n) Indebtedness owed on a short-term basis to banks and other financial institutions in the ordinary course of business with such banks or financial institutions that arises in connection with ordinary banking arrangements, including cash management, cash pooling arrangements and related activities to manage cash balances of the Borrower and its Subsidiaries including treasury, depository, overdraft, credit, purchasing or debit card, electronic funds transfer and other cash management arrangements and Indebtedness in respect of credit card programs, automatic clearinghouse arrangements and similar arrangements; (o) other Indebtedness not exceeding $10,000,000 in the aggregate principal amount at any time; (p) obligations under Lender Bilateral Lines not exceeding $10,000,000 in aggregate principal amount at any one time; and (q) earn-out obligations constituting Indebtedness, which obligations are being disputed in good faith. 8.1.2 Limitation on Incurrence. In addition to the limitations on the incurrence or existence of Indebtedness referred to above, no Indebtedness may be incurred by the Borrower or any of its Subsidiaries unless immediately before and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing. 8.2 Liens; and Licenses. 8.2.1 In General. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or assets of the Borrower or any Subsidiary of the Borrower, except each of the following (the items referred to in clauses (a) through (l) are, collectively, the "Permitted Liens"): (a) Liens created in favor of the Agent for the benefit of the Secured Parties pursuant to the Loan Documents; (b) Liens, if any, in favor of an Issuing Bank to cash collateralize or otherwise secure the obligations of a Defaulting Lender to fund risk participations under this Agreement.

DMS_US.362473592.16 -105- (c) Liens for Taxes, assessments or other governmental charges the payment of which is not yet due or the payment of which is not at the time required by Section 8.10 (Payment of Taxes and Claims); (d) statutory Liens of landlords or mortgagees of landlords and deposits to secure the performance of leases in the ordinary course of business, and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 8.10 (Payment of Taxes and Claims); (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances on real property, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Borrower or any of its Subsidiaries; (f) Capital Leases incurred in compliance with paragraph (d) of Subsection 8.1.1 (Indebtedness – In General); provided that no such security interest shall extend to or cover any property other than the leased property; (g) Liens (i) of a collection bank arising under 4-208 of the New York Uniform Commercial Code or 4-210 of the Uniform Commercial Code as in effect in any other jurisdiction, or any comparable or successor provision, on items in the course of collection; (ii) attaching to pooling, commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business; and (iii) in favor of banking or other financial institutions or entities, or electronic payment service providers, arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking or finance industry; (h) Liens set forth on Schedule 8.2 and extensions or replacements thereof; (i) pledges or deposits in connection with workers' compensation, unemployment insurance and other social welfare legislation; (j) usual and customary deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business of the Borrower and its Subsidiaries; (k) Liens on equipment and real estate of Persons that become Subsidiaries of the Borrower after the date of this Agreement; provided that such Liens existed at the time the respective companies became a Subsidiary of the Borrower and were not created in anticipation thereof, and provided further that any such Lien does not cover any property or assets after the time such company becomes a Subsidiary which were not covered immediately prior thereto; and (l) Liens on assets of Foreign Subsidiaries (other than any Foreign Subsidiaries that become Borrowers or Subsidiary Guarantors hereunder after the date hereof)

DMS_US.362473592.16 -106- created to secure Indebtedness permitted under Subsection 8.1.1 (Indebtedness – In General), provided that such Liens do not attach to any assets located in the United States of America. 8.2.2 Negative Pledge. The Loan Parties shall not agree with any Person to restrict or place limitations (or permit such restrictions or limitations to exist) on the right of the Loan Parties to create, incur, assume or permit to exist any Lien on or with respect to any property or asset of the Loan Parties, except for reasonable and customary limitations imposed in documents creating Liens permitted pursuant to Subsection 8.2.1 (Liens; and Licenses – In General). 8.2.3 Licenses. The Borrower shall not, and shall not permit any of its Subsidiaries to, license or sublicense any of its Intellectual Property or general intangibles except for licenses entered into the ordinary course of Borrower's and Subsidiaries' Permitted Business. 8.2.4 License Agreements. The Borrower shall not, and shall not permit any of its Subsidiaries to, amend, restate or modify the License Agreements in a manner that is materially adverse to the interests of the Lenders. 8.3 Investments, Loans, Acquisitions, Etc. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or permit to exist any Investment or make any Acquisition, except that the Borrower and its Subsidiaries may permit to exist and, so long as no Default or Event of Default then exists or would be caused thereby, the Borrower and its Subsidiaries may make, any of the following Investments: (a) Investments by the Borrower or Subsidiary Guarantors in the Borrower or the Subsidiary Guarantors or the creation by the Borrower or Subsidiary Guarantors of new direct or indirect wholly-owned Subsidiaries that become Subsidiary Guarantors in accordance with the provisions of Section 8.27 (Certain Obligations Respecting Subsidiaries); (b) reserved; (c) (i) Investments by a Subsidiary of the Borrower that is not a Subsidiary Guarantor in other Subsidiaries of the Borrower that are not Loan Parties and (ii) Acquisitions by Subsidiaries of the Borrower that are not Subsidiary Guarantors from Subsidiaries of the Borrower that are not Subsidiary Guarantors; (d) Investments under Interest Rate Protection Agreements or other Swap Agreements entered into in the ordinary course of business for the purpose of minimizing risk and not for speculative purposes; (e) Investments in marketable, direct obligations of the federal government of the United States of America, its agencies and instrumentalities maturing within 365 days of the date of purchase; (f) Investments in commercial paper issued by corporations, each of which shall have a net worth of at least $100 million and each of which conducts a substantial part of its business in the United States of America, maturing within 270 days from the date of the

DMS_US.362473592.16 -107- original issue thereof, and which at the time of acquisition has the highest rating by Moody's Investors Service, Inc. or Standard and Poor's Corporation; (g) Investments in bankers' acceptances, and certificates of deposit maturing within 365 days of the date of purchase that are issued by, or time deposits maintained with, a commercial bank organized under the laws of the United States of America or any state thereof or any country that is a member of the Organization of Economic Cooperation and Development or a political subdivision of any such country, having capital, surplus and undivided profits totaling more than $100 million and that have the highest rating by Moody's Investors Service, Inc. or Standard and Poor's Corporation; (h) Investments in the form of loans and advances by the Borrower or a Subsidiary Guarantor in Subsidiaries of the Borrower that are not Loan Parties; provided that (i) no Default or Event of Default has occurred and is continuing or would be caused thereby, (ii) any such loan or advance in excess of $1,000,000 is evidenced by a promissory note (which may be in the form of Exhibit G) that is promptly pledged to the Agent, and (iii) if any such loan or advance would result in there being more than $25,000,000 of intercompany loans by Loan Parties to Subsidiaries of the Borrower that are not Loan Parties outstanding (whether as a result of loans or advances made pursuant to this clause (h) or pursuant to clause (r) below or otherwise) and if at the time of the proposed loan or advance Pro Forma Leverage of the Borrower and its Subsidiaries on a Consolidated basis would exceed 1.50 to 1.00, then at or prior to the time of the making of such loan or advance (or, with the prior consent of the Agent, promptly thereafter or such period as the Agent may agree to in its sole discretion not to exceed ninety (90) days), the Borrower shall cause one or more of its Subsidiaries that are not Loan Parties, which one or more such Subsidiary or Subsidiaries has received an advance or loan from a Loan Party or is the intended recipient of a loan or advance pursuant to this clause (iii), to become a Subsidiary Guarantor hereunder pursuant to the terms of Subsection 8.27.2 (Certain Obligations Respecting Subsidiaries) below, such that after giving effect to the guarantees, the aggregate outstanding amount of intercompany loans by Loan Parties to Subsidiaries of the Borrower that are not Loan Parties does not exceed $25,000,000; (i) Permitted Acquisitions (including, for the avoidance of doubt, Material Acquisitions); (j) Other Investments up to $10,000,000; (k) Investments in "money market funds" within the meaning of Rule 2a-7 of the U.S. Investment Company Act of 1940, as amended;

DMS_US.362473592.16 -108- (l) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments of a type analogous to the foregoing clauses (e)through (g) and (l); (m) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case, in the ordinary course of business; (n) Investments in connection with any Banking Services Obligations; (o) trade credit extended on usual and customary terms in the ordinary course of business; (p) loans to shareholders, directors or officers in an aggregate amount for all such loans not to exceed $750,000 at any one time outstanding; (q) advances to employees to meet expenses incurred by such employees in the ordinary course of business in an aggregate amount or all such advances not to exceed $750,000 at any one time outstanding; and (r) Investments in Foreign Subsidiaries on the Closing Date and Investments in the form of obligations for borrowed money permitted under clause (m) of Subsection 8.1.1 (Indebtedness – In General). 8.4 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum or property for any Restricted Payment, except for: (i) Restricted Payments declared and paid by direct or indirect wholly-owned Subsidiaries of the Borrower to the Borrower and other direct or indirect wholly-owned Subsidiaries of the Borrower; (ii) payments in respect of Subordinated Indebtedness permitted under clause (m) of Subsection 8.1.1 (Indebtedness – In General) so long as (1) no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, (2) the Borrower would be in pro forma compliance with the financial covenants herein after giving effect to such payments and (3) so long as the other conditions to payment set forth in the applicable subordination provisions are satisfied; and (iii) so long as no Default or Event of Default shall then have occurred and be continuing (x) if at the time and after giving effect to the proposed Restricted Payment the Pro Forma Leverage is greater than 1.50 to 1.00, other dividends, distributions, share redemptions, share retirements and/or share purchases respecting Capital Stock of the Borrower in an aggregate amount (for all Restricted Payments made pursuant to this clause (x) at any time) not to exceed $5,000,000; and (y) if, at the time and after giving effect to the proposed Restricted Payment the Pro Forma Leverage is no more than 1.50 to 1.00, other dividends, distributions, share

DMS_US.362473592.16 -109- redemptions, share retirements and/or share purchases respecting Capital Stock of the Borrower; provided, further, that no Subsidiary Guarantor may make a Restricted Payment to a Subsidiary of the Borrower that is not a Subsidiary Guarantor may make a Restricted Payment to a Subsidiary of the Borrower that is not a Subsidiary Guarantor or the Borrower; and provided, further, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum or property for any Restricted Payment pursuant to clause (iii) of this Section 8.4 at any time that the Interest Coverage Ratio is (or as of the date of the most recently delivered Officer's Compliance Certificate, was) less than or equal to 3.00 to 1.00. 8.5 Sale-Leasebacks. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell or otherwise transfer, in one or more related transactions, any property owned by a Loan Party or located in the United States (whether real, personal or mixed) and thereafter rent or lease such transferred property or substantially identical property. 8.6 Transactions with Affiliates. Other than as set forth on Schedule 8.6, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, engage in any transaction with any Affiliate on terms that are less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from unaffiliated third parties; provided that the foregoing restrictions shall not apply to (a) transactions exclusively among the Borrower and the Subsidiary Guarantors, (b) transactions exclusively among Subsidiaries of the Borrower that are not Subsidiary Guarantors, (c) Restricted Payments, to the extent permitted under Section 8.4 (Restricted Payments), and (d) usual and customary indemnification obligations in the Organizational Documents of the Borrower and its Subsidiaries for acts and omissions of their officers and directors. 8.7 Mergers and Dispositions. 8.7.1 Consolidations and Mergers. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly: (a) consolidate with or merge into any other Person (other than solely for the purpose of redomestication within a state of the United States so long as such entity complies with any and all applicable notice requirements in connection with such redomestication under the Loan Documents and takes such action as may be necessary to ensure that its equity and assets are subject to a first-priority Lien in favor of the Agent, subject to Permitted Liens and Permitted Perfection Limitations), except that a Subsidiary of the Borrower may consolidate with or merge into the Borrower or a wholly-owned Subsidiary of the Borrower; provided, that (i) if a Subsidiary of the Borrower that is not a Subsidiary Guarantor merges or consolidates with a Subsidiary Guarantor, the Subsidiary Guarantor shall be the surviving Person and (ii) if any Subsidiary of the Borrower merges or consolidates with the Borrower, the Borrower shall be the surviving Person; (b) permit any Person that is not a Subsidiary of the Borrower to consolidate with or merge into it except in connection with a Permitted Acquisition; or

DMS_US.362473592.16 -110- (c) enter into any winding-up, liquidation, dissolution, division or similar transaction except that a Subsidiary of the Borrower may be dissolved following the transfer of all of its assets to the Borrower or one or more wholly-owned Subsidiaries (a "Transferee"), subject to the conditions that (i) both before and after the transfer and subsequent dissolution, no Default or Event of Default shall have occurred and be continuing, and (ii) if the Subsidiary that is winding-up, liquidating, dissolving dividing or engaging in a similar transaction is a Subsidiary Guarantor, then all of the equity of the Transferee shall have been pledged to the Agent pursuant to the Pledge Agreements and all of the material assets of the Transferee shall have been pledged as security pursuant to the applicable Security Agreement, and (iii) the Transferee (unless it is the Borrower) if it has received assets from a Subsidiary Guarantor shall be party to one or more Subsidiary Suretyships. 8.7.2 Sales and Other Dispositions. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell, lease, abandon or otherwise transfer or dispose of any of its assets or property of any nature except: (a) sales of inventory in the ordinary course of its business; (b) transfers of assets by the Borrower or a Subsidiary of the Borrower to the Borrower or a wholly-owned Subsidiary of the Borrower, so long as, with respect to transfers by the Borrower or a Subsidiary Guarantor, such assets remain subject to a valid, perfected first priority Lien in favor of the Agent, subject only to Permitted Liens and Permitted Perfection Limitations; (c) transfers of equipment that is obsolete or no longer used or useful in the business of the Borrower or any of its Subsidiaries and having an aggregate sales price not exceeding $5,000,000 for all such sales after the Closing Date; and (d) abandonment or lapse of Intellectual Property in the ordinary course of business using its reasonable business judgment. 8.8 Existence. The Borrower shall at all times preserve and keep in full force and effect (a) its organizational existence and (b) subject to the provisions of Subsection 8.7.1 (Consolidations and Mergers), the corporate, partnership, limited liability company, or other existence of each of its Subsidiaries, and the good standing of such Persons in all states in which they are formed or required to qualify to do business, except, as to qualification only, where the failure to keep in full force and effect any such good standing would not reasonably be expected to result in a Material Adverse Change. 8.9 Compliance with Law. The Borrower shall, and shall cause each of each of its Subsidiaries to, comply in all material respects with all Laws, and obtain or maintain all permits, franchises and other governmental authorizations and approvals necessary for the ownership, acquisition and disposition of their respective properties and the conduct of their respective businesses. The Borrower shall take all reasonable steps necessary to keep all licenses necessary or desirable (in

DMS_US.362473592.16 -111- the reasonable judgment of the Borrower) for the operations of its and its Subsidiaries' businesses as conducted on, or contemplated to be conducted on, the Closing Date in full force and effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. 8.10 Payment of Taxes and Claims. The Borrower shall, and shall cause each of its Subsidiaries to, pay all federal and other material Taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by Law have or might become a Lien upon any of its properties or assets; provided that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and, if the filing of a bond or other indemnity is necessary to avoid the creation of a Lien against any of the assets of the Borrower or any of its Subsidiaries, such bond shall have been filed or indemnity provided. 8.11 Tax Consolidation. Except as set forth on Schedule 8.11, the Borrower will not file or consent to or permit the filing of any consolidated income Tax return on behalf of it or any of its Subsidiaries with any Person (other than a consolidated return of the Borrower and its Subsidiaries). The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement with any Person which would cause the Borrower or any of its Subsidiaries to collectively bear more than the amount of Taxes to which it would have been subject had it separately filed (or filed as part of a consolidated return among the Borrower and its Subsidiaries). 8.12 Compliance with ERISA. (a) The Borrower shall not, and shall not permit any of its Subsidiaries or any of its ERISA Affiliates to, take, or fail to take, any of the following actions or permit any of the following events to occur if such action or event individually or together with all other actions or events would subject the Borrower, any of its Subsidiaries or any of its ERISA Affiliates to any material tax, penalty, or other liabilities: (i) engage in or knowingly consent to any "party in interest" or any "disqualified person," as such terms are defined in Section 3(14) of ERISA and Section 4975(e)(2) of the Code respectively, engaging in any Prohibited Transaction in connection with which the Borrower, any of its Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code; (ii) terminate any Employee Pension Plan in a manner, or take any other action, which could result in any liability of the Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC;

DMS_US.362473592.16 -112- (iii) fail to make full payment when due of all amounts which, under the provisions of any Plan or any Multiemployer Plan, the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto, or cause there to be an unpaid "minimum required contribution" as defined in Section 430 of the Code and Section 303 of ERISA, whether or not there has been a waiver of any funding deficiency within the meaning of Section 412 of the Code or Section 303 of ERISA, with respect to any Employee Pension Plan or fail to pay PBGC premiums when due; (iv) permit the current value of all vested accrued benefits under all Employee Pension Plans which are subject to Title IV of ERISA to exceed the current value of the assets of such plans allocable to such vested accrued benefits, except as may be permitted under actuarial funding standards adopted in accordance with Section 430 of the Code; (v) withdraw from any Multiemployer Plan, if such withdrawal would result in the imposition of Withdrawal Liability; (vi) fail to comply in all material respects with the requirements of COBRA regarding continued health coverage, of the Health Insurance Portability and Accountability Act of 1996, as amended, and of Section 1862(b) of the Social Security Act, with respect to any Plans subject to the requirements thereof; or (vii) fail to comply, in either form or operation, in all other material respects with the provisions of ERISA and the Code with respect to any Plan. (b) The Borrower shall comply with the ERISA reporting requirements set forth in Section 6.4 (ERISA Notices). As used in this Section 8.12, the term "accrued benefit" has the meaning specified in Section 3(23) of ERISA and the term "current value" has the meaning specified in Section 4001(a)(18)(B) of ERISA. 8.13 Insurance. 8.13.1 Liability, Property Damage, Etc. The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance against loss or damage and liability of the kinds customarily insured against by Persons of established reputation engaged in the same or similar businesses and similarly situated and in such amounts as are customarily carried under similar circumstances by other such Persons and otherwise as is prudent for Persons engaged in such business. All such insurance covering the assets of the Borrower or a Subsidiary Guarantor shall name the Agent as lender loss payee and additional insured, as applicable and shall provide for at least thirty (30) days' advance notice to the Agent prior to any non-renewal, cancellation, change in risks (in any material respect) or material amendment of any such Insurance. In addition, the Borrower shall, and shall cause each of its Subsidiaries to, maintain such other insurance as may be required by the applicable Security Agreement and the other Loan Documents. Annually (and from time to time upon request of the Agent), the Borrower shall promptly furnish to the Agent evidence, in form and substance satisfactory to the Agent, of the maintenance of all insurance, indemnities or bonds required by this Subsection 8.13.1.

DMS_US.362473592.16 -113- 8.13.2 PBGC. The Borrower shall maintain or cause to be maintained all insurance available through the PBGC and/or insurers acceptable to the Agent against its obligations and the obligations of its Subsidiaries to the PBGC. 8.14 Maintenance of Properties. The Borrower shall, and shall cause each of its Subsidiaries to: (a) maintain its properties in good repair, working order and condition, ordinary wear and tear excepted; and (b) make all appropriate and proper repairs, renewals, replacements, additions and improvements thereto, ordinary wear and tear excepted; and (c) keep all systems and equipment that may now or in the future be subject to compliance with any material standards or rules imposed by any Governmental Authority in compliance in all material respects with such standards or rules. The Borrower shall, and shall cause each of its Subsidiaries to, maintain its franchises, licenses, permits, patent applications, patents, trademarks, service marks, trade dress, domain names, trade names, trade secrets, copyrights and other general intangibles and Intellectual Property owned or licensed by any of them, including the payment of all necessary maintenance fees and the filing of all statutory declarations (provided, that the Borrower or any Subsidiary thereof may abandon or allow to lapse any Intellectual Property in its reasonable business judgment). 8.15 Maintenance of Records; Fiscal Year. The Borrower shall, and shall cause each of its Subsidiaries to, keep at all times books of record and account in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and affairs. The Borrower shall, and shall cause each of its Subsidiaries to, keep its books of account and financial statements in accordance with GAAP and to report on the basis of a fiscal year ending December 31. 8.16 Inspection. Upon reasonable notice (and for this purpose no more than five (5) Business Days' notice shall be required under any circumstances) if no Event of Default or Default shall exist, or at any time with notice after the occurrence of an Event of Default or Default, the Borrower shall, and shall cause each of its Subsidiaries to, allow any representative of the Agent, any Issuing Bank or any Lender to visit and inspect any of the properties of the Borrower and any of its Subsidiaries, to examine the books of account and other records and files of the Borrower and any of its Subsidiaries (including the financial statements (audited and unaudited, to the extent prepared) of each Subsidiary of the Borrower and information with respect to each business operated by such Borrower and any of its Subsidiaries), to make copies thereof and to discuss the affairs, business, finances and accounts of the Borrower and its Subsidiaries with their personnel and accountants; provided that the Borrower shall bear the costs of no more than one (1) such inspection per year if no Default or Event of Default has occurred and is continuing. 8.17 Exchange of Notes. Upon receipt of a written notice of loss, theft, destruction or mutilation of any or all of the Notes and of a letter of indemnity from the affected Lender or its successors or assigns, and upon surrendering for cancellation such Notes if mutilated (in which event no indemnity shall

DMS_US.362473592.16 -114- be required), the Borrower shall execute and deliver a new Note or Notes of like tenor in lieu of such lost, stolen, destroyed or mutilated Notes, as the case may be. 8.18 Voting. The Borrower shall, and shall cause each of its Subsidiaries to, exercise any and all voting or similar rights that they hold in any Person in a manner consistent with adherence to the provisions of this Agreement and the other Loan Documents. 8.19 Type of Business. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly enter into any business that is not a Permitted Business. 8.20 Issuance of Equity. The Borrower shall not, and shall not permit any of its Subsidiaries to, issue any Capital Stock that provides for either required cash payments on or mandatory redemption of such Capital Stock. 8.21 Change in Documents. The Borrower shall not, and shall not permit any of its Subsidiaries to, amend or otherwise modify their respective Organizational Documents, except in a manner that would not reasonably be expected to have an adverse effect on a Loan Party or the rights of the Agent and Lenders under the Loan Documents. 8.22 Payment of Subordinated Indebtedness. The Borrower will not, and Borrower will not permit any of its Subsidiaries to, make any voluntary payment or prepayment, whether in respect of principal, interest, fees, expenses or otherwise, or any redemption, retirement, purchase or other acquisition, direct or indirect, in respect of any Subordinated Indebtedness except that so long as no Default or Event of Default has occurred and is continuing, the Borrower or applicable Subsidiary may make such payments on Subordinated Indebtedness permitted under Section 8.1 (Indebtedness) in accordance with its terms when due, but only to the extent in compliance with the subordination provisions applicable thereto. 8.23 Compliance with Federal Reserve Regulations; Use of Proceeds. 8.23.1 No proceeds of the RC Loans nor Letters of Credit shall be used, in whole or in part, by the Borrower, any of its Subsidiaries or other Person, directly or indirectly, to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any "margin security" or "margin stock," or to extend credit to others for the purpose of purchasing or carrying any "margin security" or "margin stock." The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, take or permit to be taken any action which would result in the RC Loans, the Letters of Credit or the carrying out of any of the other transactions contemplated by this Agreement being violative of Regulation T, Regulation U or Regulation X

DMS_US.362473592.16 -115- or any other regulation of the Board of Governors of the Federal Reserve System. If requested by the Agent, the Borrower shall complete and sign Part I of a copy of the Federal Reserve Form U- 1 referred to in Regulation U and deliver such copy to each Lender. 8.23.2 The Borrower will not request any borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 8.24 Limitations on Certain Restrictive Provisions. Except as set forth in this Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, (a) permit or place any restriction, directly or indirectly, on (i) the payment of dividends or distributions by any of such Subsidiaries, (ii) the making of advances or other cash payments by any of such Subsidiaries, or (iii) the transfer by any of such Subsidiaries of any of its properties or assets, in each case, to the Borrower or its Subsidiaries, or (b) agree with any Person that the Borrower and/or any of its Subsidiaries (i) shall not allow Liens to be created on its assets, or (ii) shall not amend the Loan Documents, except any such agreement or restrictions set forth in the Loan Documents. 8.25 Environmental Matters. The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) cause a Release of any Hazardous Substance in violation of any Environmental Law or so as to create a risk of harm to public or occupant health or safety or to the environment, or (b) permit to exist any Release of any Hazardous Substance on any real property owned or leased by the Borrower or any of its Subsidiaries in violation of any Environmental Law or so as to create a risk of harm to public or occupant health or safety or to the environment, or (c) take any other action (or fail to take any action) in violation of any Environmental Law or take any action (or fail to take any action) so as to create a material risk of harm to public or occupant health or safety or to the environment. 8.26 Corporate Separateness. The Borrower shall, and shall cause each of its Subsidiaries that are Loan Parties to, conduct its business and operations separate from that of each Affiliate that is not a Loan Party. Without limiting the generality of the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries, to commingle funds with any Person that is not a Loan Party.

DMS_US.362473592.16 -116- 8.27 Certain Obligations Respecting Subsidiaries. 8.27.1 The Borrower will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Domestic Subsidiaries (that are not CFC Holdcos or Disregarded Domestic Subsidiaries) are guarantors of the Secured Obligations and that all material assets (excluding real estate but including equity interests owned by a Loan Party) of the Borrower and Subsidiary Guarantors (except, with respect to voting equity, within the meaning of Treasury Regulations Section 1.956-2(c)(2), of a CFC, CFC Holdco or Disregarded Domestic Subsidiary owned directly by the Borrower or Domestic Subsidiaries, only 66½% of such voting equity shall be required to be pledged, provided, however, that if a change in Law occurs subsequent to the Closing Date which permits a pledge of voting equity of any such CFC, CFC Holdco or Disregarded Domestic Subsidiary above 66½% without a current inclusion in the U.S. income of the Borrower pursuant to Section 951(a)(1)(B) of the Code (including, for the avoidance of doubt, due to an applicable exclusion), such additional amounts of the relevant voting equity shall be pledged) are subject to a first priority Lien securing the Secured Obligations, subject to no other Lien except Permitted Liens. Without limiting the generality of the foregoing, in the event that the Borrower or any of its Subsidiaries shall form or acquire any Domestic Subsidiary (which it shall only do in conformity with the provisions of this Agreement), the Borrower, contemporaneously with the formation or acquisition of such new Domestic Subsidiary, shall: (i) execute and deliver, and shall cause the holders of any equity interests not owned by the Borrower to execute and deliver, such documents as shall be necessary to cause all of the Capital Stock of such new Subsidiary of the Borrower to be duly pledged (on a first-priority perfected basis) to secure the Secured Obligations; (ii) will cause such new Subsidiary of the Borrower to execute and deliver a Subsidiary Suretyship (or a joinder thereto), joinders to the U.S. Security Agreement and U.S. Subsidiary Pledge, UCC-1 financing statements, and such other documents as may be necessary to cause such new Subsidiary of the Borrower to be a guarantor of the Secured Obligations and its material assets to be pledged to secure such guaranty (excluding real estate); and (iii) will cause such new Subsidiary of the Borrower to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Borrower pursuant to Section 4.1 (Conditions to Effectiveness) upon the Closing Date or as the Agent shall have requested, and to take such other action as the Agent shall reasonably request to perfect the security interest in the Capital Stock and material assets of such new Subsidiary of the Borrower (excluding real estate) created pursuant to the Loan Documents. 8.27.2 At any time that a Subsidiary of the Borrower is required to become a Subsidiary Guarantor hereunder pursuant to Subsection 8.3(h) (Investments, Loan, Acquisitions, Etc.) above, the Borrower will take such action, and will cause each of its Subsidiaries, as applicable, to take such action, to cause the applicable Subsidiary of the Borrower to become a Subsidiary Guarantor hereunder and ensure that such Subsidiary of the Borrower is a guarantor of the Secured Obligations and that all of the equity and material assets (excluding real estate) of such Person and any equity interests of all direct Subsidiaries of such Person are subject to a first priority Lien securing the Secured Obligations, subject to no other Lien except Permitted Liens. Without limiting the generality of the foregoing, in the event a Subsidiary of the Borrower is required to become a Subsidiary Guarantor hereunder pursuant to Subsection 8.3(h) above, the Borrower shall: (i) cause such Subsidiary of the Borrower to execute and deliver a Subsidiary Suretyship, a Security Agreement and Pledge Agreement, or joinders to any of the foregoing, if applicable, UCC-1 financing statements or equivalent documentation under the laws of the jurisdiction of the

DMS_US.362473592.16 -117- applicable Loan Party, and such other documents as may be necessary to cause such Subsidiary of the Borrower to be a guarantor of the Secured Obligations and its material assets to be pledged to secure such guaranty (excluding real estate and subject to the Permitted Perfection Limitations); and (ii) will cause such Subsidiary of the Borrower to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Borrower pursuant to Section 4.1 (Conditions to Effectiveness) upon the Closing Date or as the Agent shall have requested, and to take such other action as the Agent shall request to perfect the security interest in the Capital Stock and material assets of such Subsidiary of the Borrower (excluding real estate) created pursuant to the Loan Documents. 8.28 Further Assurances. At its sole cost and expense, upon the reasonable request of the Agent, the Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver to the Agent and the Lenders such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent to carry out more effectively the provisions and purpose of this Agreement and the other Loan Documents. 8.29 OFAC. Neither the Borrower nor any of its Subsidiaries shall (1) be or become subject at any time to any law, regulation, or list of any government agency (including the OFAC list) that prohibits or limits the Agent or the Lenders from making any advance or extension of credit to such Person or from otherwise conducting business with such Person, or (2) fail to provide documentary and other evidence of such Person's identity as may be requested by the Agent at any time to enable the Agent to verify such Person's identity or to comply with any applicable law or regulation, including § 326 of the PATRIOT Act. 8.30 Post-Closing Covenants. The Borrower will, and will cause its Subsidiaries to, as applicable, execute and deliver the documents and complete the tasks set forth on Schedule 8.30 within the time periods specified on Schedule 8.30, as applicable (or within such longer periods as may be agreed to by the Agent in its sole discretion). 8.31 Depositary Banks. Each Loan Party will maintain the Agent or an Affiliate of the Agent or a Lender as its principal depositary bank, including for the maintenance of operating, administrative, cash management, collection activity and other deposit accounts for the conduct of its business. ARTICLE 9 EVENTS OF DEFAULT 9.1 Events of Default. "Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default, whether it shall be voluntary or involuntary or be

DMS_US.362473592.16 -118- effected by operation of Law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental instrumentality): 9.1.1 Failure to Pay Principal or Reimbursement Obligations. (a) If the Borrower shall fail to make any payment of the principal of the RC Loans on the dates when the same shall become due and payable and in the Agreed Currency required hereunder, whether at stated maturity or at a date fixed for any installment or prepayment thereof or otherwise, or (b) if any applicant on a Letter of Credit shall fail to make a payment in respect of a reimbursement obligation on the dates when the same shall become due and payable and in the Agreed Currency required hereunder; or 9.1.2 Failure to Pay Interest, Fees, Etc. If the Borrower shall fail to make any payment of interest on the RC Loans, the Unused Commitment Fees, or any other amounts owing hereunder (other than principal of the RC Loans and reimbursement obligations in respect of Letters of Credit) on the dates when such interest, Unused Commitment Fees or other amounts shall become due and payable and in the Agreed Currency required hereunder, and such failure continues for more than two (2) Business Days; or 9.1.3 Cross Default to Indebtedness. If the Borrower or any of its Subsidiaries shall default (as payor or guarantor or other surety) in the payment of any Indebtedness (other than obligations which are covered in Subsections 9.1.1 (Failure to Pay Principal or Reimbursement Obligations) and 9.1.2 (Failure to Pay Interest, Fees, Etc.)) and the underlying obligation with respect to which a default has occurred aggregates Three Million Dollars ($3,000,000) or more or could result in a required payment of Three Million Dollars ($3,000,000) or more, or (b) if any event shall occur or condition shall exist in respect of any such Indebtedness which would permit or shall have caused, the acceleration of the payment, time for payment or maturity of any such Indebtedness; or 9.1.4 Other Cross-Defaults. If the Borrower or any of its Subsidiaries shall default in the payment when due or in the performance or observance of any obligation (except obligations which are covered in Subsections 9.1.1 (Failure to Pay Principal or Reimbursement Obligations), 9.1.2 (Failure to Pay Interest, Fees, Etc.) and 9.1.3 (Cross Default to Indebtedness)), whether now or hereafter incurred, which default would reasonably be expected to result in a Material Adverse Change; or 9.1.5 Misrepresentations. If any representation or warranty made (a) by any Loan Party in this Agreement or in any other Loan Document or (b) by the Borrower or any other Person (other than the Agent, an Issuing Bank or a Lender) in any document, certificate or statement furnished pursuant to this Agreement or any other Loan Document, shall be false or misleading in any respect (or in any material respect if such representation or warranty is not by its terms already qualified as to materiality) when made or deemed made; or 9.1.6 Certain Covenant Defaults. If there shall occur a default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to any of Article 6 (Reporting Requirements and Notices), Article 7 (Financial Covenants), Sections 8.1 (Indebtedness) to 8.7 (Mergers and Dispositions) inclusive, Subsection

DMS_US.362473592.16 -119- 8.8(a) (Existence), Sections 8.11 (Tax Consolidation) to 8.13 (Insurance) inclusive, or Sections 8.19 (Type of Business) to 8.25 (Environmental Matters) inclusive; or 9.1.7 Other Covenant Defaults. If there shall occur any default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to the provisions of this Agreement, other than as provided in Subsections 9.1.1 (Failure to Pay Principal or Reimbursement Obligations), 9.1.2 (Failure to Pay Interest, Fees, Etc.), 9.1.3 (Cross Default to Indebtedness) and 9.1.6 (Certain Covenant Defaults), or any agreement incidental hereto (other than as provided in Subsection 9.1.8 (Other Loan Document Defaults; Security) and, if capable of being remedied, such default shall continue unremedied for thirty (30) days after the commencement of such default; or 9.1.8 Other Loan Document Defaults; Security. If any of the parties, other than the Agent, the Issuing Banks and the Lenders, to any of the Loan Documents (other than this Agreement) shall fail to perform any of its obligations under any of such agreements (after taking into account any applicable cure period set forth in such agreements); or if the validity of this Agreement or any of the other Loan Documents shall have been challenged or disaffirmed by or on behalf of any of such parties thereto; or if, other than as a direct result of any action of the Agent, the Issuing Banks or the Lenders, any Liens created or intended to be created by any of the Loan Documents shall at any time cease to be valid and perfected first priority Liens in favor of the Agent (for the benefit of the Secured Parties), subject to no equal or prior Liens except Permitted Liens; or if any material covenant, agreement or obligation of any Loan Party contained in or evidenced by any of the Loan Documents shall cease to be enforceable in accordance with its terms; or if any Loan Document shall be cancelled, terminated, revoked or rescinded except in accordance with its terms; or if any court or other Governmental Authority shall issue a judgment, order, decree or ruling to the effect that any material covenant, agreement or obligation of any Loan Party under any Loan Document is illegal, invalid or unenforceable; or 9.1.9 Custody or Control of Assets. If custody or control of any substantial part of the property of the Borrower or any of its Subsidiaries shall be assumed by any Governmental Authority or any court of competent jurisdiction, or any other Person at the insistence of any Governmental Authority or any court of competent jurisdiction; or 9.1.10 Discontinuance of Business. If the Borrower or any of its Subsidiaries shall suspend or discontinue its business or any line thereof except, in the case of any of such Subsidiaries, pursuant to a dissolution or merger of such Subsidiary permitted by the terms of this Agreement; or 9.1.11 Insolvency. (a) If the Borrower or any of its Subsidiaries shall (i) make an assignment for the benefit of creditors or a composition with creditors, (ii) generally not be paying its debts as they mature, (iii) admit its inability to pay its debts as they mature, (iv) file a petition in bankruptcy, (v) become insolvent (howsoever such insolvency may be evidenced), (vi) be adjudicated insolvent or bankrupt, (vii) petition or apply to any tribunal for the appointment of any receiver, interim receiver, receiver and manager, custodian, liquidator or trustee of or for it or any substantial part of its property or assets, or (viii) commence any case or proceeding relating to it under any Debtor Relief Law of any jurisdiction, whether now or hereafter in effect; or (b) if there shall be commenced against the Borrower or any of its Subsidiaries any such case, petition or

DMS_US.362473592.16 -120- proceeding (including the filing of a notice of intention in respect thereof) and the same shall not be dismissed within sixty (60) days or an order, judgment or decree approving the petition in any such proceeding shall be entered against the Borrower or any of its Subsidiaries; or (c) if the Borrower or any of its Subsidiaries shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or any of them, or shall have made or suffered a transfer of any of its property which may be fraudulent under any Debtor Relief Law, fraudulent conveyance or similar law; or (d) if the Borrower or any of its Subsidiaries shall have made any transfer of its property to or for the benefit of a creditor which constitutes a preferential transfer under any Debtor Relief Law; or (e) if the Borrower or any of its Subsidiaries shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint; or 9.1.12 Change of Control . If there shall occur a Change of Control; or 9.1.13 Subordination. If the obligations purported to be subject to any subordination agreement in favor of the Agent cease to be fully subordinated to all of the obligations under this Agreement; or 9.1.14 Interest Rate Protection Agreements. If the Borrower or any of its Subsidiaries shall default in any payment or performance of any obligations under any Swap Agreement entered into with any Swap Party, regardless of the amount involved in such default; or 9.1.15 Judgments. If any judgment or judgments or assessment or assessments for the payment of money in excess of Three Million Dollars ($3,000,000) in the aggregate shall be rendered against the Borrower or any of its Subsidiaries and such judgment remains either unstayed or unsatisfied for a period of sixty (60) days or more from when due; or 9.1.16 Unenforceability of Licenses. If (a) any lenders or creditors of Vishay exercise any remedies or have a right to exercise any remedies against any of the intellectual property that is the subject of any of the License Agreements or (b) the Borrower or any Subsidiary thereof is unable to enforce its rights under any of the License Agreements or use any of the intellectual property that is the subject of any of the License Agreements; or 9.1.17 Claims Under Tax Matters Agreement. If (i) (a) any claim or proceeding is made or pursued with any court or other Governmental Authority against any Loan Party or (b) a Loan Party enters a binding arbitration proceeding under the terms of Section 8.3 of the Master Separation and Distribution Agreement with respect to a claim against such Loan Party, alleging damages of more than $2,000,000 under the terms of the Tax Matters Agreement, and such claim or proceeding is not withdrawn or determined to be invalid for a period of ninety (90) days or more or (ii) any Loan Party is required to pay in excess of $5,000,000 (without further legal recourse) or does pay in excess of $5,000,000 pursuant to claims under the Tax Matters Agreement and if after giving effect to such payment (or required payment) Liquidity is less than $12,500,000. 9.2 Acceleration; Remedies. 9.2.1 Acceleration upon Insolvency. Upon the occurrence of any event described in Subsection 9.1.11 (Insolvency), the entire unpaid principal balance of the Notes, and interest

DMS_US.362473592.16 -121- accrued and premium, if any, thereon, and any unpaid accrued Unused Commitment Fees and all other amounts accrued hereunder or under the other Loan Documents, shall be immediately due and payable by the Borrower and the Commitment shall terminate without presentment, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower. 9.2.2 Acceleration upon Other Defaults. Upon the occurrence of any Event of Default other than any event described in Subsection 9.1.11 (Insolvency), or at any time thereafter if any Event of Default shall then be continuing, the Agent may (and shall if directed by the Requisite Lenders) (a) by written notice to the Borrower, declare the entire unpaid principal balance or any portion of the principal balance of all or any of the Notes, and interest accrued and premium, if any, thereon and any unpaid accrued Unused Commitment Fees and all other amounts accrued hereunder or under the other Loan Documents, to be immediately due and payable by the Borrower, and/or (b) terminate the Commitment. 9.2.3 Remedies in General. In the event of acceleration pursuant to Subsection 9.2.1 (Acceleration upon Insolvency) or Subsection 9.2.2 (Acceleration upon Other Defaults), all principal and interest, premium, fees, and other amounts shall thereupon become and be immediately due and payable, without presentation, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower; and the Agent (acting directly or through appointment of one or more trustees of the Agent's choosing) may proceed to protect and enforce its rights and those of the Issuing Banks and the Lenders under the Loan Documents in any manner or order it deems expedient without regard to any equitable principles of marshalling or otherwise. In addition to all other rights hereunder or under Law, the Agent shall have the right to institute proceedings in equity or other appropriate proceedings for the specific performance of any covenant or agreement made in any of the Loan Documents or for an injunction against the violation of any of the terms of any of the Loan Documents or in aid of the exercise of any power granted in any of the Loan Documents or by Law or otherwise. Further, to the extent permitted under law, the Agent shall be entitled to the appointment of a trustee or receiver for all or any part of the businesses of the Borrower or any of its Subsidiaries, which trustee or receiver shall have such powers as may be conferred by the appointing authority. All rights and remedies given by this Agreement, the Notes and the other Loan Documents are cumulative and not exclusive of any of such rights or remedies or of any other rights or remedies available to the Agent, any Issuing Bank or any Lender, and no course of dealing between the Borrower or any of its Subsidiaries, on one hand, and the Agent, any Issuing Bank or any Lender, on the other hand, or any delay or omission in exercising any right or remedy shall operate as a waiver of any right or remedy, and every right and remedy may be exercised from time to time and as often as shall be deemed appropriate by the Agent. 9.3 Proceeds of Collateral. 9.3.1 Obligations. Following an Event of Default and acceleration of the Obligations, the Agent shall apply proceeds of Collateral as follows:

DMS_US.362473592.16 -122- First, to payment of that portion of the Secured Obligations constituting fees, expenses (including expenses relating to attorneys' fees and other professionals' fees), indemnities and other amounts due to the Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees, expenses (including expenses relating to attorneys' fees and other professionals' fees), and indemnities then due to the Issuing Banks or the Lenders from the Borrower (other than in connection with Banking Services Obligations, Swap Agreement Obligations, or Lender Bilateral Lines); Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest, ratably amongst the Secured Parties in proportion to the respective amounts described in this clause "Third" due to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the RC Loans, reimbursement obligations under Letters of Credit and to payment of an amount to the Agent equal to 105% of the aggregate LC Exposure, to be held as cash collateral for such Obligations, and to payment of any amounts owing in respect of Banking Services Obligations, Swap Agreement Obligations, and Lender Bilateral Lines up to and including the amount most recently provided to the Agent pursuant to Section 2.20 (Banking Services and Interest Rate Protection Agreements), ratably amongst the Lenders and the Agent in proportion to the respective amounts described in this clause "Fourth" due to them; Fifth, to payment of all other Secured Obligations, ratably amongst the Secured Parties in proportion to the respective amounts described in this clause "Fifth" due to them; and Finally, the balance, if any, after all of the Secured Obligations have been satisfied, to the Borrower or its applicable Subsidiary or as otherwise required by Law. Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations, Swap Agreement Obligations, or Lender Bilateral Lines shall be excluded from the application described above and paid in clause fourth if the Agent has not received written notice thereof, together with such supporting documentation as the Agent may have reasonably requested from the applicable provider of such Banking Services, Swap Agreements, or Lender Bilateral Lines. ARTICLE 10 AGENCY 10.1 Authorization and Action. (a) Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties, and each Issuing Bank hereby irrevocably appoints the entity named as Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under this

DMS_US.362473592.16 -123- Agreement and the other Loan Documents as are delegated to the Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Agent any required powers of attorney to execute and enforce any Loan Document governed by the laws of such jurisdiction on such Lender's or such Issuing Bank's behalf. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Agent is a party, and to exercise all rights, powers and remedies that the Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Agent shall not be required to take any action that (i) the Agent in good faith believes exposes it to liability unless the Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Agent may seek clarification or direction from the Requisite Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Without limiting the generality of the foregoing: (i) the Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, any Issuing Bank, any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or

DMS_US.362473592.16 -124- an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term "agent" (or any similar term) herein or in any other Loan Document with reference to the Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Agent based on an alleged breach of fiduciary duty by the Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Agent to account to any Lender for any sum or the profit element of any sum received by the Agent for its own account. (d) The Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) No Co-Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Agent (including any claim under Sections 2.8 (Fees to Lenders), 2.9 (Interest), 2.10 (Increased Costs; Unavailability), 2.14 (Taxes), and 11.14 (Expenses; Indemnity; Damage Waiver)) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

DMS_US.362473592.16 -125- and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Agent any amount due to it, in its capacity as the Agent, under the Loan Documents (including under Section 11.14 (Expenses; Indemnity; Damage Waiver)). Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrower's rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guaranty of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. 10.2 Agent's Reliance, Limitation of Liability, Etc. (a) Neither the Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Agent's reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Sections 6.2 (Notice of Defaults), 6.3 (Notice of Disputes and Other Matters), or 6.4 (ERISA Notices) unless and until written notice thereof stating that it is a notice under such applicable Section in respect of this Agreement and identifying the specific clause under said Section is given to the Agent by the Borrower, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a "notice of Default" or a "notice of an Event of Default") is given to the Agent by the Borrower, a Lender or an Issuing Bank. Further, the Agent shall not be responsible for or have any duty to

DMS_US.362473592.16 -126- ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article 4 or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. (c) Without limiting the foregoing, the Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 11.6 (Successors and Assigns), (ii) may rely on the Register to the extent set forth in Section 11.6 (Successors and Assigns), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). 10.3 Posting of Communications. (a) The Borrower agrees that the Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or via email or any other electronic system chosen by the Agent to be its electronic transmission system (the "Approved Electronic Platform"). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Agent from time to time (including, as of the Closing Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a

DMS_US.362473592.16 -127- deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED "AS IS" AND "AS AVAILABLE". THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE AGENT, ANY CO- ARRANGER, OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, "APPLICABLE PARTIES") HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY'S OR THE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Agent in writing (which could be in the form of electronic communication) from time to time of such Lender's or Issuing Bank's (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. 10.3.2 Each of the Lenders, each of the Issuing Banks and the Borrower agrees that the Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Agent's generally applicable document retention procedures and policies. 10.3.3 Nothing herein shall prejudice the right of the Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

DMS_US.362473592.16 -128- 10.4 The Agent Individually. With respect to its Commitment, Loans and Letters of Credit, the Person serving as the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms "Issuing Banks", "Lenders", "Requisite Lenders" and any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender, Issuing Bank or as one of the Requisite Lenders, as applicable. The Person serving as the Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Agent and without any duty to account therefor to the Lenders or the Issuing Banks. 10.5 Successor Agent. (a) The Agent may resign at any time by giving thirty (30) days' prior written notice thereof to the Lenders, the Issuing Banks and the Borrower, whether or not a successor Agent has been appointed. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Agent. Upon the acceptance of appointment as Agent by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Agent's resignation hereunder as Agent, the retiring Agent shall take such action as may be reasonably necessary to assign to the successor Agent its rights as Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section 10.5, in the event no successor Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its intent to resign, the retiring Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Agent under any Loan Document for the benefit of the Secured Parties, the retiring Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Loan Document, and, in the case of any Collateral in the possession of the Agent, shall continue to hold such Collateral, in each case until such time as a successor Agent is appointed and accepts such appointment in accordance with this Section 10.5 (it being understood and agreed that the retiring Agent shall have no duty or obligation to take any further action under any Loan Document, including any action required to maintain the perfection of any such security interest), and (ii) the Requisite

DMS_US.362473592.16 -129- Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Agent for the account of any Person other than the Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Agent's resignation from its capacity as such, the provisions of this ARTICLE 10, Subsection 2.14.3 (Indemnification by Borrower) and Section 11.14 (Expenses; Indemnity; Damage Waiver), as well as any exculpatory, reimbursement and indemnification provisions set forth herein or in any other Loan Document, shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent and in respect of the matters referred to in the proviso under paragraph (a) above. 10.6 Acknowledgements of Lenders and Issuing Banks. (a) Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Agent, any Co-Arranger, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Agent, any Co-Arranger, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non- public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Closing Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Agent or the Lenders on the Closing Date or the effective date of any such Assignment and Assumption or any other Loan Document pursuant to which it shall have become a Lender hereunder.

DMS_US.362473592.16 -130- (c) Each Lender and Issuing Bank hereby agrees that (x) if the Agent notifies such Lender or Issuing Bank that the Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank from the Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a "Payment") were erroneously transmitted to such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Bank shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Agent may, in its sole discretion, specify in writing, return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or Issuing Bank shall not assert, and hereby waives, as to the Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Payments received, including without limitation any defense based on "discharge for value" or any similar doctrine. A notice of the Agent to any Lender or Issuing Bank under this Section 10.6 (Acknowledgements of Lenders and Issuing Banks) shall be conclusive, absent manifest error. (d) Each Lender and Issuing Bank hereby further agrees that if it receives a Payment from the Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent (or any of its Affiliates) with respect to such Payment (a "Payment Notice") or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank shall promptly notify the Agent of such occurrence and, upon demand from the Agent, it shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (e) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or Issuing Bank or Issuing Bank that has received such Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights of such Lender or Issuing Bank with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party. (f) Each party's obligations under this Section 10.6 (Acknowledgements of Lenders and Issuing Banks) shall survive the resignation or replacement of the Agent or any

DMS_US.362473592.16 -131- transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. (g) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Agent; (ii) the Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel and that the Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys' fees) incurred by the Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. 10.7 Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 11.11 (Right of Setoff) or with respect to a Secured Party's right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guaranty of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Agent is a "representative" of the Secured Parties within the meaning of the term "secured party" as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Agent on behalf of the Secured Parties. (b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services or Lender Bilateral Lines the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the

DMS_US.362473592.16 -132- obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any Swap Agreement or any such arrangement in respect of Banking Services or Lender Bilateral Lines, as applicable, shall be deemed to have appointed the Agent to serve as Agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. (c) The Secured Parties irrevocably authorize the Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Agent under any Loan Document to the holder of any Lien on such property that is permitted by clauses (c), (d), (e), (f), (i), or (j) of Subsection 8.2.1 (Liens; and Licenses – In General). The Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent's Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. 10.8 Credit Bidding. The Secured Parties hereby irrevocably authorize the Agent, at the direction of the Requisite Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Agent at the direction of the Requisite Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties' ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Requisite Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Requisite Lenders contained in Section 11.5 (Amendments, Waivers and Consents) of this Agreement), (iv) the Agent

DMS_US.362473592.16 -133- on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. 10.9 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, and each Co-Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using "plan assets" (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments

DMS_US.362473592.16 -134- and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, each Co-Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Agent, any Co-Arranger or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). (c) The Agent and each Co-Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker's acceptance fees, breakage or other early termination fees or fees similar to the foregoing. 10.10 Flood Laws. JPM has adopted internal policies and procedures that address requirements placed on federally regulated lenders under applicable Flood Laws. JPM, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPM reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

DMS_US.362473592.16 -135- 10.11 Borrower Communications. (a) The Agent, the Lenders and the Issuing Banks agree that, pursuant to procedures approved by the Agent, the Borrower may, but shall not be obligated to, make any Borrower Communications to the Agent through an electronic platform (including email) chosen by the Agent to be its electronic transmission system (the "Approved Borrower Portal"). As used in this Section 10.11, "Borrower Communications" means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrower to the Agent through an Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Agent. (b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Agent from time to time (including, as of the Closing Date, a user ID/password authorization system), each Lender, each Issuing Bank, and the Borrower acknowledges and agrees that (i) the distribution of material through an electronic medium is not necessarily secure, (ii) the Agent is not responsible for approving or vetting administrators, representatives, or contacts of the Borrower added to the Approved Borrower Portal, and (iii) there may be confidentiality and other risks associated with such distribution. Each Lender, each Issuing Bank, and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED "AS IS" AND "AS AVAILABLE". THE APPLICABLE PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER'S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL. (d) Each Lender, each Issuing Bank and the Borrower agrees that the Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Agent's generally applicable document retention procedures and policies.

DMS_US.362473592.16 -136- (e) Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. ARTICLE 11 MISCELLANEOUS 11.1 Notices; Effectiveness; Electronic Communication. 11.1.1 Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, Electronic System or the Approved Borrower Portal (and subject in each case to Subsection 11.1.2 (Electronic Communications), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or email, as follows: (a) if to the Borrower or any Loan Party, to it at: Vishay Precision Group 3 Great Valley Parkway, Suite 150 Malvern, PA 19355 Attention: Steven Klausner, Treasurer Fax No.: 484-696-3533 Telephone No.: 484-321-5307 Email: Steven.Klausner@VPGSensors.com with a copy to: Vishay Precision Group 3 Great Valley Parkway, Suite 150 Malvern, PA 19355 Attention: Daniel Damstra, Esq., Director of Legal Services Fax No.: 484-321-5301 Telephone No.: 484-321-5324 Email: daniel.damstra@VPGSensors.com and a copy to: Troutman Pepper Hamilton Sanders LLP 875 Third Avenue New York, NY 10022, Attention of Jonathan Homer Fax No.: 215-981-4750 Telephone No.: 212-704-6304 Email: jonathan.homer@troutman.com (b) if to the Agent, to it at: JPMorgan Chase Bank, N.A.

DMS_US.362473592.16 -137- 131 South Dearborn Street, Floor 04 Chicago, IL 60603 Attention: Loan and Agency Servicing Email: jpm.agency.cri@jpmorgan.com (c) if to an Issuing Bank or a Lender, to it at its address, fax number or email set forth in its Administrative Questionnaire. All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (B) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic System, Approved Electronic Platform or Approved Borrower Portal, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph. In the event of a discrepancy between any telephonic and any written notice, the written notice shall control. Any Lender giving any notice to the Borrower shall send simultaneously a copy of such notice to the Agent. 11.1.2 Electronic Communications. Notices and other communications to the Borrower, any Loan Party, the Lenders, the Agent and the Issuing Banks hereunder may be delivered or furnished by using Electronic System, Approved Electronic Platform or Approved Borrower Portal, as applicable, and in each case pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices pursuant to Section 2.13 (Mechanics of Payments; Lender Payments) or Section 3.5 (Reimbursement) unless otherwise agreed by the Agent and the applicable Lender. Each of the Agent and the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic System, Approved Electronic Platform or Approved Borrower Portal, as applicable, and in each case pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise proscribes, all such notices and other communications (i) sent to an email address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return email or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor. 11.1.3 Change of Address, Etc. Any party hereto may change its address, fax number, or email address for notices and other communications hereunder by notice to the other parties hereto.

DMS_US.362473592.16 -138- 11.2 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.10 (Increased Costs; Unavailability), 2.9.5 (Breakage), 2.14 (Taxes), 2.18 (Returned Payments), 11.14 (Expenses; Indemnity; Damage Waiver), 11.16.1 (Termination of Security) and Article 10 (Agency) shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. 11.3 No Implied Waivers. No failure or delay on the part of the Agent, any Issuing Bank or any Lender in exercising any right, power or privilege under the Loan Documents and no course of dealing between the Borrower or any of their Subsidiaries, on the one hand, and the Agent, any Issuing Bank or any Lender, on the other hand, shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under the Loan Documents, or any abandonment or discontinuance of steps to enforce such rights, powers or privileges, precludes any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in the Loan Documents are cumulative and not exclusive of any rights or remedies that the Agent, any Issuing Bank or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of the Agent, any Issuing Bank or any Lender to take any other or further action in any circumstances without notice or demand. Any waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom that is given shall be effective only if in writing and only for the limited purposes expressly stated in the applicable waiver. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. 11.4 Severability. Every provision of the Loan Documents is intended to be severable. If any term or provision of the Loan Documents shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability of any term or provision of the Loan

DMS_US.362473592.16 -139- Documents in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction. 11.5 Amendments, Waivers and Consents. 11.5.1 In General. Except as expressly set forth in Subsection 2.10.7 (Alternate Rate of Interest) and Section 2.3 (Increases in RC Commitment), this Agreement and the other Loan Documents may not be amended or modified except by a written instrument describing such amendment or modification executed by the Borrower and the Agent with the consent of the Lenders as provided in this Subsection 11.5.1. With the written consent of the Requisite Lenders, the Agent may, on behalf of the Lenders, enter into agreements that modify, amend or supplement this Agreement or any other Loan Document, and with such consent, the Agent may waive compliance with any provision of any of the Loan Documents, all as referred to in this Subsection 11.5.1. However, no such modification, amendment, supplement or waiver shall: (a) increase the maximum amount of the Commitment or reduce or forgive the principal amount of any Loan or LC Disbursement, in each case of any Lender without such Lender's written consent (including any such Lender that is a Defaulting Lender), (b) extend the Maturity Date or any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for payment of interest, fees, or other Obligations payable to any Lender, or reduce the amount of, waive, or excuse any such payment, in each case without such Lender's written consent (including any such Lender that is a Defaulting Lender), (c) reduce or forgive any interest payable hereunder (including any amendment or modification to the interest rate provisions hereof to decrease the rate of interest payable to any Lender) without such Lender's written consent (including any such Lender that is a Defaulting Lender); provided that the written consent of the Requisite Lenders, rather than the consent of all Lenders, shall be sufficient to waive imposition of the Default Rate pursuant to Subsection 2.9.6 (Default Rate; Late Fee) or amend or modify the financial covenants in this Agreement (or any defined terms used therein), (d) reduce or forgive the amount of the fees payable under Subsection 2.9.1 (Unused Commitment Fees) or any other fees payable to any Lender without such Lender's written consent (including any such Lender that is a Defaulting Lender), other than any fee payable solely to the Agent; provided that the written consent of the Requisite Lenders, rather than the consent of all Lenders, shall be sufficient to amend or modify the financial covenants in this Agreement (or any defined terms used therein), (e) change Subsection 2.12.5 (Sharing of Payments by Lenders) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender directly and adversely affected thereby (other than any Defaulting Lender), (f) change Section 9.3 (Proceeds of Collateral) in a manner that would alter the order of application of proceeds of Collateral without the written consent of each Lender directly and adversely affected thereby (other than any Defaulting Lender),

DMS_US.362473592.16 -140- (g) amend, modify or waive the provisions of this Section 11.5 without each Lender's written consent (other than any Defaulting Lender), (h) amend or modify the definition of "Requisite Lenders" without each Lender's written consent (other than any Defaulting Lender), (i) release all or substantially all of the guaranties or all or substantially all of the Collateral that secures the Obligations without each Lender's written consent (other than any Defaulting Lender); provided, however, the Agent may without the consent of any Person release any guarantor or any Collateral granted pursuant to the Loan Documents and file UCC-3 termination statements or statements of amendment or take other appropriate action (i) as a court of competent jurisdiction may direct, (ii) in connection with a disposition (other than to the Borrower or any of the Subsidiaries of the Borrower) permitted under Subsection 8.7.2 (Sales and Other Dispositions) or as otherwise provided under the Loan Documents, or (iii) if, in accordance with this Agreement, cash proceeds from any sale or transfer of the Collateral are used to prepay outstanding sums due under this Agreement or are reinvested in the Borrower or any Subsidiary of the Borrower, (j) waive an Event of Default under Subsection 9.1.1 (Failure to Pay Principal or Reimbursement Obligations) or 9.1.2 (Failure to Pay Interest, Fees, Etc.) (other than in respect of the imposition of the Default Rate) after such Event of Default shall have occurred without each Lender's written consent (other than any Defaulting Lender) (but the Requisite Lenders may direct the Agent to forbear under such circumstances), or (k) except as provided in Subsection 10.7(c) (Collateral Matters), without the prior written consent of each Lender directly and adversely affected thereby, (x) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness, or (y) subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Indebtedness. No such agreement shall (i) amend, modify or otherwise affect the rights or duties of the Agent or the Issuing Banks hereunder without the prior written consent of the Agent or each Issuing Bank, as the case may be (it being understood that any amendment to Section 2.16 (Defaulting Lenders) shall require the consent of the Agent and the Issuing Banks) or (ii) amend or modify the provisions of Article 3 without the prior written consent of the Agent and the Issuing Banks. 11.5.2 Exceptions. Notwithstanding the foregoing provisions of this Section 11.5 or anything to the contrary contained in this Agreement, (a) any Lender that has requested that it not receive material, non-public information concerning the Borrower, and that is therefore unable or unwilling to vote with respect to an issue arising under this Agreement, will agree to vote, and will be deemed to have voted, its Commitment under this Agreement pro rata in accordance with the percentage of Commitments voted in favor of, and the percentage of Commitments voted against, any such issue under this Agreement. (b) Notwithstanding the foregoing provisions of this Section 11.5 or anything to the contrary contained in this Agreement, the Agent may, with the consent of the

DMS_US.362473592.16 -141- Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. (c) The Agent may also amend Schedule 1.1 to reflect assignments entered into pursuant to Section 11.6 (Successors and Assigns). (d) each Lender hereby irrevocably authorizes the Agent on its behalf, and without its further consent (but with the consent of the Borrower and the Agent), to amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement (and for the avoidance of doubt, such Lender will continue to have the rights that survive termination of this Agreement with respect to such Lender). 11.6 Successors and Assigns. 11.6.1 Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (a) to an Eligible Assignee in accordance with the provisions of Subsection 11.6.2 (Assignments by Lenders), (b) by way of participation in accordance with the provisions of Subsection 11.6.4 (Participations) or (c) by way of pledge or assignment of a security interest subject to the restrictions of Subsection 11.6.6 (Certain Pledges) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), Participants to the extent provided in Subsection 11.6.4 (Participations) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. 11.6.2 Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the RC Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (a) Minimum Amounts. (i) In the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the RC Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

DMS_US.362473592.16 -142- (ii) in any case not described in the preceding paragraph (i), the aggregate amount of the Commitment (which for this purpose includes RC Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the RC Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed). (b) Pro Rata Assignment. Each assignment shall include a pro rata portion of such Lender's RC Commitment and RC Loans. (c) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (a) of this Subsection 11.6.2 and, in addition: (i) the consent of the Borrower (such consent not to be unreasonably withheld) shall be required unless (x) a Default or Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within five (5) Business Days after having received notice thereof; and (ii) the consent of the Agent and the Issuing Banks (each such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; provided that no consent of an Issuing Bank shall be required if an Event of Default occurs with respect to the Borrower under Subsection 9.1.11 (Insolvency) and such Issuing Bank has no outstanding Letters of Credit at that time. (d) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $5,000, and the assignee, if it is not a Lender, shall deliver to the Agent an Administrative Questionnaire. (e) No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower's Affiliates or Subsidiaries. (f) No Assignment to Natural Persons. No such assignment shall be made to a natural person. Subject to acceptance and recording thereof by the Agent pursuant to Subsection 11.6.3 (Register), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and

DMS_US.362473592.16 -143- obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Subsection 2.9.5 (Breakage), Section 2.10 (Increased Costs; Unavailability), Section 2.14 (Taxes) and Section 11.14 (Expenses; Indemnity; Damage Waiver) with respect to the facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Subsection 11.6.2 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Subsection 11.6.4 (Participations). 11.6.3 Register. (a) The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the RC Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent, the Issuing Banks, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank, and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (b) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Subsection 11.6.2(d) (Assignment and Assumption) and any written consent to such assignment required by Subsection 11.6.2(c) (Required Consents), the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 3.4 (Participations), Section 3.5 (Reimbursement), Subsection 2.13.1 (Funding by Lenders; Presumption by Agent), Section 2.12.5 (Sharing of Payments by Lenders) or Subsection 11.14.3 (Reimbursement by Lenders), the Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. 11.6.4 Participations. (a) Any Lender may at any time, without the consent of, or notice to, the Agent, the Issuing Banks, or the Borrower, sell participations to one or more banks or other entities (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the RC Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such

DMS_US.362473592.16 -144- obligations, and (iii) the Borrower, the Agent, the other Lenders and the Issuing Banks shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the RC Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. Any Lender may furnish any information concerning the Borrower in its possession from time to time to prospective Participants; provided that such Lender shall require any such prospective Participants to agree in writing to maintain the confidentiality of such information as provided in Section 11.13 (Treatment of Certain Information; Confidentiality; Advertisement). For the avoidance of doubt, each Lender shall be responsible for the indemnity under Subsection 11.14.3 (Reimbursement by Lenders) with respect to any payments made by such Lender to its Participants. (b) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, restatement, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, restatement, modification or waiver with respect to the matters specifically referred to in clauses (a), (b), (c), (d), and (i) of Section 11.5 (Amendments, Waivers and Consents) that affect such Participant. Subject to Subsection 11.6.5 (Limitations upon Participant Rights) below, the Borrower agrees that each Participant shall be entitled to the benefits of Subsection 2.9.5 (Breakage), Section 2.10 (Increased Costs; Unavailability) and Section 2.14 (Taxes) (subject to the requirements and limitations therein, including the requirements under Subsection 2.14.6 (Status of Lenders) (it being understood that the documentation required under Subsection 2.14.6 (Status of Lenders) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Subsection 11.6.2 (Assignments by Lenders); provided that such Participant (A) agrees to be subject to the provisions of Section 2.15 (Mitigation Obligations; Replacement of Lenders) and Section 2.12 (Mechanics of Payments; Borrower Payments) as if it were an assignee under Subsection 11.6.2 (Assignments by Lenders); and (B) shall not be entitled to receive any greater payment under Section 2.10 (Increased Costs; Unavailability) or Section 2.15 (Taxes), with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.15.2 (Replacement of Lenders) with respect to any Participant. To the extent permitted by law, each Participant also

DMS_US.362473592.16 -145- shall be entitled to the benefits of Section 11.11 (Right of Setoff) as though it were a Lender, provided that such Participant agrees to be subject to Subsection 2.12.5 (Sharing of Payments by Lenders) as though it were a Lender. 11.6.5 Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 2.10 (Increased Costs; Unavailability) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 (Taxes) unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Subsection 2.14.6 (Status of Lenders) as though it were a Lender. Nothing in this Subsection 11.6.5 is intended to override limitations on Participants under Subsection 11.6.4 (Participations). 11.6.6 Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 11.7 Calculations and Financial Data. Except as otherwise provided in this Agreement, calculations under this Agreement shall be made and financial data and terms referred to in this Agreement shall be prepared and interpreted both as to classification of items and as to amounts in accordance with GAAP. 11.8 Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement. 11.9 Governing Law; Jurisdiction; Etc. 11.9.1 Governing Law. This Agreement and the other Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by, and construed in accordance with, the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of law), but giving effect to federal laws applicable to national banks. Each of the Lenders and the Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. 11.9.2 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York, and any appellate court from any

DMS_US.362473592.16 -146- thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Agent or any of its Related Parties may only) be heard and determined in such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall (i) affect any right that the Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over any Issuing Bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause. 11.9.3 Waiver of Venue. Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Subsection 11.9.2 (Submission to Jurisdiction). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 11.9.4 Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1 (Notices; Effectiveness; Electronic Communication). Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law. 11.10 Maximum Lawful Interest Rate. Notwithstanding anything herein to the contrary, if, at any time, the rate of interest, together with all amounts that constitute interest and that are reserved, charged or taken hereunder as compensation for fees, services or expenses incidental to the making, negotiating or collecting of the RC Loans, shall be deemed by a court of law with competent jurisdiction, a governmental agency or a tribunal to exceed the maximum rate of interest permitted to be charged by the Lenders to the Borrower under applicable Law, if such interest, fees and expenses are in excess of the maximum amount permitted by applicable Law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of the unpaid principal amount due pursuant to this Agreement and the Notes. As used

DMS_US.362473592.16 -147- in this Section 11.10, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a Change in Law that results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. 11.11 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of the Borrower or Subsidiary Guarantors against any and all of the obligations of such Person now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank, or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Person may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender or Issuing Bank different from the branch or office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 2.16 (Defaulting Lenders) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender, the applicable Issuing Bank or such Affiliate shall notify the Borrower and the Agent of such setoff or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section 11.11. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 11.11 are in addition to other rights and remedies (including other rights of setoff) that such Lender or Issuing Bank or their respective Affiliates may have. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL THAT SECURES THE RC LOANS, PRIOR TO EXERCISING ITS RIGHT TO SET-OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. 11.12 Counterparts; Integration; Effectiveness; Electronic Execution. 11.12.1 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Agent and (ii) increases or reductions of the Issuing Bank Sublimit of any Issuing Bank constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the

DMS_US.362473592.16 -148- subject matter hereof. Except as provided in Article 4 (Conditions), this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 11.1 (Notices; Effectiveness; Electronic Communication), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an "Ancillary Document") that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. 11.12.2 Electronic Execution of Assignments. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Agent has agreed to accept any Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each other Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders, the Borrower and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person's business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature

DMS_US.362473592.16 -149- pages thereto and (D) waives any claim against any Indemnitee for any Liabilities arising solely from the Agent's and/or any Lender's reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any other Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 11.13 Treatment of Certain Information; Confidentiality; Advertisement. 11.13.1 Confidentiality. Each of the Agent, the Lenders and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' respective partners, directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any Interest Rate Protection Agreement with any Lender or any of its Affiliates or any action or proceeding relating to this Agreement or any other Loan Document or any Interest Rate Protection Agreement with any Lender or any of its Affiliates or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. Notwithstanding the foregoing, any Lender may disclose Information, without notice to the Borrower, to governmental regulatory authorities in connection with any regulatory examination of such Lender or in accordance with such Lender's regulatory compliance policy. 11.13.2Information. For purposes of this Section 11.13, "Information" means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

DMS_US.362473592.16 -150- EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SUBSECTION 11.13.1 (CONFIDENTIALITY) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL, PROVINCIAL, TERRITORIAL AND STATE SECURITIES LAW. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON- PUBLIC INFORMATION ABOUT THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL, PROVINCIAL, TERRITORIAL AND STATE SECURITIES LAWS. 11.13.3 Marketing Consent. The Borrower hereby authorizes the Agent and its affiliates (collectively, the "Agent Parties"), at their respective sole expense, and without any prior approval by the Borrower, to provide information relating to the RC Loans to Gold Sheets and other similar bank trade publications, with such information to consist of deal terms consisting of (i) the Borrower’s name, (ii) principal loan amounts, (iii) interest rates, (iv) term length and (v) commitment fees and other fees to the Lenders in the syndicate, the identity of their attorneys and other information customarily found in such publications. 11.14 Expenses; Indemnity; Damage Waiver. 11.14.1 Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agent (and fees and time charges and disbursements for attorneys who may be employees of the Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, restatements, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) including costs associated with any websites used for the syndication or administration of the credit facility, (ii) all reasonable out-of-pocket expenses incurred by the Issuing Banks in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Agent, any Lender or any Issuing Bank including the fees, charges and disbursements of any counsel for the Agent, any Lender or any Issuing Bank (and fees and time

DMS_US.362473592.16 -151- charges for attorneys who may be employees of the Agent, any Lender or any Issuing Bank), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the RC Loans made or Letters of Credit issued hereunder, including, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such RC Loans or Letters of Credit, and (iv) any civil penalty or fine assessed by the U.S. Department of the Treasury's Office of Foreign Assets Control against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by the Agent, any Issuing Bank or any Lender as a result of the funding of RC Loans, the issuance of Letters of Credit, the acceptance of payments or of Collateral due under the Loan Documents. 11.14.2 Indemnification by the Borrower. The Borrower shall indemnify the Agent (and any sub-agent thereof), each Lender, each Issuing Bank and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee and fees and time charges and disbursements for attorneys who may be employees of any Indemnitee), incurred by or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (a) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby or thereby, (b) any RC Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or Release of Hazardous Substances on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any environmental liability related in any way to the Borrower or any of its Subsidiaries, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory whether brought by a third party or by the Borrower or any other Loan Party and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Subsection 11.14.2 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 11.14.3 Reimbursement by Lenders. To the extent that the Borrower fails to pay any amount required under Subsections 11.14.1 (Costs and Expenses) and 11.14.2 (Indemnification by the Borrower) to be paid by it to the Agent (or any sub-agent thereof), an Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Agent (or any such sub-agent) or any such Issuing Bank or any Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable

DMS_US.362473592.16 -152- unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of the claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent) or an Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent) or such Issuing Bank in connection with such capacity. The obligations of the Lenders under this Subsection 11.14.3 are subject to the provisions of Section 2.6 (Lenders' Obligations Several). 11.14.4 Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any RC Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Subsection 11.14.2 (Indemnification by the Borrower) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. 11.14.5 Payments. All amounts due under this Section 11.14 shall be payable promptly after demand therefor. 11.15 Certification of Amounts. The certification by the Agent, an Issuing Bank or a Lender of the amount of liabilities, losses, costs, expenses, claims and/or charges pursuant to Section 11.14 (Expenses; Indemnity; Damage Waiver) shall be conclusive if such amounts have been computed or reached in a reasonable manner. 11.16 Termination of Security; Partial Release of Security. 11.16.1 Termination of Security. At such time as no Secured Party has any commitment to make financial accommodations to the Borrower pursuant to the terms hereof, all Secured Obligations have been paid and performed in full (other than (a) those expressly stated to survive termination of the Loan Documents and (b) contingent obligations as to which no claim has been asserted), and no Letters of Credit are outstanding (other than Letters of Credit that have been cash collateralized or for which other arrangements satisfactory to the applicable Issuing Bank have been made), then the security provided for in the Loan Documents shall terminate; provided that the security provided for in the Loan Documents shall be automatically reinstated without further action of any Loan Party if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Agent in connection with a proceeding under Debtor Relief Laws or otherwise, all as though such payment had not been made, and provided, further, that all indemnities of the Borrower and each other Loan Party contained in this Agreement or any other Loan Document shall survive and remain operative and in full force and effect regardless of the termination of such security. Without limiting any other exculpation

DMS_US.362473592.16 -153- provisions herein, the Agent shall incur no liability to any party for releasing Collateral based on information provided by the Borrower as to matters set forth in this Section 11.16. 11.16.2 Partial Release of Security. Effective upon the closing of a disposition of any Collateral to any Person (other than the Borrower or any of its Subsidiaries) and the application of proceeds thereof in conformity with the provisions of this Agreement, the Lien of the Agent on the assets subject to such disposition shall terminate and upon receipt by the Agent of a certification to such effect from the chief financial officer of the Borrower, the security interest granted under the Loan Documents in the Collateral so disposed of shall terminate and the Agent shall deliver such releases as may be appropriate or reasonably requested; provided, however, the security interest granted under the Loan Documents in all remaining Collateral shall remain in full force and effect. 11.17 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.18 PATRIOT Act Notice. Each Lender that is subject to the requirements of the PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the PATRIOT Act. 11.19 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a Guaranty or otherwise, for Swap Agreements, or any other agreement or instrument that is a QFC (such support, "QFC Credit Support" and each such QFC a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC

DMS_US.362473592.16 -154- may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.19, the following terms have the following meanings: "BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. "Covered Entity" means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. "QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

DMS_US.362473592.16 -155- 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 11.21 Disclosure. Each Loan Party, each Lender and each Issuing Bank hereby acknowledges and agrees that the Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with, any of the Loan Parties and their respective Affiliates. 11.22 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Agent) obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent's instructions. 11.23 Joint and Several Liability of the Borrower. For the avoidance of doubt, the Borrower hereby confirms that the Borrower shall be jointly and severally liable, including under any and all Obligations or Secured Obligations of any other Loan Party.

[Signature Page to Fourth Amended and Restated Credit Agreement] IN WITNESS WHEREOF, the Borrower, the Agent, the Issuing Banks and the Lenders have caused this Agreement to be duly executed by their respective duly authorized officers as of the date first above written. VISHAY PRECISION GROUP, INC. By: /s/ William M. Clancy Name: William M. Clancy Title: Executive Vice President, Chief Financial Officer, and Corporate Secretary

[Signature Page to Fourth Amended and Restated Credit Agreement] JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as the Agent, an Issuing Bank and a Lender By: /s/ Christine Lathrop Name: Christine Lathrop Title: Executive Director

[Signature Page to Fourth Amended and Restated Credit Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as an Issuing Bank and a Lender By: /s/ Thomas Collins Name: Thomas Collins Title: Vice President

[Signature Page to Fourth Amended and Restated Credit Agreement] HSBC BANK USA, NATIONAL ASSOCIATION, in its capacity as a Lender By: /s/ Fei Wang Name: Fei Wang Title: Relationship Manager

DMS_US.362473592.16 LIST OF ADDENDA (EXHIBITS AND SCHEDULES) Exhibits Exhibit A Form of RC Note (§ 2.6) Exhibit B Form of Request for Advance (RC Loan) (§ 2.2) Exhibit C Form of Interest Election Request (§ 2.8.4) Exhibit D Reserved Exhibit E Reserved Exhibit F-1 Reserved Exhibit F-2 Reserved Exhibit G Form of Intercompany Promissory Note (of U.S. Loan Party) (§ 8.1.1(l)) Exhibit H Reserved Exhibit I Form of Officer's Compliance Certificate (§ 1.1) Exhibit J Form of Assignment and Assumption (§ 11.6.2(d)) Exhibit K-1 Form of Foreign Lender Tax Certificate (§ 2.14.6) Exhibit K-2 Form of U.S. Tax Compliance Certificate (§ 2.14.6) Exhibit K-3 Form of U.S. Tax Compliance Certificate (§ 2.14.6) Exhibit K-4 Form of U.S. Tax Compliance Certificate (of Foreign Lender Partnership) (§ 2.14.6) Schedules Schedule 1.1 Commitment Schedule 1.2 Existing Letters of Credit Schedule 5.1.1 Organization and Qualification Schedule 5.1.2 Stock Ownership Schedule 5.1.3 Organizational Chart of Borrower and all of its Subsidiaries Schedule 5.4 Recording, Enforceability and Consent Schedule 5.7 Litigation; Compliance with Laws; OFAC Requirements Schedule 5.8 No Burdensome Agreements; Material Agreements Schedule 5.9 Condition of Property Schedule 5.10 Intellectual Property Schedule 5.18 ERISA Plans Schedule 5.22(d) Environmental Schedule 5.23 Labor Matters Schedule 5.25 Existing Indebtedness Schedule 8.1.1 Certain Indebtedness Schedule 8.2 Liens Schedule 8.6 Transactions with Affiliates Schedule 8.11 Tax Consolidation Schedule 8.30 Post-Closing Covenants